                                                                      Exhibit 10

                                 PROMISSORY NOTE



                                                          Date: October 4, 2000
                                                               ----------


3535 Technology Drive N.W.    Rochester    Minnesota    55901
(Street Address of Debtor)    (City)       (State)      (Zip)


         FOR VALUE RECEIVED, PEMSTAR INC., a Minnesota corporation ("Debtor"), promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "Payee") at its office located at 10 Riverview Drive, Danbury, Connecticut 06810, or at such other place as Payee may designate, the principal sum of Two Million Eight Hundred Twenty-Three Thousand Eight Hundred Ninety-Seven Dollars and Twenty-Five Cents ($2,823,897.25), with interest on the unpaid principal balance from and including the date hereof at the rate of Ten and Eight Tenths percent (10.8%) per annum, to be paid in lawful money of the United States, in six (6) consecutive monthly installments of principal and interest of One Hundred Forty-Eight Thousand Two Hundred Fifty-Five Dollars ($148,255.00) each, followed by thirty (30) consecutive monthly installments of principal and interest of Fifty-Five Thousand One Hundred Sixty Six Dollars and Eighty Six Cents ($55,166.86) each, and a final installment due thirty (30) days after the last of the thirty (30) consecutive monthly installments noted above which shall be in the amount of Seven Hundred Ninety Thousand Six Hundred Ninety One Dollars and Thirty Cents ($790,691.30) plus any additional unpaid principal and interest due under this Promissory Note (the "Final Payment"). The first installment shall be due and payable on September __, 2000 and the following installments shall be due and payable on the same day of each succeeding month (each a "Payment Date"). All payments shall be paid to Payee from a location in the United States and in U.S. dollars.

         All payments shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 360 day year and will be charged for each calendar day on which any principal is outstanding. Debtor's obligations to remit payments hereunder shall be absolute and unconditional and noncancellable and shall not be subject to any set-offs, claims or defenses.

         Debtor hereby expressly authorizes General Electric Capital Corporation to insert the date value is actually given in the blank space at the top hereof.

         Time is of the essence hereof. If any installment of principal and interest or any other sum due under this Promissory Note (this "Note") or the Security Agreement (as hereafter defined) is not received within fifteen (15) days after the applicable Payment Date, Debtor agrees to pay in addition to the amount of each such installment a late payment charge of five percent (5%) of said installment, but not exceeding any lawful maximum.

         The Debtor may prepay in full, but not in part, its entire indebtedness hereunder upon payment of an additional sum as a premium equal to the following percentages of the original principal balance: five percent (5%) prior to the first annual anniversary date of this Note; four percent (4%) prior to the second annual anniversary date of this Note; three percent (3%) prior to the third annual anniversary date of this Note, plus all monthly payments and other sums due under this Note and the Security Agreement or similar instrument (each of which is herein referred to as the "Security Agreement") including, but not limited to, the Final Payment.

         Provided that Debtor is not in default, in addition to making the Final Payment due under this Note, Debtor may, upon at least one hundred twenty (120) days prior written notice but not more than one hundred eighty (180) days prior written notice to Payee, return all, but not less than all, of the Collateral (as defined in the Security Agreement) to Payee to a location in the continental United States or any other location mutually agreed to by Payee and Debtor within ten (10) days of the final Payment Date and in compliance with the following terms and conditions:

(i) The Collateral shall have been maintained in compliance with the terms of the Security Agreement;

(ii) With the notice required above, Debtor shall provide to Payee a detailed list of all components of the Collateral.

(iii) With the notice required above, Debtor shall provide to Payee a detailed listing of all components (including internal circuit boards, if any) by both the model and serial number for all hardware comprising the Collateral and a listing of all software features listed individually;

(iv) With the notice required above, Debtor shall provide or cause the vendors or manufacturers of the Collateral to provide to Payee the following documents:
(1) one set of service manuals and operating manuals, including replacements and/or additions thereto, such that all documentation is up to date; (2) one set of documents detailing Collateral configuration, operating requirements, maintenance records and other technical data concerning the set-up and operation of the Collateral including replacements and/or additions thereto, such that all documentation is up to date;

(v) Debtor shall return each item of Collateral with an in-depth field service report which report shall certify that the Collateral has been properly inspected, examined and tested and is operating within the manufacturer's specifications.

(vi) Debtor shall properly remove all of Debtor-installed markings that are not necessary for the operation, maintenance or repair of the Collateral.

(vii) Debtor shall ensure that the Collateral conforms to all applicable United States local, state and federal laws and health and safety guidelines.

(viii) Debtor shall ensure that the Collateral is mechanically and structurally sound, capable of performing the functions for which the Collateral was originally designed, in accordance with the manufacturers' published and recommended specifications.

(ix) At its sole cost and expense, Debtor shall provide for the de-installation, packing, transporting, exporting, importing and certifying of the Collateral, including (without limitation) the following (A) the manufacturers' representatives shall de-install the Collateral (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturers;
(B) each item of Collateral shall be returned with a certificate supplied by the manufacturers' representatives certifying the Collateral to be in good condition and (where applicable) to be eligible for the manufacturers' maintenance plans;
(C) the Collateral shall be packed properly and in accordance with the manufacturers' recommendations; and (D) the Collateral shall be transported in a manner consistent with the manufacturers' recommendations and practices.

(x) Upon sale of the Collateral to a third party, Debtor shall provide transportation to not more than one individual location anywhere in the continental United States selected by Payee.

(xi) Debtor shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Collateral and Payee shall be named as the loss payee on all such policies of insurance.

(xii) Debtor shall deliver a bill of sale for the Collateral in form and substance satisfactory to Payee that shall include the following terms:

         a. Debtor represents and warrants to any purchaser that (1) such purchaser will acquire by the terms of such bill of sale good title to the Collateral free from all liens and encumbrances whatsoever; (2) Debtor has the right to sell the Equipment; and (3) the Collateral has been delivered in good order and condition, and conforms to the specifications, requirements and standards applicable thereto; and (4) the Collateral has been accurately labeled, consistent with the requirements of 40 CFR part 82 Subpart E, with respect to products manufactured with a controlled (ozone-depleting) substance; and

         b. Debtor hereby agrees to save and hold harmless Payee from and against any all federal, state, municipal and local license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all stamp taxes, excise, personal property, use and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or assessed against Payee as a consequence of the sale of the Collateral to a third party purchaser.

Upon the proper return of the Collateral in accordance with the foregoing terms and conditions, Payee will release its security interest in the Collateral and Debtor and Payee will arrange for the sale of the Collateral. Upon the sale of the Collateral, Payee will retain all proceeds thereof and remit to Debtor an amount equal to (i) five hundred sixty four thousand seven hundred eighty dollars ($564,780.00) (the "Residual Risk Amount") less any reasonable remarketing costs of Payee plus (ii) the excess of the sale proceeds over the Residual Risk Amount. In the event that Debtor does not strictly comply with the provisions set forth above related to the return of the Collateral, Payee will not be required to arrange for the sale of the Collateral and will have no obligation to pay Debtor the Residual Risk Amount or any other amount whatsoever.

         In lieu of making the Final Payment due under this Note, Debtor may, upon sixty (60) days prior written notice to Payee, issue a new Promissory Note for the benefit of Payee which shall contain an original principal balance that is equal to the Final Payment amount and shall provide for twenty-four (24) consecutive monthly payments of principal and interest at the then current interest rate, which shall be calculated based upon the two (2) year U.S. Treasury Constant Maturity rate published in The Wall Street Journal on the Monday preceding the date of the new promissory note, plus a corporate debt conversion rate.

         Debtor hereby represents, warrants and covenants that (i) Debtor has the right and lawful authority to enter into this Note; and (ii) Debtor shall pay promptly when due all taxes, license fees, assessments and other charges or expenses levied or assessed in connection with this Note.

         Debtor shall be in default under this Note upon the occurrence of any of the following Events of Default: (i) the failure of Debtor to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Debtor defaults or fails to perform under any term or condition contained in the Security Agreement; or (iii) any representation, warranty or covenant contained in this Note or the Security Agreement proves to be false in any material respect; or (iv) the dissolution, termination of existence, or business failure of Debtor, or any material change in the corporate structure or controlling ownership of Debtor; or (v) the appointment of a receiver for all or of any part of the property of Debtor, the assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against Debtor; or (vi) Payee's good faith determination that the prospect of payment by Debtor under this Note is materially impaired; or (vii) the occurrence of an Event of Default under any other obligation issued by Debtor for the benefit of Payee or under any other agreement between Debtor and Payee.

         Upon the occurrence of an Event of Default under this Note, Payee, at its option, may declare all of the obligations secured by this Note to be immediately due and payable, without demand or notice to Debtor. The obligations and liabilities accelerated thereby shall bear interest at the lower of thirteen percent (13%) per annum or the maximum rate allowed by applicable law.

         It is the intention of Debtor and Payee to comply with applicable usury laws. Accordingly, it is agreed that in no event shall this Note or the Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or the Security Agreement, or if the principal balance shall be prepaid, in such a manner that the amount of interest contracted for, charged or received under this Note or the Security Agreement exceeds the maximum amount permitted by applicable law, then (a) the provisions of this paragraph shall govern, (b) neither Debtor nor any other person now or hereafter liable for the payment of this Note or the Security Agreement shall be obligated to pay interest to the extent that it is in excess of the maximum amount permitted by applicable law, (c) any excess interest which may have been collected shall, at Payee's option, either be applied as a credit against the unpaid principal balance of this Note or refunded to Debtor, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate permitted under applicable law as construed by the courts having jurisdiction thereof. It is further agreed that all calculations of the rate of interest contracted for, charged or received under this Note or the Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the full term of the indebtedness evidenced hereby, all interest contracted for, charged or received from Debtor in connection with such indebtedness. If the effective rate of interest is automatically reduced pursuant to this paragraph, and any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Payee to receive a greater simple interest rate than is presently allowed, Debtor agrees that on the effective date of such amendment or preemption, the lawful maximum interest rate hereunder shall be increased to the maximum interest rate allowed by the higher of the amended state law or the law of the United States of America.

         Debtor and all sureties, endorsers and guarantors (each such person, other than Debtor, an "Obligor") who may at any time become liable for the payment of this Note jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of this Note, and all substitutions or releases of security or of any party primarily or secondarily liable on this Note or the Security Agreement which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any of them, at the election of Payee without joinder of any other as a party thereto. Each Obligor further agrees that Payee shall not be required first to foreclose, proceed against, or exhaust any security in order to enforce payment of this Note. Debtor and each Obligor hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Debtor hereby waives all benefits of valuation, appraisement and exemption laws.

         Payee shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Payee. Payee's rights and remedies hereunder are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of Payee to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any partial exercise of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.

         This Note shall not be changed or terminated orally, but only by writing signed by both parties hereto. Notwithstanding the generality of the foregoing, Payee may correct patent errors herein and fill in all blanks herein consistent with the agreement of the parties.

         All notices from Payee to Debtor shall be sufficiently given if sent by first-class mail, postage prepaid or delivered in hand to Debtor at Debtor's address shown above.

         This Note shall be binding upon Debtor and its representatives, successors and assigns, and shall inure to the benefit of Payee, its successors and assigns.

         This Note and any other evidence of the Indebtedness may be assigned without notice to Debtor and Debtor hereby waives any defense (other than payment in full of all sums due under this Note), counterclaim or cross-complaint by Debtor against any assignee, agreeing that Payee shall be solely responsible therefor.

         Upon request, Debtor agrees to furnish its annual financial statements and such interim statements as Payee may require in form satisfactory to Payee, which such financial statements will have been prepared on a basis of generally accepted accounting principles, and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. Payee may at any reasonable time examine the books and records of Debtor and make copies thereof.

         This Note is executed pursuant to authority of Debtor's Board of Directors. Debtor acknowledges receipt of a true copy hereof.

         This Note and any and all obligations and liabilities secured hereby shall be governed by and construed under the laws of the State of New York, without regard to choice of law principles thereof. DEBTOR AGREES TO WAIVE ALL RIGHTS TO A JURY TRIAL. DEBTOR AGREES TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN THE SOUTHERN DISTRICT NEW YORK. If any provision of this Note is in conflict with any statute, rule or law applicable hereto, then such provision shall be deemed null and void to the extent that it may conflict therewith, but without invalidating any other provision(s) hereof.

         This Note shall continue in full force and effect for so long as there shall remain in existence obligations or liabilities of Debtor to Payee.



         IN WITNESS WHEREOF, a duly authorized officer of Debtor has executed this Note as of the date first above written.

DEBTOR:  PEMSTAR INC.


By:           /s/ William J. Kullback
   --------------------------------------------------

Name:         William J. Kullback
     ------------------------------------------------

Title:        Chief Financial Officer
      -----------------------------------------------

Taxpayer ID No
               --------------------------------------


ACKNOWLEDGED AND AGREED TO:

GENERAL ELECTRIC CAPITAL CORPORATION


By:          /s/ Dennis Duffany
   --------------------------------------------------

Name:        Dennis Duffany
     ------------------------------------------------

Title:       Credit Manager
      -----------------------------------------------

                        LAND AND FACTORY LEASE AGREEMENT
                        --------------------------------

This Agreement is made in Bangkok on April 27, 2000 between: THAI FACTORY DEVELOPMENT PUBLIC COMPANY LIMITED, a Thai public limited company with registered office at 5th Floor, FCI Building II, 2884/1 New Petchburi Road, Kwaeng Bangkapi, Ketr Huaykwang, Bangkok 10320 Thailand (hereinafter "Lessor") and

         PEMSTAR (THAILAND) LTD.
--------------------------------------------------------------------------------
         733/734-736 Moo 8 Phaholyothin Road,
--------------------------------------------------------------------------------
         Tambol Kukot, Amphur Lamlookka, Pathumthani  12130
--------------------------------------------------------------------------------
(hereinafter "Lessee").

                                    RECITALS
                                    --------

WHEREAS Lessor is engaged in the business of industrial development in Thailand and is the owner of land and factory in Hi-Tech Industrial Estate.

WHEREAS Lessor wishes to lease and Lessee wishes to hire land and a factory building within the said Industrial Estate.

THEREFORE, the parties agree as follows:

Article 1. Lessor's Property Defined

         Lessor's property (hereinafter "Property") subject to this Agreement includes the following land, factory building and construction on plot no. G8/17 within Hi-Tech Industrial Estate further described in
         Schedule 1 annexed hereto:

            Land:   The land defined is -
                    Title Deed No.   57894,47897 and 47895  ;
                    Land No.         523,521 and 524
                    Survey Map No.   18 Tor 5 Or, 18 Tor 5 Or and 18 Tor 5 Or;
                    Survey page No.  918, 916 and 919
                    Tambol           Bann Poh;  Amphur  Bangpa-In
                    Changwad         Phra Nakom Sri Ayutthaya
                    Area  (approx.)  1 rai, 2 ngan, 77 wah(2)

         Factory Building and Construction :

         Single storey, size 30m. x 47m., prefabricated slab floor with floor loading of 1,000 kgs./sq.m., mezzanine 30m. x 6m. with floor loading of 300 kgs./sq.m., mostly concrete hollow block wall and metal sheet roof on steel truss. External work includes concrete road, concrete block fence and one guard house.

Article 2. Agreement to Lease Property

         (1) The Lessor agrees to lease and the Lessee agrees to hire the Property on the terms and conditions stated herin for the purpose of all lawful activity relating to carrying on the following business:

                  Electronic Components Part
                  --------------------------------------------------------------

         (2) Subject to the provisions hereinafter contained, this Agreement shall be for a term of 3 years, commencing on the 27 day of May , 2000 , and ending on May 26, 2003, subject to the right of Lessee to renew this Agreement as provided in Clause 2(3) and Clause 6(7) hereof.

         (3) Subject to the provisions in Clause 2(5) hereof Lessee shall have the option to renew this Agreement for three (3) years after expiry date of the original term in Clause 2(2) above upon the same terms and conditions as for this Agreement except for rental charges which Lessor is entitled to revise. This option shall be exercised by Lessee giving Lessor written notice of its intention to renew this Agreement not less than ninety (90) days prior to the expiration of the original term.

         (4) Subject to the provisions in Clause 2(5) hereof Lessee shall pay rental to Lessor at the rate of Baht 280,000 (Baht Two Hundred Eighty Thousand Only) per month in advance on the seventh day of each calendar month commencing on May 27, 2000 , in addition Lessee shall pay or reimburse Lessor, the amounts assessed from time to time (including future increases) in respect of house and land tax, local development tax and other taxes or charges which may come into force with respect to the Property after the date of this Agreement, said sums to be paid by Lessee within 30 days after receipt of invoices from Lessor.

         (5) Lessee shall pay under this Agreement upon renewal thereof a reviewed increased rental in Baht to Lessor as determined at successive 3 years intervals commencing firstly from the third anniversary of the commencement date of this Agreement according to the Wholesale Price Index for Thailand as published by the Bank of Thailand but not less than 2.5 percent p.a.) Each review to adopt a uniform accounting basis with the corresponding WPI for December 2002 and December 1999 which is 172.7 (base year 1985 = 100). In the event publication of the WPI is discontinued or suspended the Lessee permits and accepts the Lessor to select another suitable measurement index.

Article 3. Security Deposit

         (1) Lessee shall pay to Lessor Baht 1,680,000 (Baht One Million Six Hundred Eighty Thousand Only) on the date of this Agreement as deposit for security against damage to the Property caused by Lessee's representatives and for the due observance and performance by Lessee of the terms and conditions of this Agreement.

         (2) Lessor shall have the right to use the security deposit to make repairs to the Property required under Lessee's Covenants due to acts or omissions by Lessee, and Lessee agrees to advance such additional amounts as are necessary to maintain the deposit at the amount agreed above throughout the term of this Agreement.

         (3) During the Lease Agreement period the security deposit shall not be deemed to be, or treated as payment of the rental and other moneys due except at the absolute discretion of Lessor in the event of termination of the lease due to breach of this Agreement by Lessee.

         (4) In the event Lessee does not breach this Agreement, the security deposit less any sums required to make necessary repairs thereof shall be returned to Lessee upon termination of this Agreement provided always it is hereby agreed that any deduction made by Lessor from the security deposit shall not prejudice Lessor's right of claim for any breach of this Agreement by Lessee.

         (5) After the first year of lease under this Agreement, Lessee shall have a right to terminate this Agreement prior to the rental period stated in Article 2(2) above. In the event Lessee terminate this Agreement before the period of first year has been elapsed, Lessor shall have a right to forfeit this security deposit and without prejudice to any right of Lessor in respect of any breach hereof.

Article 4. Lessor's Covenants

         The Lessor hereby covenants with Lessee as follows:

         (1) That at the date of this Agreement Lessor has full title and full authority to lease the Property which is subject to the announcement and regulation of Thai Industrial Estate Corp., Ltd. and The Industrial Estate Authority of Thailand (Schedule 2 annexed hereto).

         (2) That the Property shall be insured by Lessor against fire and such additional risks as are deemed necessary as a consequence of the nature of occupation of the Property and Lessee shall pay all insurance premium, such insurance to be in the joint names of Lessor and Lessee for their respective rights and interests and to be maintained throughout the term of this Agreement.

         (3) That Lessor may not assign this Agreement to any person without giving Lessee prior written notice of its intention to do so.

         (4) To give Lessee immediate notice in writing of any proposals of the taking over of the Property by condemnation or otherwise by any government or other authority.

         (5) To pay local development tax and other taxes payable by law subject to recovery from Lessee under Clause 2(4) hereof.

         (6) That Lessee paying the rent and other charges hereby reserved and observing and performing the several covenants and stipulations on its part under this Agreement shall peacefully hold and enjoy the Property during the said term without interruption by Lessor.

         (7) To maintaim and keep in the main structure, walls, floors, roofs and drains of the Property oin good tenantable condition provided always that Lessee shall be liable for any damage arising out of Lessee's use of the Property, provided such damage is not covered by insurance as stated herein.

5.       Lessee's Covenants

         The Lessee hereby covenants with Lessor as follows:

         (1) That Lessee has fully inspected the Property. Lessee declares that it is leasing the Property on its own examination and judgement, and not through any representation made by Lessor except as expressly stated herein.

         (2) That Lessee has read, understands and will comply with all conditions set forth in the announcement, regulations and any rules announced by Thai Industrial Estate Corp., Ltd. and The Industrial Estate Authority of Thailand and will promptly remedy any breach thereof upon written notice from either Thai Industrial Estate Corp., Ltd. or The Industrial Estate Authority of Thailand or Lessor and indemnify Lessor in respect of any claim or costs incurred arising thereby. In particular, Lessee undertakes:

                  (a) not to deposit or permit to be deposited any objectionable rubbish or refuse on the Property;

                  (b) not to allow any objectionable effluent to be discharged into the drains or sewers of the Property and to take all necessary measures and precautions to ensure that any effluent so discharged will not be corrosive or otherwise harmful to the said drains and sewers, will not cause any obstruction or deposit therein and will not entail any ecological pollution;

                  (c) not to carry on or permit or suffer to be carried on upon the Property any trade of noxious or offensive nature and it is confirmed that the activities specified in Clause 2(1) hereof do not fall within the description appearing in this sub-clause;

                  (d) not to affix, exhibit or erect upon the Property any placard, poster, advertisment or boarding other than a signboard bearing Lessee's name, address, telephone number(s) and the nature of its business; and

                  (e) not to do or permit to be done upon the Property anything which may be or become a nuisance in Law to Lessor or to the occupiers of neighboring property.

         (3) That Lessee will execute prior to occupying the Property a Contract of Use of Land with the Industrial Estate Authority of Thailand in the form of Schedule 3 annexed hereto (or such similar form of agreement as may be prescribed by the Industrial Estate Authority of Thailand).

         (4) That Lessee will obtain all licenses required under the law to establish its business and operate its business on the Property and not use or occupy the Property for any unlawful purpose.

         (5) To pay the rental and charges when due in accordance with Clause 2(4) hereof and all charges due for water, electricity, telephone, telex and other services supplied to it at the Property.

         (6) That Lessee shall from time to time make repairs as necessary and maintain in a good and tenantable condition the exterior and interior of the Property and all parts thereof at its expense to the satisfaction of Lessor, including repair and/or replacement of all damage structural of otherwise (closets, sinks, pipes, windows, doors, locks, bolts, fastenings etc.) arising out of Lessee's use of the Property, provided damage is not covered by insurance as stated herein.

         (7) To permit Lessor (or its representatives and/or workmen) to examine the condition of the Property at reasonable times during normal business hours provided Lessor shall give Lessee seven (7) days written notice and thereupon Lessor may serve upon Lessee a notice in writing specifying any repairs which Lessee is under the terms of this Agreement obliged to perform; if Lessee shall not within twenty one (21) days after receipt of such notice proceed diligently with the execution of such repairs Lessee shall permit Lessor ( or its representatives and/or workmen) to enter upon the Property and execute such repairs and the cost thereof shall be debt due by Lessee to Lessor provided such repairs are not covered by insurance as stated herein.

         (8) Not to do, permit or allow to be done any of following without the prior written approval of Lessor and insurers of the Property whose consent shall unreasonably be withheld:

                  (a) use or occupy the Property or any part thereof for any other purpose than the original trade or business specified in this Agreement;

                  (b) assign this Agreement, sublet or part with in any way possession or custody of the Property or any part thereof or grant any license or permission to any person to occupy, use or operate the same;

                  (c) undertake structural alterations or additions to the Property or any part thereof or, except as provided under Clause 6(4), install or erect upon or affix any permanent fixtures, machinery or apparatus; and

                  (d) bring upon or store in the Property any dangerous, inflammable (with a flash point of less than 150 F), explosive, noxious or offensive substance or gases in excess of certain specified types and quantities as shall be agreed upon from time to time by Lessor.

         (9) To pay (as occupier) the cost of insurance of the Property maintained by Lessor in both names of Lessor and Lessee for their respective rights and interest in accordance with Clause 4(2) hereof and also,

                  (a) to pay any increased or extra insurance premium or surcharge levied by insurance which is attributed to particular risks of Lessee's business;

                  (b) to comply in all respect with the requirements of the insurers of the Property;

                  (c) not to take any action of any nature to prejudice Lessor's right to protection under such coverage.

         (10) In the event that any act or omission on the part of Lessee which may render any increased or extra insurance premium or surcharge for the insurance of the Property (or any part thereof) or which may make void or voidable any such insurance, Lessee shall forthwith to make good or pay to Lessor all loss or damage sustained by Lessor consequent upon such act or omission.

         (11) Not to overload the concrete floor of the Property in excess of 1,000 kg. per sq. metre ( 1.0 tons/sq.metre) or to use the roof structure, steel trusses and supporting columns for weight lifting or weight holding purposes.

         (12) Not to do any other acts or things prejudical to the interests of Lessor. In the event that Lessor is of the opinion that such acts or things are prejudical to its interests, notice in writing shall be given by Lessor and Lessee shall rectify the said prejudical acts or things within twenty one (21) days of the receipt of the notice.

         (13) To pay all direct and incidental costs charges and stamp duty in relation to the registration and performance of this Agreement.

         (14) To deliver the Property at the end of the lease term properly cleaned and in the same condition as received, subject only to normal wear and tear, inclusive of any Lessee's fixtures and fittings (whose removal may cause damage to the Property) as shall be mutually agreed upon at that time.

         (15)     To pay all stamp duties of this Lease Agreement.

6.       PROVIDED ALWAYS and it is as follows:

         (1) If Lessor fails to perform any obligation hereunder and fails to remedy such default within twenty one (21) days after written notice to Lessor thereof, Lessee shall have the option of terminating this Agreement immediately by written notice to Lessor but without prejudice to any right of Lessee in respect of any prior breach hereof.

         (2) If Lessee fails to perform any obligation hereunder and fails to remedy such default within twenty one (21) days after written notice to Lessee thereof, Lessor may terminate this Agreement immediately by written notice to Lessee and repossess the Property and without prejudice to any right of Lessor in respect of any prior breach hereof.

         (3) In addition and without prejudice to the rights and remedies conferred by this Agreement, if Lessee shall default in the payment seven (7) days after the due date for payment of the said rent or other moneys herein covenanted to be paid, Lessee shall pay Lessor interest at the rate of fifteen per centum (15%) per annum on the said rent or any other sum at that time in arrears, calculated from the date of such default until the date of payment of the said rent or such other moneys in arrears.

         (4) Lessee shall have the right to install all machinery, equipment fixtures and materials as are required for its business, subject to prior approvals required from the Ministry of Industry under the Factories Acts and subject to specific written approval of Lessor with respect to design and floor load factors.

         (5) If the Property shall be partially destroyed or damaged by fire, or insurable risks held covered so as to be unfit for use, Lessor shall promptly repair, restore or rebuild the

                  Property to substantially its former condition and the rent shall be reduced proportionately until the Property has been repaired, restored or rebuilt. If Lessor shall fail without due cause to commence such repairs, restoration or reconstructions within thirty (30) days of such partial destruction or damage, then Lessee may (but shall not be obligated to) make such repairs, restorations or reconstructions by giving the Lessor advance written notice and be reimbursed accordingly.

                  Should the said damage be caused by carelessness on the part of the Lessee or its employees, the Lessor shall be reimbursed for such damage costs exceeding the insurance coverage and if the reimbursement, paid by the insurer, is inadequate to cover the damage, the Lessee shall still bear responsibility for any outstanding costs and damages.

         (6) If the Property shall be completely or substantially destroyed or damaged by fire or by the specific insurable risks held covered so as to be wholly unfit for use, then either party may by written notice to the other within twenty one (21) days thereafter elect to terminate this lease, such termination to be effective as from the date of such destruction or damage aforesaid and a proportionate refund shall be made to Lessee for any advance rental paid. In the event neither party elects to terminate this lease, Lessor shall promptly rebuild or restore the Property to substantially its former condition and no rental shall be payable until the Property is again rendered fit for occupancy by Lessee.

                  Should the said damage be caused by carelessness on the part of the Lessee or its employees, the Lessor shall be reimbursed for such damage costs exceeding the insurance coverage and if the reimbursement, paid by the insurer, is inadequate to cover the damage, the Lessee shall still bear responsibility for any outstanding costs and damages.

         (7) Subject to the provisions in Clause 2(5) hereof Lessee shall have the option to further renew this Agreement for a second extended term of three ( 3 ) years after the expiry date of the first extended term under Clause 2(3) hereof upon the same terms and conditions as for this Agreement except for rental charges which Lessor is entitled to revise. This option shall be exercised by Lessee giving Lessor written notice of its intention to renew this Agreement not less than ninety (90) days prior to the expiration of the first extended term.

7.       Notices

         Any notice given hereunder shall be in writing and shall be delivered by hand or registered letter (acknowledgement) to the parties at the addresses first set out above.

8.       Entirety

         (1) This Agreement shall be governed by the Law of Thailand. The provisions of this Agreement supersede any prior agreement or understanding, orally or in writing, inconsistent herewith, and shall constitute the only agreement between the parties with respect to the matters herein.

         (2) This Agreement is made in duplicate in Thai Both parties hereto understand all the provisions of this Agreement and have duly executed this Agreement in the presence of witnesses.




LESSEE:                                 LESSOR:
PEMSTAR (THAILAND) Co., LTD.            THAI FACTORY DEVELOPMENT
                                        PUBLIC COMPANY LIMITED




BY  /s/ Mrs. Laddawan Maisonti          BY  /s/ Mr. Sukpoch Chotigavanich
    ----------------------------------      ------------------------------
       (Mrs. Laddawan Maisonti)                (Mr. Sukpoch Chotigavanich)
       Executive Director                      Managing Director



BY  /s/ Mr. Chitsan Buddhi
    ----------------------------------
       (Mr. Chitsan Buddhi)



Witness  /s/ Miss Wannee Phongsak       Witness  /s/ Miss Vilai S. Ngow
         -----------------------------           -------------------------
            (Miss Wannee Phongsak)                  (Miss Vilai S. Ngow)
            General Manager                         Business Development Manager




Attachments :
-------------
       Schedule 1 :   The Property
       Schedule 2 :   Regulations of the Industrial Estate Authority of Thailand
       Schedule 3 :   Contract of Use of Land
       Schedule 4 :   Notice of Assignment

                             MASTER LEASE AGREEMENT


THIS MASTER LEASE AGREEMENT, dated as of November 1, 2000 ("Agreement"), between GE Capital (Thailand) Ltd., a corporation organized under the laws of Thailand with an office 1-6,8-10 Capital Tower, All Seasons Place ,87/1 Wireless Road , Lumpini , Pathumwan , Bangkok 10330 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and Pemstar (Thailand) Ltd., a corporation organized and existing under the laws of Thailand with its mailing address and chief place of business at 733/734-736 Moo 8 Phaholyothin Road Kukot, Lamlooga, Pathumtani 12130 (hereinafter called "Lessee").


                                   WITNESSETH:


1.       LEASING:

         (a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

         (b) The obligation of Lessor to purchase Equipment from the manufacturer or supplier thereof ("Supplier") and to lease the same to Lessee under any Schedule shall be subject to receipt by Lessor, prior to the Lease Commencement Date (with respect to such Equipment), of each of the following documents in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then to be leased hereunder, (ii) evidence of insurance which complies with the requirements of Section 9, and (iii) such other documents as Lessor may reasonably request. As a further condition to such obligations of Lessor, Lessee shall, upon delivery of such Equipment (which in no event be later than the Last Delivery Date specified in the applicable Schedule) execute and deliver to Lessor a Certificate of Acceptance (in the form of Annex C to the applicable Schedule) covering such Equipment. Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Upon execution of any Certificate of Acceptance in accordance with the terms hereof, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

2.       TERM, RENT AND PAYMENT:

         (a) The rent payable hereunder and Lessee's right to use the Equipment shall commence on the date of execution of the Certificate of Acceptance for such Equipment in accordance with the terms hereof ("Lease Commencement Date"). The term of this Agreement shall be the period specified in the applicable Schedule. If any term is extended, the word "term" shall be deemed to refer to all extended terms, and all provisions of this Agreement shall apply during any extended terms, except as may be otherwise specifically provided in writing.

         (b) Rent shall be paid to Lessor at its address stated above, except as otherwise directed by Lessor. Payments of rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. If one or more Advance Rent payments are payable, such Advance Rent shall be (i) set forth on the applicable Schedule, (ii) due upon acceptance by Lessor of such Schedule, and (iii) when received by Lessor, applied to the first rent payment and the balance, if any, to the final rental payment(s) under such Schedule. In no event shall any Advance Rental or any other rent payments be refunded to Lessee. If rent is not paid within ten days of its due date, Lessee agrees to pay a late charge of five hundredths of a USD (USD 0.05) per USD on, and in addition to, the amount of such rent; provided however, that such payment shall not exceed the lawful maximum, if any.

         (c) The Lessee irrevocably agrees that the rent payable hereunder will be increased by any incremental taxes (including, without limitation, any applicable Value Added Taxes ("VAT")), or any other related and consequential charges levied, now or hereafter, on this Agreement, any Schedule or the Equipment leased thereunder.

3.       RENT ADJUSTMENT:

         (a) The periodic rent payments in each Schedule have been calculated on the assumption (which, as between Lessor and Lessee, is mutual) that the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers ("Effective Rate") is the rate applicable in Thailand for the respective each year during the lease term.

         (b) If, solely as a result of enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Revenue Code of Thailand, as amended, (the "Code")), the Effective Rate is higher than the current Effective Rate for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less.37 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value. The adjusted Termination Value shall be the Termination Value (calculated as of the first rental due in the year for which such adjustment is being made) less the product of the Tax Benefits that would be allowable under the Code (as of the first day of the year for which such adjustment is being made and all subsequent years of the lease term) times the Effective Rate (expressed as a decimal) (in the year for which such adjustment is being made). Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

         (c) Lessee's obligations under this Section 3 shall survive any expiration or termination of this Agreement.

4. TAXES: Except as provided in Sections 3 and 14(c), Lessee shall have no liability for taxes imposed by the Government of Thailand which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor or Lessee by any government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, import, stamp, VAT or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor, (ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessor, and (iv) send a copy thereof to Lessor.

5.       REPORTS:

         (a) Lessee will notify Lessor in writing, within ten (10) days after any preferential right which has been asserted against Lessee's property under any applicable law which adversely affects, or could adversely affect, Lessor's rights in and to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.

         (b) Lessee will within ninety (90) days of the close of each fiscal year of Lessee, deliver to Lessor, Lessee's balance sheet and profit and loss statement, certified by a recognized firm of certified public accountants (acceptable to Lessor). Upon request Lessee will deliver to Lessor quarterly, within ninety (90) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by its authorized person.

         (c) Lessee will permit Lessor to inspect any Equipment during normal business hours.

         (d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) and will promptly notify Lessor of any relocation of Equipment. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification.

         (e) Lessee will promptly and fully report to Lessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed ten percent (10%) of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage.

         (f) Lessee hereby agrees to provide, on an annual basis, a certificate, signed by an authorized officer of Lessee, with regard to the following: (i) that all units of Equipment are in good working order and condition in accordance with all of the requirements hereunder or under the applicable Schedule; and (ii) that the Equipment is in physical possession, and under the control, of Lessee and located at the address(es) as set forth on the applicable Schedules.

6.       DELIVERY, USE AND OPERATION:

         (a) All Equipment shall be shipped directly from the Supplier to Lessee.

         (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable laws, rules and regulations.

         (c) LESSEE SHALL NOT ASSIGN, PLEDGE, MORTGAGE, SUBLET OR HYPOTHECATE ANY EQUIPMENT, OR THE INTEREST OF LESSEE HEREUNDER, NOR SHALL LESSEE REMOVE ANY EQUIPMENT FROM THE FACTORY, OFFICE OR OTHER SITE SPECIFIED ON THE APPLICABLE SCHEDULE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR.

         (d) Lessee will keep the Equipment free and clear of all preferential rights other than those which result from acts of Lessor.

7.       SERVICE:

         (a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and tear excepted. Lessee shall, if at any time requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels or engravings showing ownership thereof by Lessor and Lessee hereby warrants that it will not remove any such plates, tags, engraving or identifying labels for any reason whatsoever.

         (b) Lessee will not, without the prior consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law (including Revenue Department guidelines), and shall become the property of Lessor. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to or in any other personal or real property.

         (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.

         (d) The Lessor or its representatives shall have the right, from time to time upon prior written notice to the Lessee, to enter upon the premises where any Equipment is kept during the normal business hours of the Lessee for the purpose of confirming its existence, condition and proper maintenance.

8. LOSS, DAMAGE AND STIPULATED LOSS VALUE: Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is delivered to Lessee. Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall, from any cause whatsoever, be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use (such occurrences being hereinafter called "Casualty Occurrences"). On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of (x) all rental and other amounts which are due hereunder as of the Payment Date; and (y) the greater of (i) the replacement value for such unit as of the date of such Casualty Occurrence or (ii) the Stipulated Loss Value of such unit calculated as of the rental next preceding such Casualty Occurrence ("Calculation Date"). Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate and (except in the case of the loss, theft or complete destruction of such unit) Lessee shall be entitled to recover possession of such unit.

9. INSURANCE: Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. Lessee will not make adjustments with insurers except (i) with respect to claims for damage to any unit of Equipment where the repair costs do not exceed ten percent (10%) of such unit's fair market value, or (ii) with Lessor's written consent. Said policies shall provide that the insurance may not be altered or cancelled by the insurer until after thirty (30) days written notice to Lessor. Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or
(ii) satisfy any obligation of Lessee to Lessor hereunder.


10.      RETURN OF EQUIPMENT:

         (a) Upon any expiration or termination of this Agreement or any Schedule, Lessee shall promptly, at its own cost and expense: (i) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for their originally intended purpose;
(ii) if deinstallation, disassembly or crating is required, cause such units to be deinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor; and
(iii) return such units to a location within Thailand as Lessor shall direct.

         (b) Until Lessee has fully complied with the requirements of Section 10(a) above, Lessee's rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term. Lessor may terminate such continued leasehold interest upon ten (10) days notice to Lessee.

         (c) If Lessee fails to return the Equipment on expiration or termination, Lessor shall be entitled to damages equal to the higher of (i) the rent for the Equipment, pro-rated on a monthly basis, for each day the Equipment is retained in violation of the terms hereof; or (ii) the daily fair market rental for the Equipment calculated at the time of expiration or termination. Such damages for retention of the Equipment after termination or expiration of the Lease shall not be interpreted as an extension of the Lease or reinstatement of Lease. Lessor's rights hereunder shall survive the expiration or termination of this Lease.

11.      DEFAULT:

         (a) Lessor may in writing declare this Agreement in default if: Lessee breaches its obligation to pay rent or any other sum when due and fails to cure the breach within ten (10) days; Lessee breaches any of its insurance obligations under Section 9; Lessee breaches any of its other obligations and fails to cure that breach within thirty (30) days after written notice thereof; any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; Lessee becomes insolvent or ceases to do business as a going concern; any Equipment is illegally used; or a petition is filed by or against Lessee or any guarantor of Lessee's obligations to Lessor under any reorganization, bankruptcy or insolvency laws. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

         (b) After default, at the request of Lessor, Lessee shall comply with the provisions of Section 10(a). Lessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment is believed to be and take possession thereof. Any such entrance and repossession by Lessor or any of its agents or employees is hereby pre-authorized and shall not constitute a trespass or any other crime. On or after the date upon which the Equipment has been repossessed, Lessor may, at its option, terminate this Agreement without, in any way, waiving its right to receive any and all payments due, or to become due, hereunder including, without limitation, its right to receive the stipulated penalty set forth below and any amounts due pursuant to Sections 4 and 14 hereof. Lessee shall, without further demand, forthwith pay to Lessor, as a stipulated penalty, the sum of (i) the Stipulated Loss Value of the Equipment (calculated as of the rental next preceding the declaration of not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. In taking any actions hereunder, Lessor shall endeavor to use its best efforts to mitigate its damages related to any default by Lessee to the least amount reasonably practicable. In consideration of such undertaking, Lessee hereby acknowledges that the Lessor has purchased the Equipment exclusively for the purpose of leasing such Equipment to Lessee hereunder, and that any default hereunder will result in the damages described in this Article 11(b), which damages were foreseeable as of the Lease Commencement Date. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities: (1) to pay all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as a stipulated penalty; and (4) any surplus shall be retained by Lessor. Lessee shall pay any deficiency in (1) and (2) forthwith.

         (c) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay Lessor's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies hereunder, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

         (d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

12. ASSIGNMENT: Lessor may, without the consent of Lessee, assign any or all of its rights in this Agreement or any Schedule. Lessee agrees that if Lessee receives written notice of an assignment of rights from Lessor, Lessee will pay all rent and all other amounts payable under any assigned Equipment Schedule to such assignee or as instructed by Lessor. Lessee further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

13. NET LEASE; NO SET-OFF, ETC:This Agreement is a net lease. Lessee's obligation to pay rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual) of Lessee against Lessor under this Agreement or otherwise. Nor shall this Agreement terminate or the obligations of Lessee be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.

14.      INDEMNIFICATION:

         (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

         (b) Lessee hereby represents, warrants and covenants that (i) on the Lease Commencement

Date for any unit of Equipment, such unit will qualify for all of the items of deduction and credit specified in Section C of the applicable Schedule plus any other items of deduction and credit which might apply to such unit of Equipment at any time during the term of this Agreement ("Tax Benefits") in the hands of Lessor (all references to Lessor in this Section 14 include Lessor and the consolidated taxpayer group of which Lessor is a member), and (ii) at no time during the term of this Agreement will Lessee take or omit to take, nor will it permit any sublessee or assignee to take or omit to take, any action (whether or not such act or omission is otherwise permitted by Lessor or the terms of this Agreement), which will result in the disqualification of any Equipment for, or recapture of, all or any portion of such Tax Benefits.

         (c) If as a result of a breach of any representation, warranty or covenant of the Lessee contained in this Agreement or any Schedule (x) tax counsel of Lessor shall determine that Lessor is not entitled to claim on its income tax return all or any portion of the Tax Benefits with respect to any Equipment, or (y) any such Tax Benefit claimed on the income tax return of Lessor is disallowed or adjusted by Revenue Department authorities, or (z) any such Tax Benefit is recomputed or recaptured (any such determination, disallowance, adjustment, recomputation or recapture being hereinafter called a "Loss"), then Lessee shall pay to Lessor, as an indemnity and as additional rent, such amount as shall, in the reasonable opinion of Lessor, cause Lessor's after-tax economic yields and cash flows, computed on the same assumptions, including tax rates (unless any adjustment has been made under Section 3 hereof, in which case the Effective Rate used in the next preceding adjustment shall be substituted), as were utilized by Lessor in originally evaluating the transaction (such yields and flows being hereinafter called the "Net Economic Return") to equal the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. Such amount shall be payable upon demand accompanied by a statement describing in reasonable detail such Loss and the computation of such amount.

         (d) All of Lessor's rights, privileges and indemnities contained in this Section 14 shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

15. DISCLAIMER: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION WHATSOEVER WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Lease, Lessee shall be, and hereby is, authorized during the term of this Lease to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

16. REPRESENTATIONS AND WARRANTIES OF LESSEE: Lessee hereby represents and warrants to Lessor that on the date hereof and on the date of execution of each Schedule:

         (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

         (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

         (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

         (d) The entry into and performance by Lessee of the Documents will not:
(i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Memorandum and Articles of Association, or (ii) result in any breach of, constitute a default under or result in the creation of any preferential right upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

         (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement.

         (f) The Equipment accepted under any Certificate of Acceptance is and will remain movable property.

         (g) Each Balance Sheet and Statement of Income delivered to Lessor has been prepared in accordance with generally accepted accounting principles, and since the date of the most recent such Balance Sheet and Statement of Income, there has been no material adverse change.

         (h) Lessee is and will be at all times validly existing and in good standing under the laws of Thailand.

         (i) The Equipment will at all times be used for commercial or business purposes.

17.      EARLY TERMINATION:

         (a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a rent payment date ("Termination Date") upon at least ninety (90) days prior written notice to lessor.

         (b) With the consent of the Lessor, Lessee may, solicit cash bids for the Equipment. It is understood by Lessee that, with regard to any sale of the Equipment hereunder, Lessor shall not make, or be deemed to have made, any representation or warranty, whether express or implied, with regard to the Equipment sold (including, without limitation, the value, condition, status or quality thereof or such Equipment's fitness for any purpose; hereinafter "AS IS BASIS"). As a condition to such sale, prior to the

Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rental due on the Termination Date) for the Equipment, and (B) all rent and other sums due and unpaid as of the Termination Date.

         (c) Provided that all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value.

         (d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment. In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section 10) and (ii) pay to Lessor all amounts required under
Section 17(b) less the amount of the highest bid certified by Lessee to Lessor.

18. SALE AND LEASEBACK. In the event the lease of any Equipment is a sale and leaseback :

          (a) Lessee acknowledges that (i) it has previously issued a Bill of Sale, in the form of Annex E hereto, transferring title to the Equipment to Lessor and (ii) this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date.

          (b) Lessor shall have no obligation to purchase the Equipment and to lease the Equipment to Lessee unless the Equipment is delivered on or prior to the Last Delivery Date stated on Equipment Schedule, and prior to such delivery, Lessor receives: (a) a copy of this Master Lease Agreement executed by Lessee;
(b) a copy of the Purchase Order for the Equipment; (c) evidence of insurance which complies with the requirements hereof; (d) an executed certificate of acceptance for the Equipment ("Certificate of Acceptance") in the form of Annex C; (e) a bill of sale for the Equipment from the Supplier thereof; (f) the manufacturer's statement of origin, endorsed to Lessor; and (g) such other documents as Lessor may reasonably request.

19.      MISCELLANEOUS:

         (a) The Lessee agrees that at no time during the term of this Agreement will it attempt, or cause to capitalize, any Equipment on Lessee's Balance Sheet, and Lessee and Lessor hereby agree that the ownership of the Equipment during the term of this Agreement shall be vested, at all times, in the Lessor.

         (b) Nothing herein contained shall give or convey to Lessee any right, title or interest in and to any Equipment except as a lessee. Any cancellation or termination by Lessor, pursuant to the provision of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain movable property of Lessor regardless of the degree of its annexation to any immovable property and shall not by reason of any installation in, or affixation to, immovable property, become a part thereof.

         (c) Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith. Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO

VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

         (d) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated to, effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor within five days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

         (e) Any rent or other amount not paid to Lessor when due hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of twenty-one percent (21%) per annum or the maximum rate allowed by law. Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

         (f) The Lessor and Lessee agree that this Agreement and any Schedule have been entered into on the basis of, inter alia, the financial condition of the Lessee. In the event of a material adverse change (as determined by Lessor in its sole discretion) in the financial condition of the Lessee during the term of this Agreement, the Lessor reserves the right to review the terms of this Agreement or any Schedule and require the Lessee to provide such security for Lessee's obligations hereunder or under any Schedule as may be stipulated by the Lessor and the Lessee shall bear all costs and expenses arising out of such review.

         (g) This Agreement shall be governed by and construed under the substantive laws of Thailand. Lessor and Lessee hereby agree that this Agreement and any Schedule shall not be effective unless and until executed by an authorized representative of Lessor.


         IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


LESSOR:                                     LESSEE:

GE Capital (Thailand) Ltd.                  Pemstar (Thailand) Ltd.



By:   /s/ Gordon Szych                  By: /s/ Laddawan Maisonti
     ----------------------------          ----------------------------------
      /s/  Phawana Niemloy                  /s/ Jitsan Buddee
     ----------------------------          ----------------------------------
 Mr.Gordon Szych and                           Mrs.Laddawan Maisonti and
 Ms.Phawana Niemloy                            Mr.Jitsan Buddee
Title: Director                                Title: Director

                               EQUIPMENT SCHEDULE
                                 SCHEDULE NO. 1
                           DATED THIS November 1, 2000
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF November 1, 2000


Lessor & Mailing Address:               Lessee & Mailing Address:
GE Capital (Thailand) Ltd.              Pemstar (Thailand) Ltd.
1-6,8-10 th Floor, Capital Tower        733/734-736  Phaholyothin Rd
All Seasons Place , Lumpini             T.Kukot  A.Lumlooga
Pathumwan, Bangkok  10330               Pathumthani 12130

Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease Agreement identified above ("Agreement"; said Agreement and this Schedule being collectively referred to as "Lease").

A.       Equipment

         Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.       Financial Terms

         1.      Advance Rent (if any):                   -
                                        --------------------------
         2.      Basic Term (No. of Months):             24       .
                                            ----------------------
         3.      Basic Term Commencement Date:    December 1, 2000.
                                               -------------------
         4.      Rental Payment:   USD 29,450.-              ,
                                 ----------------------------
         5.      Equipment Location:  113 Moo 1 Asia-Nakornsawan Rd, T.Ban-Lain,
                                      A.Bangpa-In, Phra Nakorn Sri Ayutthaya
                                      13160
         6.      Supplier:   Pemstar Inc.
                           ------------------
         7.      Last Delivery Date:    November 1,2000
                                     ----------------------
         8.      First Termination Date:  The First Rental Payment Date which is
                       24        months after the Basic Term Commencement Date.
                 ---------------

C.       Tax Benefits

         Depreciation Deductions:

         a.      Depreciation Method:  Sum of The year digit method         .
                                      --------------------------------------

         b.      Recovery Period:     5  years        .
                                  --------------------

D.       Stipulated Loss Value

         a.      See Annex G attached hereto.

E.       Term and Rent

         1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of
         Equipment. Interim Rent shall be due on            -             .
                                                 -------------------------

         2. Basic Term Rent. Commencing on and on the same day of each thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") of all Equipment on this Schedule.

         3. Adjustment to Capitalized Lessor's Cost. Lessee hereby irrevocably authorizes Lessor to adjust the Capitalized Lessor's Cost up or down by no more than ten percent (10%) to account for equipment change orders, equipment returns, invoicing errors, and similar matters. Lessee acknowledges and agrees that the Rent shall be adjusted as a result of such change in the Capitalized Lessor's Cost (pursuant to paragraphs 1 and 2 above). Lessor shall send Lessee a written notice stating the final Capitalized Lessor's Cost, if different from that disclosed on this Schedule.

F.       Insurance

         1.       Public Liability: USD 722,957.34  total liability per
                                   ---------------
                  occurrence.

         2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

G.       Additional Terms With Respect to Construction Equipment Only

         For purposes of this Schedule only, the Agreement is amended as follows:

         1. The first sentence of Section 5(d) shall be deleted and the following substituted in its stead:

                  Lessee will promptly notify Lessor in writing of any change in the Equipment Location in the event that any unit of Equipment fails to return to such location for a period of - consecutive days.

         2. Section 6(b) shall be amended by adding the following sentence at the end thereof:

                  Lessee further agrees to operate the Equipment within its rated capacity and to restrict the use and operation thereof to safe, careful and competent personnel selected, employed and controlled by Lessee.

         3. Subsection 7(a) shall be amended by adding the following sentence at the end thereof:

                  Without limiting the foregoing, Lessee shall maintain and provide to Lessor written records of preventive maintenance and repairs, indicating date and hourmeter readings to show when such maintenance or repair work was performed.

         4. Section 10(a) shall be amended to add the following at the end thereof:

                  Without limiting the foregoing, upon return, each unit of Equipment must meet (i) all of manufacturer's specifications for performance under fully rated loads and (ii) all of the following conditions:

                  (A) Frame, structural members, all ground engaging tools and accessories will be structurally sound, without breaks or cracks. Engine, hydraulics, and transmission will operate properly at fully rated loads.

                  (B) Tires will be returned in recappable condition and track components will have at least fifty percent (50%) wear remaining.

                                     ANNEX A
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF November 1, 2000

                            DESCRIPTION OF EQUIPMENT


Unit   Type & Model of Equipment       Serial/No.     Acceptance       Cost per  unit
--------------------------------       ----------     -----------      --------------
                                                                                 (USD)
1   Fuji Machine Controller MSC-30     140587         November 1,2000      16,916.72

1   Fuji Chip Shooter   CP4-3          557            November 1,2000     157,640.79

1   Fuji Chip Shooter CP4-3            899            November 1,2000     157,640.73

1   Fuji Chip Shooter CP4-3            892            November 1,2000     173,610.84

1   Fuji Pick/Place  FIP2-4000         887            November 1,2000      48,702.42

1   DEK Screen Printer 265GS           134608-        November 1,2000      59,301.01
                                       78116-01

1   DEK Screen Printer 265GS           120358-        November 1,2000      64,472.71
                                       74919-15

1   BTU Reflow Oven  TRS142-464GT      MAH-47         November 1,2000      22,336.07
1   BTU Reflow Oven TRS142-464GT       MAH-48         November 1,2000      22,336.05


                                              Total              USD      722,957.34
                                                                          ==========

Initialled: Lessor                 Initialled: Lessee
                   -----------                        --------------

                                  [CANCELLED]

                                     ANNEX B
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                                   DATED AS OF

                      PURCHASE ORDER ASSIGNMENT AND CONSENT


THIS ASSIGNMENT AGREEMENT, dated as of ___________________ ("Agreement") between GE Capital (Thailand) Ltd. ("Lessor") and Pemstar (Thailand) Ltd. ("Lessee")

WITNESSETH:

Lessee desires to lease certain equipment ("Equipment") from Lessor pursuant to the above Schedule and Master Lease Agreement (collectively, the "Lease"). All terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Lease.

Lessee desires to assign, and Lessor is willing to acquire, certain of Lessee's rights and interests under the purchase order(s), agreement(s) and/or document(s) (the "Purchase Orders") Lessee has hereto issued to the Supplier(s) of such Equipment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessor and Lessee hereby agree as follows:

SECTION 1. ASSIGNMENT.

(a) Lessee does hereby assign and set over to Lessor all of Lessee's rights and interests in and to such Equipment and the Purchase Orders as the same relate thereto including, without limitation, (i) the rights to purchase, to take title to, and to be named the purchaser in the bill of sale for, such Equipment, (ii) all claims of damages in respect of such Equipment arising as a result of any default by the Supplier (including, without limitation, all warranty and indemnity claims), and
         (iii) any and all rights of Lessee to compel performance by the Supplier.

(b) If, and so long as, no default exists under the Lease, Lessee shall be, and is hereby authorized, during the term of the Lease, to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

                                     ANNEX C
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF November 1, 2000

                            CERTIFICATE OF ACCEPTANCE


Unit   Type & Model of Equipment      Serial/No.      Acceptance       Cost per unit
--------------------------------      ----------      -----------      -------------
                                                                            (USD)
1   Fuji Machine Controller MSC-30    140587        November 1,2000      16,916.72

1   Fuji Chip Shooter  CP4-3          557           November 1,2000     157,640.79

1   Fuji Chip Shooter CP4-3           899           November 1,2000     157,640.73

1   Fuji Chip Shooter CP4-3           892           November 1,2000     173,610.84

1   Fuji Pick/Place  FIP2-4000        887           November 1,2000      48,702.42

1   DEK Screen Printer 265GS          134608-       November 1,2000      59,301.01
                                      78116-01

1   DEK Screen Printer 265GS          120358-       November 1,2000      64,472.71
                                      74919-15

1   BTU Reflow Oven  TRS142-464GT     MAH-47        November 1,2000      22,336.07
1   BTU Reflow Oven TRS142-464GT      MAH-48        November 1,2000      22,336.05


                                           Total                USD     722,957.34
                                                                        ==========

To: GE Capital (Thailand) Ltd. ("LESSOR")

Pemstar (Thailand) Ltd. ("Lessee") hereby certifies and warrants that (a) all Equipment listed above is in good condition and appearance, installed (if applicable), and in working order; and (b) Lessee accepts the Equipment for all purposes of that certain Master Lease Agreement by and between Lessor and the Lessee dated November 1,2000.

LESSEE:  Pemstar (Thailand) Ltd.



By:     Mrs.Laddawan Maisonti and Mr.Jitsan Buddee
Title:  Director
Date:   November 1,2000

                                  [CANCELLED]

                                     ANNEX D
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                                   DATED AS OF

                                 LESSOR CONSENT

THIS CONSENT AGREEMENT ("Consent") is made as of __________________ by and between GE Capital (Thailand) Ltd. ("GE Capital"), and Pemstar (Thailand) Ltd. ("Lessee")

1. GE Capital and Lessee has entered into a Master Purchase Agreement dated as of ___________________ (hereinafter the "Master Lease Agreement") for the lease of certain Equipment (the "Equipment") as shown in the Schedule attached to the Agreement which is deemed Agreement.

2. Lessee wishes to sublet to _______________ ("Sub-lessee") Equipment as listed in Attachment 1 hereto and hereby represents that Lessee will cause Sub-lessee to and ensure comply strictly with all terms and conditions of the Agreement, Schedules, Annexes and any amendment thereof as if it were a party to the Master Lease Agreement. In any event, Lessee will remain fully liable under the Master Lease Agreement including but not limited to, any payment thereunder.

3. In case the Master Lease Agreement is terminated for any reason this consent Agreement shall be automatically terminated, and GE Capital shall have the full rights as the owner of the Equipment, including the right to repossess the Equipment. Lessee hereby irrevocably and unconditionally assigns and transfers its rights, including but not limited to, the right to receive any payment from Sub-lessee pursuant to any agreement it will or has entered into with Sub-Lessee to GE Capital as if GE Capital were a party to the respective agreements.

4. Should GE Capital has a reasonable ground to believe that the sub-lease pursuant to this Consent Agreement would cause an adverse effect to GE Capital (financial or otherwise) or to the Equipment, GE Capital may revoke its consent pursuant to this Consent Agreement by giving a [7-day] notice to Lessee.


IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Consent as of the date first above-written.


GE Capital (Thailand) Ltd.        Lessee: Pemstar (Thailand) Ltd.

--------------------------------  -------------------------------------------
By: Mr.Ampon Ruayfupant           By: Mrs.Laddawan Maisonti and Mr.Jitsan Buddee
Title: Director, Risk Department  Title:   Managing  Director

                                     ANNEX E
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                           DATED AS OF November 1,2000

                                  BILL OF SALE
                              (SALE AND LEASEBACK)


Pemstar (Thailand) Ltd."Lessee"), in consideration of the sum of USD 722,957.34 (Seven Hundred Twenty Two Thousand Nine Hundred Fifty Seven United States Dollar Thirty Four Cent) plus applicable sales and value added taxes in the amount of USD 50,607.01 ( Fifty Thousand Six Hundred and Seven Dollar and One Cent), paid by GE Capital (Thailand) Ltd. ("GE Capital"), receipt of which is acknowledged, hereby grants, sells, assigns, transfers and delivers to GE Capital the equipment (the "Equipment") described in Annex B to the above-described Master Lease Agreement (the "Lease"), along with whatever claims and rights Lessee may have against the manufacturer and/or supplier of the Equipment (the "Supplier"), including but not limited to all warranties and representations.

GE Capital is purchasing the Equipment for leasing back to Lessee pursuant to the Lease. Lessee represents and warrants to GE Capital that (1) GE Capital will acquire by the terms of this Bill of Sale good title to the Equipment free from all liens and encumbrances whatsoever, (2) Lessee has the right to sell the Equipment; and (3) the Equipment has been delivered to Lessee in good order and condition and conforms to the specifications, requirements and standards applicable thereto.

Lessee agrees to save and hold harmless GE Capital from and against any and all applicable license fees and taxes of any kind or nature, including, without limiting the generality of the foregoing, any and all excise, personal property, use, value added and sales taxes, and from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions and suits resulting therefrom and imposed upon, incurred by or asserted against GE Capital as a consequence of the sale of the Equipment to GE Capital.

IN WITNESS WHEREOF, Lessee has executed this Bill of Sale this 1st day of November 2000



LESSEE:  Pemstar (Thailand) Ltd.


---------------------------------------
By:     Mrs.Laddawan Maisonti  and Mr.Jitsan Buddee
Title:  Director
Date:   November 1, 2000

                                  [CANCELLED]

                                     ANNEX F
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                                   DATED AS OF

                             SECRETARY'S CERTIFICATE
                               CORPORATE LESSEE'S
                         BOARD OF DIRECTORS' RESOLUTION

         The undersigned hereby certifies that she/he is the Secretary of __________________ that the following is a true and correct copy of the resolution duly adopted at a meeting of the Board of Directors of said Corporation duly held on the _________ day of _____________________ and that the resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect:

         RESOLVED, that each of the officers of this Corporation, whose name appears below:


         -----------------------             -------------------------
         President                           Treasurer


         -----------------------             -------------------------
         Vice President                      Secretary

or the duly elected or appointed successor in office of any or all of them, be, and hereby is, authorized and empowered in the name and on behalf of this Corporation to enter into, execute and deliver a lease of personal property with GE Capital (Thailand) Ltd. ("Lessor") as lessor, providing for the leasing to the Corporation, of certain equipment, and further providing for this Corporation to indemnify said Lessor against certain occurrences and against the loss of contemplated tax treatment pursuant to the terms and conditions of the Master Lease Agreement; and

         FURTHER RESOLVED, that each officer of this Corporation be, and hereby is, authorized and empowered in the name of and on behalf of this Corporation to enter into, execute and deliver any documents and to do and perform all other acts and deeds which may be necessary or appropriate to effectuate the lease of equipment from Lessor; and

         FURTHER RESOLVED, that the Lessor may rely upon the aforesaid resolutions until receipt by it of written notice of any charge.

         IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this _________ day of ___________.




------------------------------

Secretary

                                     ANNEX G
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF November 1, 2000

                   STIPULATED LOSS AND TERMINATION VALUE TABLE


For any particular date, the Stipulated Loss Value in respect of any of the Equipment shall be the cost of such Equipment multiplied by the percentage of total cost relative to such dated stated below.

         Payment  No.                          Stipulated Loss Value (%)
         ------------                          -------------------------

                 1                                             105.0000%
                 2                                             101.8249%
                 3                                              98.6201%
                 4                                              95.3853%
                 5                                              92.1202%
                 6                                              88.8245%
                 7                                              85.4979%
                 8                                              82.1402%
                 9                                              78.7511%
                10                                              75.3302%
                11                                              71.8773%
                12                                              68.3921%
                13                                              64.8742%
                14                                              61.3234%
                15                                              57.7393%
                16                                              54.1217%
                17                                              50.4702%
                18                                              46.7845%
                19                                              43.0643%
                20                                              39.3092%
                21                                              35.5190%
                22                                              31.6934%
                23                                              27.8318%
                24                                              23.9342%
          After 24 (Termination Date)                         15.0000%



Initialled: Lessor               Initialled: Lessee
                   -----------                      ----------------

                                     ANNEX H
                                TO SCHEDULE NO. 1
                            TO MASTER LEASE AGREEMENT
                          DATED AS OF November 1, 2000
             INTERNATIONAL RETURN CONDITIONS - ELECTRONICS EQUIPMENT

         In addition to the provisions provided for in Section XI of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

         (A) Lessee shall no later than 180 days prior to the expiration or other termination of the lease provide: -----

                  1. a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features

                  2. a complete and current set of all manuals, blue prints. process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by Lessor (in English) concerning the configuration and operation of the Equipment, and

                  3. a certification of the manufacturer or of a maintenance provider acceptable to lessor that the Equipment (a) has been tested and is operating in accordance with manufacturer's specifications together with a report detailing the condition of the Equipment, the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s), and (b) that the Equipment qualifies for the manufacturer's used equipment maintenance program, if available

         (B) Upon the request of Lessor, Lessee shall, not later than 180 days prior to the expiration or other termination of the Lease make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be qualified to inspect the Equipment in its operational environment.

         (C) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment. At Lessor's option, (a) properly remove all Lessee installed markings which are not necessary for the operation, maintenance or repair of the Equipment; or (b) translate said markings to a language as specified by Lessor and reattach those markings.

         (D) Ensure all Equipment and Equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines, which may be in effect at the time of return.

         (E) Provide for the deinstallation, packing, transporting, and certifying of the Equipment to include, but not limited to, the following: (1) the manufacturer's representative or such other person acceptable to the Lessor shall de-install all Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of Lessor; (2) each item of Equipment will be returned with a certificate supplied by the manufacturer's representative or other qualified service representatives qualifying the Equipment to be in good condition and (where applicable) to be eligible for the manufacturer's maintenance plan; the certificate of eligibility shall be transferable to another operator of the Equipment; this assignment shall extend to any software licensing or relicensing or other requirements of the manufacturer to enable an alternate user/purchaser of the Equipment to enjoy all rights and privileges as would the original purchaser of the Equipment directly from the manufacturer (3) the Equipment shall be packed properly and in accordance to the Lessor's specifications; and (4) Upon sale of the Equipment to a third party, provide transportation in a manner and to locations specified by Lessor; (5) without limitation, as applicable, all Equipment shall be professionally de-contaminated and certified for removal and transport by appropriate authorities, in accordance with industry standards, and consistent with the mode of transport specified by Lessor; all internal fluids and/or gases shall be purged and properly disposed of, any applicable reservoirs etc. shall be secured in accordance with manufacturers recommendations and in accordance with all applicable laws, rules, and regulations.

         (F) All Equipment shall conform to or be modified to conform to established standards in the country where reinstallation takes place; including, but not limited to wiring codes, software, keyboards, control consoles, all fittings and lines for gas, water, exhaust; Equipment labeling i.e. (operational, warning, safety labels) all current operational and service manuals. Accommodation of power requirements different from where originally shall be provided including but not limited to step-up/step-down transformers shall be fitted by original manufacturer or by certified party in compliance with manufacturer's specifications.

         (G) All tariffs, duties, taxes, import/export fees, bonding fees, bonded warehousing fees, licenses, permits, approvals, permissions, and/or freight forwarder fees, without limitation, associated with return of Equipment to individual location(s) within the continental United States selected by Lessor shall be the responsibility of the Lessee.

         (H) Obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and lessor shall be named as the loss payee on all such policies of insurance;

         (I) Provide insurance and safe, secure storage for the Equipment for a period specified by Lessor after expiration of the Lease at locations acceptable to Lessor;

         (J) With regard to any Equipment that has been modified or reconfigured by the Lessee, at Lessor's options: (a) return or restore the Equipment to its original configuration, as specified by the manufacturer, or (b) make available for a period of three hundred sixty five (365) days following successful re-installation and test runs, as required, any engineering and technical personnel necessary for the training of personnel with respect to the operation, maintenance and repair of the Equipment (said one hundred eighty (180) day period for consultation regarding the operation of the Equipment);

         (K) Allow Lessor the right to attempt resale of the Equipment from the Lessee's plant at Lessor's expense with the Lessee's full cooperation and assistance, for a period of one hundred eighty (180) days from the Lease expiration. Lessee will allow Lessor to show prospective buyers the Equipment while it is operational during the 180 days from the Lessee's notification of its intent to return the Equipment and the Lease expiration date. Lessee shall provide safe, secure storage for Equipment if requested by Lessor for an additional one hundred twenty (120) day period. If an equipment auction is necessary, Lessor should be permitted to auction the Equipment on-site.


LESSOR:                                   LESSEE:

GE  Capital Thailand Ltd.                 Pemstar (Thailand) Ltd.


By   /s/ Gordon Szych                     By     /s/ Laddawan Maisonti
   -----------------------------             -------------------------------
     Mr.Gordon Szych                             Mrs.Laddawan Maisonti

     /s/ Phawana Niemloy                         /s/ Jitsan Buddee
   -----------------------------             -------------------------------
     Ms.Phawana Niemloy                          Mr.Jitsan Buddee
     Director                                    Director

                                 LEASE AGREEMENT





                                 by and between



                GUADALAJARA INDUSTRIAL TECNOLOGICO, S.A. DE C.V.

                                       and

                         PEMSTAR DE MEXICO, S.A. DE C.V.




                            dated August _____, 2000




      for an approximate 6,666 square meter portion of Building I in Parque
             Industrial Tecnologico in Guadalajara, Jalisco, Mexico


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

                                 LEASE AGREEMENT

This Lease Agreement (the "Agreement") is entered into by and between GUADALAJARA INDUSTRIAL TECNOLOGICO, S.A. DE C.V. (hereinafter referred to as "Lessor"), represented herein by Mark Cover, its legal representative, and PEMSTAR DE MEXICO, S.A. DE C.V. (hereinafter referred to as "Lessee"), represented herein by Hargopal Singh, its legal representative, and PEMSTAR, INC. (hereinafter referred to as "Guarantor") represented herein by Allen J Berning, its legal representative according to the following recitals and articles.

                                    RECITALS
                                    --------

I.       Lessor, through its legal representative, hereby represents that:

         a) It is a mercantile corporation incorporated under the laws of Mexico.
         b) It has free and clear title to a parcel of land with an area of approximately 103,406 square meters ("m2") known as the Parque Industrial Tecnologico, located at Camino al Iteso 8900, Col. Pinar de la Calma, Tlaquepaque, Jalisco, Mexico, CP 45080 (the "Park"), and is the owner of a building constructed thereon identified as Building No. I, with a total area of approximately 17,000 m2 (the "Building"). The Park and the Building are described in Exhibit "A" which is incorporated herein by reference.
         c) It desires to design and construct for use by Lessee, as part of this Agreement, certain leasehold improvements (the "Improvements") in and around an approximate 6,666 square meter portion of the Building (the "Leasable Area"), in accordance with the terms and subject to the conditions of this Agreement.
         d) It desires to lease the Leasable Area as well as Improvements (collectively referred to hereinafter as the "Property") to Lessee under the terms and conditions hereof.
         e) Lessor and its legal representative have the necessary authority to execute this Agreement. Said authority has not been limited nor revoked in any manner whatsoever.

II.      Lessee, through its legal representative, hereby represents that:

         a) It is a mercantile corporation incorporated under the laws of Mexico.
         b) It desires to lease the Property from Lessor under the terms and conditions hereof.
         c) Lessee and its legal representative have the necessary authority to execute this Agreement. Said authority has not been limited nor revoked in any manner whatsoever.

III.     Guarantor, through its legal representative, hereby represents that:

         a) It is a corporation organized and in good standing according to the Laws of Minnesota.
         b) It desires to guarantee the obligations of Lessee under this Agreement.
         c) Guarantor and its legal representative have the necessary authority to execute this Agreement. Said authority has not been limited nor revoked in any manner whatsoever.

Based on the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor, Lessee and Guarantor mutually agree as follows:


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

                                    ARTICLES

                                   ARTICLE ONE
                                  THE PROPERTY
                                  ------------

(a) Lessor warrants and represents that as of the first day of the Initial Term (as hereinafter defined) it has free, clear, absolute, complete and unrestricted ownership of the Property, and that the Lessee shall have the uninterrupted, quiet use and enjoyment of the Property, as of the first day of the Initial Term. Lessor shall design, construct and lease to Lessee, and Lessee shall lease from Lessor, the Property.

(b) Pursuant to the terms of this Agreement, Lessor shall deliver to Lessee the temporary use and possession of the Property ("Beneficial Occupancy") in accordance with the terms of Article Five of this Agreement, and Lessee shall accept the delivery of same, and covenants and agrees to use and enjoy the Property pursuant to the provisions thereof.

                                   ARTICLE TWO
                                   LEASE PRICE
                                   -----------

(a) Lessee shall pay as a monthly rent to the Lessor a sum of money (the "Lease Price") equal to U.S.$5.97 per square meter of the Property (US$5.97 x 6,666 m2 = US$39,796.02 per month) plus Value Added Tax ("IVA"). In addition to the Lease Price, Lessee will also be responsible for paying monthly any Additional Rent (as hereinafter defined) and any applicable IVA associated with the lease of the Property. The Lease Price, Additional Rent and IVA are collectively referred to as the "Lease Payment" for purposes of this Agreement. "Additional Rent" as used herein shall mean Lessee's pro-rata share of taxes described in Article Nine of the Agreement; Common Area Maintenance Charges (as hereinafter defined) and Building Operating Expense Charges (hereinafter defined) described in Article Ten of the Agreement; the applicable Maintenance Charges described in Article Eleven of the Agreement; and the Insurance Cost described in Article Twelve of the Agreement.

(b) The Lease Price shall be fixed and shall remain unchanged until December 31, 2000. Thereafter, the Lease Price shall be adjusted annually on January 1 of each year at a fixed annual increase equal to 2% per year.

The "Index", as used elsewhere in this Agreement, shall mean the index presently known as the "Consumer Price Index, U.S. Average, All Items, All Urban Consumers" (1982-1984=100) published by the Bureau of Labor Statistics, United States Department of Labor for All Metropolitan Areas.

(c) The Lease Payment shall become due and be paid on the first business day of each month; however, there shall be a proration for the period between the date of delivery of the Notice (as hereinafter defined) and the last day of the calendar month in which the Notice was delivered, and for any other period during any extension of this Agreement that does not comprise a full month. Lessee shall be responsible for ensuring that the Lease Payment amount is delivered to Lessor's offices at the Park or to Lessor's bank account pursuant to written instructions provided by Lessor to Lessee. Any Lease Payment which is due on a legal holiday in Mexico shall be made on the immediately following business day.

(d) Any and all Lease Payments shall be paid in U.S. Dollars or in Mexican Pesos calculated at the rate of exchange for the compliance of obligations denominated in foreign currency as quoted in Mexico's


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

Federal Gazette (Diario Oficial de la Federacion) published on the day when actual payment is made, which shows the rate as of the closing of the previous business day.

(e) If Lessee becomes delinquent for more than five (5) business days with respect to the payment of any amount due under the terms of this Agreement, including, without limitation, the Lease Payment, such amount, calculated in U.S. Dollars, shall bear interest from the first (1st) day following the date that amount became due until the date paid, at a monthly interest rate (the "Delinquency Rate") of 2.0%.

(f) Lessor agrees to render to Lessee invoices for the amounts paid in connection with this Agreement, which must comply with all the Mexican legal and tax requirements and include a breakdown of the IVA. In the event Lease Payments are made in U.S. dollars, the corresponding rental receipt will additionally reflect the exchange rate used for converting U.S. dollars to Mexican pesos, as set forth in the Diario Oficial de la Federacion on the date of payment.

                                 ARTICLE THREE A
                                  INITIAL TERM
                                  ------------

The initial term of this Agreement (the "Initial Term") shall be of nine (9) years, and shall begin upon Lessee's delivery to Lessor of the Notice, as defined below, and extend until the last day of the one-hundred eighth (108th) full calendar month thereafter. As of the date of this Agreement, Lessee is expected to deliver the Notice on or about August 15, 2000, similar in substance to the example attached hereto as Exhibit "D".

                                 ARTICLE THREE B
                         EXTENSIONS TO THE INITIAL TERM
                         ------------------------------

Lessee shall have two (2) options to extend the Initial Term of the Agreement (the "Extension Options"). Such Extension Options shall each allow Lessee to extend the Initial Term of the Agreement for an additional sixty (60) months (the "Extension Period") provided Lessee is in compliance with this Agreement (Initial Term and Extension Period(s) being hereinafter referred to collectively as the "Term"). The Lease Price to be paid during each Extension Period shall be negotiated at the time any such Extension Option is exercised; however, in no case will the Lease Price for each month during such Extension Period be less than the Lease Price paid by the Lessee during the last month of the Initial Term, or during the last month of any Extension Option that is exercised, as adjusted by the automatic 2% annual increase addressed in Article Two above.

During the Extension Period the Lease Price will be subject to the same annual Lease Price escalations referred to in Article Two of this Agreement. In order to exercise any and all of the Extension Options, Lessee shall notify Lessor in writing its desire to exercise any particular Extension Option on or before the one hundred and twentieth day (120th) day (the "Extension Notice Date") prior:
(i) to the expiration of the Initial Term; or (ii) to the expiration of any such Extension Option thereafter. If Lessee does not notify Lessor of its desire to exercise the first Extension Option, or any Extension Options thereafter, on or before the Extension Notice Date, Lessee will be considered to have declined and waived any such Extension Option to follow, and said unexercised Extension Option and any thereafter shall expire and be considered void. Failure by Lessee to timely and properly exercise the first Extension Option and/or any Extension Options thereafter shall automatically expire and void any and all unexercised Extension Options, if any.

                                  ARTICLE FOUR



                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

                                  LEASE DEPOSIT
                                  -------------

As a condition of occupying the Property, Lessee hereby agrees to pay to Lessor, upon the execution of this Agreement, a Lease Deposit, which shall consist of an amount equal to the Lease Payments due for two (2) full months of the Initial Term. The Lease Deposit shall be returned to Lessee, upon expiration of the Agreement and upon Lessee's vacancy of the Property and Lessor's approval of the condition of the Property when Lessee delivers Property to Lessor, which approval shall be based on a commercially reasonable standard. Any previous deposits paid by Lessee to Lessor shall be credited against the Lease Deposit to be paid pursuant to this Article.

                                  ARTICLE FIVE
                        CONSTRUCTION OF THE IMPROVEMENTS
                        --------------------------------

(a) Lessor shall furnish, at Lessor's sole cost and expense, all of the material, labor, equipment and all other items necessary for the design and construction of the Improvements in accordance with the terms of this Agreement. Lessor shall construct the Improvements in a good and workmanlike manner and in accordance with the Scope of Work defined in the attached Exhibit "B". Lessor shall complete the construction of the Improvements in accordance with all applicable federal, state, municipal and other statutes and building codes, governmental rules, regulations and orders in effect in the City of Tlaquepaque, State of Jalisco, Mexico (collectively referred to as the "Legal Requirements"). Lessor shall provide Lessee with one set of "as-built" drawings of the Improvements within sixty (60) days after the Completion Date (as herein defined).

(b) Lessor shall substantially complete the Improvements on or before September 15, 2000, (the "Completion Date"). As a condition of Lessor's obligation herein, Lessee and Lessor shall be required to respond to each other in a timely fashion, to all construction issues and questions posed by each party (approximately 2-3 business days) in order to meet the Completion Date. In addition, a time extension will be granted in the event of Acts of God, Force Majeure or due to any delays caused by complications with or non-performance by the related applicable utility providers (i.e., power, water or telephone utilities, or any of the governmental agencies which affect the use of utilities at the Park or the Building), and including but not limited to inclement weather at the Park as agreed to by the Lessee and Lessor.

Commencing as of fifteen (15) days prior to the Completion Date, with Lessor's written permission, Lessee's employees and contractors may enter the Property for the purpose of installing, in accordance with Legal Requirements, Lessee's machinery and equipment described in general in Exhibit "C" (hereinafter "Lessee's Equipment"). Lessee will be responsible for installing Lessee's Equipment in a manner that will not damage or alter the Property. Prior to vacating and delivering the Property at the end of this Agreement, Lessee will be responsible for repairing and/or replacing any damage or alterations made to the Property due to the installation of Lessee's Equipment, normal wear and tear excepted. Lessee shall submit an overview plan explaining the installation of Lessee's Equipment to the Lessor, prior to beginning these installations, for Lessor's review and approval. Lessee may exercise this early entry privilege only if Lessee ensures that its employees and contractors do not interfere with Lessor's completion of the construction of the Improvements.

(c) Lessee, upon determining that the Improvements have been completed, shall deliver a formal notice of acceptance of the Property ("Notice") to Lessor. Lessee shall have no obligation to make the Lease Payment and Lessor shall have no obligation to permit Lessee to occupy the Property or provide any services


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor
to the Property until Lessee delivers said Notice to Lessor. Lessee may not unreasonably withhold the delivery of the Notice. However, if, prior to the Completion Date, the Property is partially ready for occupancy and Lessee desires to partially occupy the Property, Lessee may, with Lessor's prior written approval, occupy the portion of the Property that is ready for occupancy (the "Partial Occupancy Area"), and, in the event of such occupancy, Lessee shall pay to Lessor a proportionate part of the Lease Payment as equitably calculated on the basis that the area of the Partial Occupancy Area bears to the entire area of the Property. If, prior to receipt of the Notice, Lessee occupies the Partial Occupancy Area, the terms of this Agreement will apply to that occupancy and such occupancy shall signify Lessee's acceptance of Lessor's construction in the Partial Occupancy Area and a waiver of the Notice for the Partial Occupancy Area.

(d) Lessor must afford Lessee and its contractors reasonable access to the Property during construction for the purposes of making preparations for work that Lessee must undertake to ready the Property for Lessee's use. Lessee will obtain written approval from the Lessor for such early access and evaluations.

(e) During the construction of the Improvements, Lessee and Lessor may jointly agree to change orders as to the specifications and design of the Improvements. Only in cases where these change orders affect the original Scope of Work described in Exhibit "B", the Lease Price described in Article Two will be adjusted based on the direct and indirect project costs added to or deducted from the original total cost of the construction project. If the change orders result in a decrease in the cost of the original Scope of Work, then the final costs of the total change orders will be deducted from the monthly Lease Price to be paid by Lessee based on a capitalization rate of fifteen percent (15%) per annum. If the change orders result in an increase in the cost of the original Scope of Work, then the final costs of the total change orders may, at Lessee's option, be paid to Lessor by Lessee in cash, or may be added to the monthly Lease Price to be paid by Lessee based on a capitalization rate of fifteen percent (15%) per annum.

(f) Since it is possible that the total area of the Property may be altered during construction as a result of the change order process addressed in the paragraph above, Lessor and Lessee will jointly agree as to the final area of the Building at the time of Notice for the purpose of calculating the monthly Lease Payment during the Initial Term or any extension thereof.

                                   ARTICLE SIX
                                    UTILITIES
                                    ---------

Lessor shall deliver the capacity for the following utility services to the Property in good quality and condition by the Completion Date:

(a) Electrical: Lessor shall provide one source of electrical power to the Property, broken down for Lessee's use according to the Scope of Work defined in Exhibit "B". Lessee shall be responsible for distribution of this electrical power throughout the Property although Lessor shall provide 110v service to Lessee's office space in the Property (hereinafter the "Office") upon its completion as part of the construction of the Improvements.

Lessee shall be responsible for any connection or hook-up fees (or aportacion) to be paid to Federal Commission of Electricity ("CFE") and for any specific work ("obras especificas") requested by CFE to hook-up Lessee to its electrical grid in connection with the previous paragraph.

Lessee shall be responsible for contracting with and paying any deposit and other applicable fees to the CFE.


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

Lessee shall also pay CFE for the monthly consumption of electricity in the Property, as separately metered.

(b) Water Service: Lessor shall deliver a water line connection that will connect the water service from the City water service system to the Building per the Scope of Work defined in Exhibit "B". Lessor agrees, in conjunction with the construction of the Improvements, to extend this water line connection to the Office.

The City water service system will be operated and maintained by the City's designated agent Sistema Intermunicipal de Agua Potable y Alcantarillado ("SIAPA"). Lessee shall be responsible for paying its water consumption costs directly to SIAPA based on readings of Lessee's water meter.

(c) Sanitary Sewer Service: Lessor shall deliver a sewer line connection that will connect the sewer service from the City sewer service system to the Building per the Scope of Work defined in Exhibit "B". Lessor agrees, in conjunction with the construction of the Improvements, to extend this sewer line connection to the Office.

The City sewer service system will be operated and maintained by the City's designated agent Sistema Intermunicipal de Agua Potable y Alcantarillado ("SIAPA"). Lessee will be responsible for paying its sewer consumption costs directly to SIAPA based on readings of Lessee's water meter.

(d) Telephone: An underground communications conduit which extends from the communications provider's local infrastructure will be connected to the Building by Lessor per the Scope of Work defined in Exhibit "B". Lessor agrees to extend this connection conduit to the Office.

Lessee shall contract and pay for its telephone lines and service directly with the applicable private service provider and will coordinate installation of communication lines from the communications connection to the Building.

The capacity for the utilities described above shall be delivered to the Property by Lessor, at the location agreed to by Lessee although the actual utility services shall be provided by the applicable entities and Lessor shall have no responsibility in connection with the actual services. Any increase in or expansion of the utilities described above, whether provided by Lessor or a third party, shall be the exclusive responsibility of Lessee and shall be undertaken at Lessee's sole expense or, if provided by Lessor, shall be reimbursed to Lessor at a market price to be determined by Lessor and Lessee at a later date.

                                  ARTICLE SEVEN
                                  ALTERATIONS.
                                  ------------

Lessee may, with the prior written approval of Lessor, make modifications or alterations to the Property, at Lessee's own risk and expense so long as they do not result in damage to the Property. Lessee may make minor changes and modifications that do not alter the structure of the Property and do not compromise the quality of the construction specifications, without the previous consent of Lessor. All fixtures and/or equipment of any nature installed in or about the Property by Lessee during the Term, whether permanently affixed or not, shall continue being property of Lessee and shall be removed by Lessee at the expiration or termination of this Agreement or any extension thereof but prior to vacating and delivering the Property, unless Lessee requests and obtains written consent from Lessor, in advance, that the improvements may remain in or about the Property at the expiration of this Agreement, in which case Lessee shall not be entitled to any reimbursement, such consent not to be unreasonably withheld. Lessee shall promptly reimburse


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

Lessor for any and all damage caused to the Property by reason of said removal of fixtures and equipment, normal wear and tear excepted.

                                  ARTICLE EIGHT
                           ASSIGNMENT AND SUBLEASING.
                           --------------------------

Lessee shall not sublease the Property in whole or in part or assign this Agreement to a third party without the previous written consent of Lessor, which consent shall not be unreasonably withheld. At such a time that Lessee and Lessor might agree to sublease the Property to a third party, Lessee will still be held responsible for the sublessee's adherence to the terms and conditions of this Agreement.


                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

                                  ARTICLE NINE
                                      TAXES
                                      -----

(a) Lessee shall be responsible for payment of any IVA applicable to the Lease Price, Additional Rent or other charges associated with their lease of the Property. The Lessee shall also be responsible for paying its pro-rata share of any property taxes or special assessments corresponding to the Property (the "Property Tax") as part of Lessee's Additional Rent. Property Tax shall be identified separately and invoiced directly by Lessor or Lessor's designee to Lessee.

(b) The Lessor shall be responsible for payment of its own Income Tax and the Asset Tax associated with the Property.

                                   ARTICLE TEN
             COMMON AREA MAINTENANCE AND BUILDING OPERATING EXPENSES
             -------------------------------------------------------

                             COMMON AREA MAINTENANCE

(a) Starting from the earlier of: (i) receipt of the Notice, as defined herein;
(ii) Beneficial Occupancy; or (iii) Lessee's occupancy of any Partial Occupancy Area, Lessee shall pay, as part of the Additional Rent, its pro-rata share of the common area maintenance charges, hereinafter defined as "CAM Charges", paid or incurred in the Park by Lessor's designated agent (the "Property Manager") for the administration, maintenance and operation of the Common Areas of this Park as defined in Exhibit "G". Such CAM Charges shall be calculated by using the formula included in paragraph c) below. The CAM Charges will include, but not be limited to the concepts defined in Exhibit "H" as well as the fee of the Property Manager and the costs of salaries, bonuses, wages and any other direct or indirect cost related to the personnel provided by the Property Manager, including a prorated portion of the off site accounting, management and engineering personnel, but only those who contribute directly to the management of the Park, and only to the extent that they contribute.

(b) No later than sixty (60) days following the execution of this Agreement, the Property Manager shall inform Lessee of the monthly payments to be made by Lessee for the CAM Charges for the remainder of calendar year 2000, if any. This amount shall represent the Property Manager's good faith estimate of anticipated CAM Charges for that year.

(c) Lessee's CAM Charges will be determined annually thereafter based on Lessee's pro-rata share of the total CAM charges in the Park. Lessee's pro-rata share will be the percentage that the total square meters of the Building bear to the larger of (i) ninety percent (90%) of the total square meters of the Rentable Area of the Park or (ii) the average total square meters leased in the Park during the corresponding year. Rentable Area as used herein shall mean the total square meters of all buildings built or planned to be build in the Park.

(d) Beginning in calendar year 2000, during the last ninety (90) days of each calendar year during the Term, the Property Manager will provide Lessee with its good faith estimate of the CAM Charges to be incurred during the following year and the Lessee's pro-rata share thereof. Such estimate shall be based on a commercially reasonable standard. The Property Manager, Lessor and Lessee will then meet to review the estimate in detail. The parties agree that they will conclude such discussions and mutually agree as to the


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CAM charges for the upcoming year no later than thirty (30) days prior to the end of that calendar year. Lessee will then pay its monthly pro-rata share of CAM Charges during the following year based on that estimate. Within ninety (90) days following the end of each calendar year, the Property Manager shall reconcile and report to Lessee the amounts actually paid or incurred in the Building for CAM services and the amount received for such services during the previous calendar year. Any payments made by Lessee in excess of its pro-rata share of the CAM Charges shall then be applied towards the following months' CAM Charges until they are fully credited to the Lessee's account or, in the case of the last year of the Term, returned to Lessee within thirty (30) days of such reconciliation. Conversely, if Lessee's CAM Charges paid during the previous year were less than Lessee's pro-rata share of the actual cost of the CAM Charges incurred by the Property Manager, the additional amounts shall then be invoiced to the Lessee at that time and Lessee will be responsible for payment of this additional amount within thirty (30) days of receiving the invoice, which shall be delivered to Lessee together with reasonable supporting documentation for such difference.

                           BUILDING OPERATING EXPENSES

(a) Starting from the earlier of: (i) receipt of the Notice, as defined herein;
(ii) Beneficial Occupancy; or (iii) Lessee's occupancy of any Partial Occupancy Area, Lessee shall pay, as part of the Additional Rent, its pro-rata share of the operating expenses of the Building, herein defined as "BOE Charges", paid or incurred in the Building by Lessor's designated agent (the "Property Manager") for the administration, maintenance and operation of the Building Areas as defined in Exhibit "G". BOE Charges shall be calculated by using the formula included in paragraph c) below. The BOE Charges will include, but not be limited to the concepts defined in Exhibit "I" as well as the fee of the Property Manager and the costs of salaries, bonuses, wages and any other direct or indirect cost related to the personnel provided by the Property Manager, including a prorated portion of the off site accounting, management and engineering personnel, but only those who contribute directly to the management of the Building, and only to the extent that they contribute.

(b) No later than sixty (60) days following the execution of this Agreement, the Property Manager shall inform Lessee of the monthly payments to be made by Lessee for the BOE Charges for the remainder of calendar year 2000. This amount shall represent the Property Manager's good faith estimate of anticipated BOE Charges for that year.

(c) Lessee's BOE Charges will be determined annually thereafter based on Lessee's pro-rata share of the total costs. Lessee's pro-rata share will be the percentage that the Rentable Area bears to the larger of: (i) ninety percent (90%) of the total Rentable Area of the Building or (ii) the average total square meters leased in the Building during the corresponding year. Rentable Area as used herein shall mean the total square meters built of the Building.

(d) Beginning in calendar year 2000, during the last ninety (90) days of each calendar year during the Term, the Property Manager will provide Lessee with its good faith estimate of the BOE Charges to be incurred during the following year and the Lessee's pro-rata share thereof. Such estimate shall be based on a commercially reasonable standard. The Property Manager, Lessor and Lessee will then meet to review the estimate in detail. The parties agree that they will conclude such discussions and mutually agree as to the BOE Charges for the upcoming year no later than thirty (30) days prior to the end of that calendar year. Lessee will then pay its monthly pro-rata share of BOE Charges during the following year based on that estimate. Within ninety (90) days following the end of each calendar year, the Property Manager shall reconcile and report to Lessee the amounts actually paid or incurred in the Park for BOE Charges and the


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amount received for such services during the previous calendar year. Any payments made by Lessee in excess of its pro-rata share of the BOE Charges as determined in Article Ten, paragraph (c) of the Building Operating Expenses section, shall then be applied towards the following months' BOE Charges until they are fully credited to the Lessee's account or, in the case of the last year of the Term, returned to Lessee within thirty (30) days of such reconciliation. Conversely, if Lessee's BOE Charges paid during the previous year were less than Lessee's pro-rata share of the actual cost of the BOE Charges as incurred by the Property Manager and as calculated in Article 10, paragraph (c) of this section, the additional amounts shall then be invoiced to the Lessee at that time and Lessee will be responsible for payment of this additional amount within thirty
(30) days of receiving the invoice, which shall be delivered to Lessee together with reasonable supporting documentation for such difference.


                                 ARTICLE ELEVEN
                                   MAINTENANCE
                                   -----------

(a) The responsibilities of Lessor and Lessee respectively with regard to the management and maintenance of the Building and Property are set forth in detail in Exhibit "E" attached hereto and made a part hereof for all purposes.

(b) If, in order for a structural component of the Building to remain in good condition, replacement of that component becomes necessary, Lessor's obligation with respect to that structural component includes the obligation to replace it.

(c) Any maintenance, repair or replacement that arises as a result of Lessee's fault, willful misconduct, conduct or negligence shall be at the sole cost and expense of Lessee. Any maintenance, repair or replacement of items that are the responsibility of Lessee pursuant to Exhibit "E" shall also be at the sole cost and expense of Lessee and shall be undertaken by Lessee without notice from Lessor. Such maintenance or replacement, if not undertaken by Lessee in a timely manner after Lessor's written notice, which shall be optional, may be performed by Lessor or Lessor's designee and the cost of such repairs, plus an Administrative Fee of fifteen percent (15%) of said costs, shall be invoiced separately by Lessor to Lessee following final resolution of Lessee's responsibility for said repairs. Any such costs invoiced by Lessor to Lessee under this Article shall be invoiced as part of the Lease Payment and are subject to the payment conditions described in Article Two of this Agreement.

(d) Lessor shall accomplish all maintenance for which it is responsible pursuant to Exhibit "E" in a timely manner following receipt of written notice from Lessee. If, following notice from Lessee, Lessor fails, within a reasonable time, to make any necessary repairs or perform any necessary maintenance for which Lessor is responsible, Lessee may cause the repairs or maintenance to be performed and Lessee's costs of doing so, plus an Administrative Fee of fifteen percent (15%) of said costs, will be reimbursed to Lessee by Lessor within thirty (30) days following invoicing by Lessee and final resolution of Lessor's responsibility for said repairs. In no event shall Lessor's failure to timely perform repairs allow Lessee make a deduction against Lease Payments.

Lessor waives any notice required under this Article Eleven in the event of a maintenance or repair which is required, the lack of performance of which as determined by a reasonable man would endanger life or property of Lessee, or such that would reasonably be considered an Emergency. In such a case Lessee will notify Lessor of the Emergency verbally or telephonically.


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                                 ARTICLE TWELVE
                                    INSURANCE
                                    ---------

(a) During the Term Lessor shall contract for and maintain `all-risk' property insurance covering the Property in an amount equal to the then full insurable value (replacement value), which for the purposes of this Article shall be deemed to be the cost of replacing the Property. Such "full insurable value" shall be determined from time to time, but not more frequently than once every twelve (12) months.

(b) Lessee's pro-rata share of the cost of this insurance as well as any costs of deductibles, if any, (the "Insurance Cost") shall be billed as part of Additional Rent.

(c) At all times during the Term of this Agreement Lessee shall, at Lessee's cost, maintain: i) `all-risk' property insurance covering Lessee's property, equipment, inventory, stock and personal property on a full replacement cost basis, and ii) third party liability insurance in an amount not less than U.S. $1,000,000. Should Lessee lease additional space in the Park, Lessee shall not be required to increase this U.S. $1,000,000 minimum requirement for third party liability insurance. Such policies shall name Lessor as an additional insured and shall be maintained through an insurance company in good standing and reasonably acceptable to Lessor.


                                ARTICLE THIRTEEN
                                     BROKERS
                                     -------

Lessee is herein represented by CB Richard Ellis in its capacity as Lessee's real estate representative ("Broker"). Lessor agrees to pay Broker a commission (the "Commission") for services associated with this Agreement pursuant to a separate agreement and according to Lessors commission policy for Mexico. Lessor will pay one-half of the Commission to Broker upon execution of this Agreement by both Lessor and Lessee, and one-half of the Commission upon Lessor's receipt of the Notice. Lessor and Lessee represent that this is the only Broker working in connection with the Property and this Agreement.

                                ARTICLE FOURTEEN
                       USE AND ENJOYMENT OF THE PROPERTY.
                       ----------------------------------

(a) Lessor agrees that, as provided by Articles 1989 and 1990, of the Civil Code for the State of Jalisco, this Agreement shall survive any ownership conveyance with respect to the Property or the foreclosure of any lien or mortgage of Lessor and/or its assignees, transferees, successors and any and all other third parties in the chain of title of the Property, and that any default in payment of such liens or mortgages shall in no way prejudice the terms of this Agreement or any extensions hereof.

(b) The Lessee shall use the Property only for those purposes set forth in detail in Exhibit "F" attached hereto and made a part hereof for all purposes, and hereby agrees to notify Lessor in the event it wishes to modify the intended use of the Property as set forth therein. Lessee's intended use of the Property shall comply with all applicable laws and regulations necessary for the quiet use of the Property, and the Property shall not be used in any way which contravenes the laws and regulations of the Municipality of Tlaquepaque, the State of Jalisco or the Federal Republic of Mexico.


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(c) Lessee's Equipment, which is to be installed on the Property, is described in general in Exhibit "C". The installation of Lessee's Equipment shall be carried out in a manner consistent with all applicable municipal, state and federal regulations. Lessor's requirement for approval as to any new equipment to be installed in the Property shall be limited to the installation of new equipment that will cause alteration to the Property.

                                 ARTICLE FIFTEEN
                           LIABILITIES OF THE PARTIES
                           --------------------------

(a) Waiver of Subrogation: Lessee and Lessor hereby waive any and all rights of recovery, claim, action or cause of action against the other, its agents, employees, officers, partners, servants or shareholders for any loss or damage to the other's property by reason of fire, the elements, or any other cause which is covered or could be covered by standard "all-risks" property insurance, regardless of cause or origin, including negligence of the other party hereto, its agents, employees, officers, partners, servants or shareholders. To the extent not prohibited by applicable law each party also covenants that all property insurance policies carried by each shall contain provisions where the insurer waives their right of subrogation against such other party.

(b) Lessee and Lessor shall each be responsible for damages to the Property caused by their own fault, willful misconduct, or negligence or that of their agents, employees, visitors, or suppliers.

(c) In the event that the Lessee should be prevented, by any reason attributable to the Lessor, from using any part of the Property, then Lessor shall, within thirty (30) days following receipt of written notice from Lessee setting forth the nature of the problem, provide a schedule of restoration repairs to Lessee, and shall begin completion of the restoration repairs immediately thereafter in order to restore the Property to its full use as soon as practicable. During the time from Lessor's receipt of Lessee's notice to the completion of the restoration repairs, Lessee's Lease Payment shall be reduced in the same proportion that the non-usable area represents of the total area of the Building during the period of repair, as will be agreed to in writing by the parties.

(d) As restoration repairs are made to the Building pursuant to this Article, which increase the amount of usable area, the Lease Payment shall be adjusted accordingly. Lessor's obligations to restore are strictly limited to the replacement of the Building and Property. Lessor shall not be obligated to restore any alterations, personal property, furniture, fixtures or equipment of Lessee. Lease Payment adjustments will only be made on a monthly basis.

(e) The parties to this Agreement agree as follows:

         i) The replacement value of any damage or destruction shall be determined in good faith.
         ii) Any amounts payable by Lessee to Lessor for damages caused to the Property shall be reduced in the amount of any product of any insurance paid to Lessor.

                                 ARTICLE SIXTEEN
                              PERMITS AND LICENSES
                              --------------------

As a condition to Lessee's obligation to make the Lease Payment hereunder and to be bound by the terms of this Agreement, Lessor warrants that as of the beginning of the Initial Term the Park, the Property and the


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Improvements have received all necessary permits and/or have been approved by all competent Mexican governmental authorities. Lessee shall be responsible for obtaining all pertinent permits and licenses required in order to allow Lessee to carry out its specific operations at the Property prior to taking possession of the Property.

                                ARTICLE SEVENTEEN
                                    INDEMNITY
                                    ---------

(a) Lessee shall indemnify, defend, save and hold Lessor, and Lessor's agents, representatives or employees harmless from and against all losses, demands, claims, payments, suits, actions, recoveries and judgments of any nature and type brought by any third party against Lessor by reason of any negligence or acts or omissions of Lessee, its agents, representatives or employees, during the Term.

(b) Lessor shall indemnify, defend, save and hold Lessee and Lessee's agents, representatives or employees harmless from and against all losses, demands, claims, payments, suits, actions, recoveries and judgments of any nature and type brought by any third party against Lessee by reason of any negligence or acts or omissions of Lessor, its agents, representatives or employees, during the Term.

                                ARTICLE EIGHTEEN
                                DEFAULT BY LESSEE
                                -----------------

The occurrence of any one or more of the following events (the "Events of Default") will constitute a default and breach of this Agreement by Lessee:

         (i) Lessee's failure to pay the Lease Payment or Additional Rent when due and the continuation of that failure for more than five (5) business days after the date on which Lessee receives from Lessor written notice of the delinquency.

         (ii) Lessee's permanent vacating or abandonment of the Property for a period of sixty (60) or more consecutive days;

         (iii) Except as mentioned above in (i) and (ii) Lessee's failure to observe or perform any other material covenants, conditions or provisions of this Agreement that Lessee must observe or perform, where the failure continues for a period of thirty (30) days after Lessee's receipt of written notice from Lessor; if however, the nature of the obligation that Lessee has failed to perform is such that more than thirty (30) days are reasonably required for its rectification, Lessee will be entitled to an additional period of time to cure its failure, as reasonably determined by Lessor, and an Event of Default will not occur so long as Lessee commences the rectification within that thirty
         (30) day period and diligently and continuously prosecutes the rectification to completion;

         (iv) The making by Lessee or Guarantor of any general assignment or general arrangement for the benefit of its creditors; the filing by or against Lessee or Guarantor of a petition seeking relief under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee or Guarantor, as applicable, Lessee or Guarantor, as applicable causes the petition to be dismissed within sixty (60) days after the date of its filing or Lessee or Guarantor, as applicable does not takes reasonable steps to begin dismissal of such within such sixty (60)
         days); the appointment of a Lessee or Guarantor or a receiver to take possession of substantially all of Lessee's or Guarantor assets


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         located in the Property or of Lessee's interest in this Agreement, where possession is not restored to Lessee within sixty (60) days after the date of the appointment or Lessee takes reasonable steps to begin dismissal of such within such sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's or Guarantor's assets located in the Property or of Lessee's interest in this Agreement, unless Lessee causes the seizure to be discharged within sixty (60) days after the date of the initiation of the seizure or Lessee takes reasonable steps to begin dismissal of such within such sixty (60) days; or

         (v) Lessee's failure to discharge any lien placed upon the Property in violation of this Agreement within sixty (60) days after the lien or encumbrance is filed against the Property and Lessee does not take reasonable steps to begin dismissal of such within such sixty (60) days.

         (vi) Event of default should include failure to inform Lessor of any change in Guarantor entity or material change in financial status of Guarantor.


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                                ARTICLE NINETEEN
                                LESSOR'S REMEDIES
                                -----------------

At any time after the occurrence of an Event of Default, with or without additional notice or demand, except as required by law, Lessor may do one or more of the following:

(a) Terminate Lessee's right to possession of the Property and repossess the Property by any lawful means without terminating this Agreement. In that event Lessor shall use good faith and reasonable efforts under the circumstances to re-let the Property for the account of Lessee on such terms and conditions as Lessor in its sole discretion may determine to be appropriate (including a term different than the Term, rental concessions, alterations and repair of the Property). Lessor reserves the right, however, (i) to lease any other comparable space available in any other building Lessor owns prior to offering the Property for lease and (ii) to refuse to lease the Property to any potential lessee that does not meet Lessor's standards and criteria for leasing space in the Park. Except where Lessor fails to use good faith and reasonable efforts to re-let the Property, as required above, Lessor will not be liable for, and Lessee's obligations under this Agreement will not be diminished because of, Lessor's failure to relet the Property or collect rental due in respect of a reletting. For the purposes of that re-letting, Lessor may repair, remodel or alter the Property. If Lessor fails to re-let the Property, Lessee shall pay to Lessor the Lease Payment reserved in this Agreement for the balance of the Term as those amounts become due in accordance with the terms of this Agreement. If Lessor re-lets the Property, but fails to realize a sufficient sum from the re-letting, to pay the full amount of Lease Payments and additional rent reserved in this Agreement for the balance of the Term as those amounts become due in accordance with the terms of this Agreement, after paying all of the costs and expenses of all decoration, repairs, remodeling, alterations and additions and the expenses of the reletting and of the collection of the rent accruing from the reletting, Lessee shall pay to Lessor the amount of any deficiency upon Lessor's demand from time to time made;

(b) Terminate this Agreement and repossess the Property by any lawful means. In that event Lessor may recover from Lessee as damages (i) all Lease Payments that became due prior to the termination and that remain unpaid, plus interest accruing in respect of the delinquent sums at the Delinquency Rate, as defined in Article Two, plus (ii) the discounted present value (determined based on an Amortization Rate equivalent to the then 7 year US Treasury Bill Rate) of the amount, if any, by which (A) the Lease Payment due under the terms of this Agreement for the balance of the Term that remained as of the effective date of the termination exceeds (B) the fair market rental value for the Property (which shall be equivalent to the Lease Payment) for the balance of the Term after deduction of all anticipated reasonable expenses of re-letting for that period (such as the lost Lease Payments during the vacancy period caused by the need to relet the Property, the cost of preparation of the leased Property, which include repairs, special finishing-out requirements, remodeling, leasing commissions and reasonable attorneys' fees associated with occupancy by a new lessee), (iii) all reasonable expenses of re-letting for that period (such as the Lease Payments not earned during the vacancy period caused by the need to re-let the Property, costs of repairs, special finishing-out requirements, remodeling, preparation of the leased Property, leasing commissions and reasonable attorneys' fees associated with occupancy by the new lessee) plus
(iv) the reasonable costs of recovering the Property (including reasonable attorneys' fees and costs of suit), plus (v) all reasonable costs and expenses Lessor reasonably incurs in connection with the enforcement of Lessee's obligation to pay those damages, including, without limitation, reasonable attorneys' fees, and (vi) any other sum of money and damages Lessee owes to Lessor. If the amount described in division (B) above exceeds the amount described in division (A) above, Lessor has no obligation to pay Lessee any part of the excess or to credit any part of the excess against any


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other sums or damages for which Lessee may be liable to Lessor at the time of the termination; or

(c) Pursue any other remedy available to Lessor under the laws of the jurisdiction in which the Property is located.

(d) For purposes of computing the Additional Rent that would have accrued and become payable under the terms of this Agreement, the parties shall assume that the Additional Rent for the calendar year in which the Event of Default occurs and each future calendar year for the balance of the Term that remained as of the effective date of the termination equals Lessee's Additional Rent for the calendar year prior to the year in which the Event of Default occurs compounded at a rate equal to the mean average rate of inflation for the three (3) calendar years preceding the calendar year in which the Event of Default occurs, as determined by using the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index (All Urban Consumers, all items, 1982-84 equals
100) for the All Metropolitan Areas. If that Index is discontinued or revised during the Term, the parties will use such other government index or computation with which it is replaced in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised. If no replacement Index exists, Lessor may select as a replacement index an index that, in Lessor's reasonable opinion, is generally recognized as the successor index.

(e) If Lessor repossesses the Property in accordance with the terms of this Agreement, Lessor has the right to keep in place and use, or to remove and store, at Lessee's expense, all of the furniture, fixtures and equipment at the Property, including that which is owned by or leased to Lessee at all times prior to any foreclosure or repossession by any Lessor or security interest holder having an interest in that furniture, fixtures or equipment (a "Claimant"). Lessor also has the right to relinquish possession of all or any portion of the furniture, fixtures, equipment and other property to any Claimant who presents to Lessor a copy of any instrument that the Claimant represents to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of the furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of the instrument. At Lessor's sole option and without prejudice to, or waiver of any rights it may have, Lessor may i) escort Lessee to the Property to retrieve any personal belongings of Lessee and its employees not covered by a lien in favor of Lessor, or ii) obtain a list from Lessee of the personal property of Lessee and its employees that is not covered by a lien in favor of Lessor, and make that property available to Lessee or Lessee's employees, provided that Lessee first pays in cash all costs and estimated expenses to be incurred in connection with the removal of the property. Any property that Lessee does not remove within five (5) days after Lessor's demand will be conclusively presumed to have been abandoned by Lessee, and Lessor may take over possession of that property and declare it to be Lessor's property by written notice to Lessee. Lessee stipulates that the rights granted Lessor in this Article are commercially reasonable.

                                 ARTICLE TWENTY
          EACH PARTY'S RIGHT TO PERFORM THE OTHER PARTY'S OBLIGATIONS.
          ------------------------------------------------------------

If at any time during the Term, Lessee fails to perform one or more of its obligations under this Agreement, the Lessor, after thirty (30) days written notice to Lessee (or without notice in the case of emergency) and without waiving or releasing the Lessee from any of its obligations hereunder may, but shall be under no obligation to, perform Lessee's obligations hereunder and may enter the Property for such purpose, and perform all the necessary works needed. All reasonable expenses incurred and paid by Lessor in connection herewith shall be payable by Lessee to Lessor on demand.


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If at any time during the Term, Lessor fails to perform one or more of its obligations under this Agreement, the Lessee, after thirty (30) days written notice to Lessor (or without notice in the case of emergency) and without waiving or releasing the Lessor from any of its obligations hereunder may, but shall be under no obligation to, perform Lessor's obligations hereunder, and perform all the necessary works needed. All reasonable expenses incurred and paid by Lessee in connection herewith shall be payable by Lessor to Lessee on demand.

                               ARTICLE TWENTY-ONE
                             SURRENDER OF PROPERTY.
                             ----------------------

(a) Lessee shall, on the last day of the Term or upon early termination, surrender and deliver the Property to Lessor, without delay, in the same conditions in which Lessee received such, except for normal wear and tear, and the effects of the elements and casualties covered by insurance. All signs installed or caused to be installed by Lessee shall be removed on or prior to the expiration of the Term.

(b) In the event that upon the expiration of the Term, Lessee does not vacate and deliver the Property to Lessor, Lessee shall pay as a new Lease Price the amount established in Article Two, plus fifty percent (50%). This fifty percent (50%) penalty shall not be applicable if Lessee and Lessor are negotiating in good faith a renewal or extension of the Agreement. In the event that no negotiations are conducted, Lessee shall not holdover for more than one month after expiration of the Term. Acceptance of holdover payment by the Lessor shall not be construed as a waiver by the Lessor to any right to recover possession of the Property.

                               ARTICLE TWENTY-TWO
                     ENTRY ON THE LEASED PROPERTY BY LESSOR
                     --------------------------------------

Lessee shall permit Lessor and its authorized representative to enter the Leased Property during reasonable business hours time for the purpose of inspecting same and performing any necessary work therein, following twenty-four (24) hour written notice from Lessor, except in the case of any emergency, in which case no notice will be required. The Lessor shall have the right to enter the Property during business hours during the period of six (6) months prior to expiration of the Term for the purpose of showing the Property to prospective Lessees following at least forty-eight (48) hours written notice to Lessee. Notwithstanding the above, Lessor shall not in any way interfere with Lessee's operation when entering on the Property, shall not allow access to Lessee's competitors, and shall maintain all information relating to Lessee's operations confidential.

                              ARTICLE TWENTY-THREE
                                  SUBORDINATION
                                  -------------

Lessee agrees, upon written request of Lessor, to subordinate this Agreement (including any extension hereof) to any mortgage on the Property, Building or Land provided that the mortgagee agrees, in writing, to acknowledge all the rights of the Lessee under this Agreement. Likewise, the mortgagee shall agree not to disturb the possession and other rights of Lessee hereunder. In the event that the mortgagee acquires title to the Property, Building or Land through a foreclosure procedure or otherwise, the mortgagee must agree to fully honor this Agreement and accept the Lessee as Lessee under this Agreement and to assume the Lessor's obligations hereunder. In such event, Lessee agrees to recognize the mortgagee as the new Lessor. Lessor and Lessee agree to execute and deliver any appropriate instruments necessary to carry out the agreements contained herein.


                                                               Initials
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                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

                               ARTICLE TWENTY-FOUR
                                  ENVIRONMENTAL
                                  -------------

(a) Lessor represents and warrants to Lessee that, as of the date of commencement of the Initial Term:

         i. the Property will comply with applicable Mexican environmental laws and regulations;
         ii. Lessor has not, and has no knowledge of any other person that has caused any release, threatened release or disposal of any Hazardous Substances, as that term is defined below, materials or waste on, in, at or from the Property;
         iii. to the best of Lessor's knowledge the Property is not subject to any imminent restrictions on the ownership, occupancy, intended use or transferability of the Property in connection with environmental laws or regulations; and
         iv. to the best of Lessor's knowledge there are no conditions or circumstances at the Property which pose a risk to the environmental health or safety of any persons.

(b) Lessee is explicitly responsible and liable, both during and after the Term, for any environmental problems caused by Lessee during its occupancy of the Property and shall indemnify, defend and hold Lessor harmless against all said environmental liabilities.

(c) Should an incident occur during the Term at the Property or surrounding the Building which is caused by a party other than Lessee and which Lessee deems as a possible risk to Lessee's health or to Lessee's long-term environmental liability in regard to the Property, the Building, and the surrounding land, Lessee will be expressly responsible for reporting said incident to Lessor. At that time, both Lessee and Lessor will make an assessment of the incident and any damages resulting therefrom and will determine in good faith which party is at fault. A remediation or clean-up plan will be formulated at that time, as well as a final determination of fault, and all parties will be required to endorse said determination and clean-up plan in writing. At that time, the responsible party will be responsible for all costs and liabilities involved in the clean-up effort.

                               ARTICLE TWENTY-FIVE
                   MODIFICATION TO THE CONTRACTUAL DOCUMENTS.
                   ------------------------------------------

Unless otherwise agreed by the parties, any modification, release or discharge of this Agreement or waiver of any of the provisions hereof, shall not be valid or obligatory, unless made in writing and signed by Lessor and Lessee.

                               ARTICLE TWENTY-SIX
                                    GUARANTY.
                                    ---------

Pemstar, Inc., herein represented by Mr.Allen J. Berning, shall act as GUARANTOR, and jointly obligates itself with Lessee, guaranteeing in an absolute and joint manner the compliance with all the obligations and responsibilities derived from this Agreement, which obligations shall not cease until Lessee delivers the Property to Lessor at the end of the Term.

The GUARANTOR, by these means, expressly waives any and all order and division right and all those rights granted by the Civil Code for the State of Jalisco under articles 2423, 2425, 2426, 2460, and 2463.


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                                                     ---------------------------
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Page 19 of 33

The GUARANTOR designates as its domicile to receive notices under the terms of 2415 and 76 of the Civil Code for the State of Jalisco, the one located at:

                                   PEMSTAR Inc
                              3535 Technology Drive
                               Rochester, MN 55901



                              ARTICLE TWENTY-SEVEN
                                ENTIRE AGREEMENT
                                ----------------

The parties hereto agree that this Agreement and its exhibits contain all the obligations and agreements between the parties, and supersedes any other agreement either oral or in writing between the parties with respect to the subject matter hereof.

                              ARTICLE TWENTY-EIGHT
                                 CONFIDENTIALITY
                                 ---------------

Lessor and Lessee agree to treat the terms and conditions of this Agreement as confidential information; neither Lessor, nor Lessee, shall disclose to any third party, person or entity outside of their respective control the terms and conditions of this Agreement. This obligation continues after the expiration or termination of this Agreement. Notwithstanding the foregoing, Lessee may disclose the terms and conditions of this Lease Agreement to its parent company and Lessee's affiliates and subsidiaries. Furthermore, Lessee and Lessor may disclose the terms and conditions of this Agreement to (i) any United States or Mexican Federal, State, Municipal or other governmental authority, if so required, (ii) to their in-house and outside counsel and accountants on an as needed basis, (iii) to any court or similar entity involved in resolving a dispute related to the Agreement or (iv) to any party approved by Lessor and Lessee in writing. Lessor and Lessee shall not be in breach of this Article due to the registration of this Agreement in accordance with Article 31 of this Agreement.

                               ARTICLE TWENTY-NINE
                                   ARBITRATION
                                   -----------

Any dispute, controversy, or claim arising from or relating to this Agreement or the breach, termination or invalidity thereof shall be settled by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association in effect as of the date of this Agreement. The civil laws of the State of Jalisco, Mexico shall apply to the arbitration proceeding. There shall be one (1) sole arbitrator. The place of the arbitration shall be Mexico City, Mexico. The arbitration shall take place in the English language. The parties agree that the arbitral award shall be final and hereby waive any rights of appeal of the arbitral award. Judgment upon the arbitral award may be rendered in any court of competent jurisdiction in the State of Jalisco, Mexico.


                                 ARTICLE THIRTY
                                     NOTICES
                                     -------


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                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

All notices, demands and requests provided for in this Agreement shall be made in writing and shall be deemed to have been properly given (i) on the date of receipt, if served personally or (ii) on date of receipt, if sent by overnight courier, with proof of receipt, addressed to the Lessor or to the Lessee, as the case may be, at its respective address last designated by notice to the other party for that purpose. All notices shall either be delivered personally or by overnight courier. Until the parties designate other addresses, their respective addresses shall be as follows:


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                                                     ---------------------------
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Page 21 of 33

Lessee:           PEMSTAR Inc
                  3535 Technology Drive
                  Rochester, MN  55901
                  Attention:  Hargopal Singh
                  Telecopier: 507-289-8797

With copy to:     Ing. Carlos Ledesma
                  At the Property

Lessor:           GUADALAJARA INDUSTRIAL TECNOLOGICO, S.A. DE C.V.
                  Av. Del ITESO 8900
                  Col. Pinar de la Calma
                  45080 Tlaquepaque, Jalisco
                  MEXICO
                  Telecopier:  (3) 631-9674
                  Attention: Ing. Ricardo Zuniga

With copy to:     HINES
                  2800 Post Oak Blvd.
                  Suite 4900
                  Houston, Texas, 77056
                  Attention: Mr. Louis Sklar

With Copy to:     Martin, Drought & Torres, Inc.
                  200 South 10th Street
                  McAllen, Texas, 78501
                  Tel:   (956) 686-2348
                  Fax:  (956) 686-2610
                  Attn:    Arturo D. Torres


                               ARTICLE THIRTY-ONE
                              REGISTRATION OF LEASE
                              ---------------------

Pursuant to Article 2045 of the Civil Code of the State of Jalisco, the parties hereto agree to sign original counterparts of the Spanish version of this Agreement before the presence of a Notary Public of the State of Jalisco or obtain the Apostille of the Notary's signature from the authority with jurisdiction over the county, municipality or province where this Agreement is executed in the event it is executed outside of the United Mexican States by one or both of the parties within the jurisdiction of a country which is signatory to the Hague Convention. Lessee hereby agrees to take all actions necessary to register the Spanish version of this Agreement in the Public Registry of Property and Commerce in Guadalajara, Jalisco, Mexico, within thirty (30) days from execution of the Spanish version of the Agreement. All costs and expenses associated with the ratification of the Agreement before a Notary Public and registration of this Agreement in the Public Registry of Property and Commerce in Guadalajara, Jalisco shall be the responsibility of Lessee.


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

                               ARTICLE THIRTY-TWO
                                   TRANSLATION
                                   -----------

This Lease has been prepared in English and a Spanish translation shall also be prepared and signed by the parties within fifteen (15) days following the execution of the English version only for purposes of registration as provided by Article 31 of this Agreement. The Spanish translation shall be for reference purposes only and, in case of conflicts in the translation or interpretation, the English version shall control. However, for purposes of judicial enforcement of this Agreement by a competent authority, the Spanish version of this Agreement shall prevail.

IN WITNESS WHEREOF, the parties have executed this Agreement effective on the _____ day of August, 2000.


LESSOR:                                  LESSEE:

GUADALAJARA INDUSTRIAL                   PEMSTAR DE MEXICO, S.A. DE C.V.
TECNOLOGICO, S.A. DE C.V.


By:   /s/ Mark Cover                     By:   /s/ Hargopal Singh
      ------------------------------           ------------------------------
Name: Mark Cover                         Name: Hargopal Singh
Its:  Authorized Representative          Its:  Authorized Representative


Witness_____________________________     Witness ____________________________
Name:_______________________________     Name:    ___________________________
Address:____________________________     Address:____________________________


GUARANTOR:

By:   /s/ Allen J. Berning
      ------------------------------
Name: Mr.  Allen J. Berning
Its:  Authorized Representative

Witness ____________________________
Name:     __________________________
Address:____________________________




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                                                     ---------------------------
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Page 23 of 33

Exhibit "A"

The Park and Building Preliminary Layouts





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                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

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

Exhibit "B"

Scope of Work





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                                                     ---------------------------
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

Exhibit "C"

Lessee's Equipment





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                                                     ---------------------------
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Page 26 of 33

Exhibit "D"

Notice

[ TENANT'S  LETTERHEAD]
______,2000

Sr. Mark Cover
Av. Del ITESO 8900
Col. Pinar de la Calma
45080 Tlaquepaque, Jalisco
MEXICO
Telecopier:  (3) 631-9674

Re: Acceptance of Improvements; Lease Agreement between TENANT NAME and Guadalajara Industrial Tecnologico, S.A. de C.V.

Dear Mr. Dubrowski:

In accordance with Article Two, subparagraph (c) and other applicable provisions of the Lease Agreement dated _____ ___, 1999, entered by and between ______________. as Lessee, Guadalajara Industrial Tecnologico, S.A. de C.V. as Lessor and _________ as Guarantor, concerning a certain Property, Building No. __, located at Av. ITESO 8900, Colonia Pinar de la Calma, in Tlaquepaque, Jalisco, Mexico, we hereby provide you with the Notice of Acceptance of the Building and Improvements.

Therefore, and in accordance with such Lease Agreement, We understand that Lessee is now entitled to occupy the Improvements and Lessor is entitled to receive full rent payments from Lessee starting __________, 2000.

Should you have any questions please do not hesitate to contact the undersigned.

Sincerely Yours;

TENANT'S NAME

By:_________________________
Its:_________________________




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Page 27 of 33

Exhibit "E"

Lessor & Lessee
Property Management Responsibilities

I. Lessor shall be responsible for the management and maintenance in a first class manner of the following items in the Building throughout the Term either directly, or through the separately invoiced services of the Property Manager, under the direction of Lessor unless damage is caused by the Lessee, Lessee's vendors, Lessee's clients, Lessee's visitors, or Lessee's suppliers to any item of the building listed below, in which case Lessee will be responsible for repair, maintenance or replacement of such item as approved by lessor:

Building Structure Maintenance
Structure
Foundation
Slab
Exterior walls
Water System Infrastructure (during warranty period only)
Exterior water system connection to the Building and water meter (during warranty period only)
Building Column Maintenance
Roof and skylights (during warranty period only)
Dock levelers (during warranty period only)
Outside Air Injection System (during warranty period only)

II. Lessee shall be responsible for all non-building standard/base building maintenance and service items in the Property at the Lessee's own cost, including but not limited to, those items listed below. Lessee may separately contract the Property Manager to perform such services on their behalf:

Locksmith services
Property security and access control
Mail service
Space interior cleaning
Space interior maintenance
Interior lighting (outlets, switches, low voltage electrical panels)
Office space equipment and systems out of warranty
Interior electrical systems
Interior plumbing
Trash collection
Telephone system and contract
Electrical system and contract including all light bulb and ballast replacement. All operational permits
Interior landscaping / decoration maintenance




                                                               Initials
                                                      /s/ HS/ /s/ MC/  /s/ AB
                                                     ---------------------------
                                                     Lessee / Lessor / Guarantor

Interior pest control





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                                                     ---------------------------
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Page 29 of 33

Exhibit "F"

Use By Lessee





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                                                     ---------------------------
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Page 30 of 33

Exhibit "G"

Common Areas of the Park, Park Infrastructure and Building Areas





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                                                     ---------------------------
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Page 31 of 33

Exhibit "H"

COMMON AREA MAINTENANCE



During the term Lessor shall manage and maintain in a first class manner the following items in the Park's Common Areas and related infrastructure either directly, or through the separately invoiced services of the Property Manager, under the direction of Lessor; CAM Charges will include, but not be limited to, costs related to equipment repair and maintenance, (including preventive maintenance), and other services required in order to maintain the Common Areas at a first class standard of operation, such as:




Landscaping
         Lessor installed exterior green areas, as defined in the Common Areas of the Park including watering, general maintenance
         Lessor installed exterior green areas immediately outside the perimeter fence

Pest Control
         Common Areas only


General Cleaning, Maintenance and Operation of the Park Common Areas to include:
         Roadways, Walkways and Sidewalks
         Parking Areas and Truck Courts
         Access control points
         Traffic control and informational signage
         Common Area lighting
         Park Management and Administration
         Security
         Perimeter Fence and both interior and exterior Sidewalks

Infrastructure
         Fire Loop System
         Electrical Infrastructure including Perimeter Loop
         Park's potable water system
         Park's sewage and drainage systems
         Park's Telephone System



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                                                     ---------------------------
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Page 32 of 33

Exhibit "I"

BUILDING OPERATING EXPENSES

During the term Lessor shall manage and maintain in a first class manner the following items in the Building either directly, or through the separately invoiced services of the Property Manager, under the direction of Lessor; BOE Charges will include, but not be limited to, costs related to the following services rendered to the Building, equipment repair and maintenance, (including preventive maintenance), and other services required in order to maintain the Building at a first class standard of operation.


Maintenance
         Roof
         Exterior walls
         Exterior paint
         Exterior plumbing
         Exterior glass
         Parking Areas
         Truck Courts

Landscaping
         Lessor installed exterior green areas, including watering, general maintenance of green areas around the Building, except those defined as part of the Common Areas of the Park

Cleaning
         Building facade, glass, roof, parking areas, sidewalks, fencing except the ones defined as part of the Common Areas of the Park

Pest Control
         Exterior only

Electrical
         Exterior lighting
         Maintenance of the Building transformer and main distribution panel Exterior Lessor installed devices and wiring

Water / Sewage / Drainage
         Exterior water system connection, drainage connection and sewage connection to the Building




                                                               Initials
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                                                     ---------------------------
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Page 33 of 33

                       Rental Agreement (this "Agreement")

The Undersigned

Lessee                                 Lessor

Pemstar B.V.                           GE Capital B.V.
Afdeling Inkoop                        Amsteldijk 166
Postbus 680, NL-7600 AR                1079 LH Amsterdam
Almelo, The Netherlands                The Netherlands

1.       The limited liability company
         GE Capital B.V.
         established at Amsteldijk 166, 1079 LH Amsterdam, the Netherlands, hereinafter referred to as GEC or "Lessor", represented at law in this matter by Mr Alun Richards on the one hand;

and

2.       Pemstar B.V.
         established at Postbus 680, NL-7600 AR Almelo, The Netherlands, hereinafter referred to as "Lessee ", represented at law in this matter by Mr. APC van Schendel, on the other hand.

TAKING INTO CONSIDERATION

- that the Lessee wishes to obtain the use of the equipment, described in the equipment schedule (substantially in the form of Annex A to this agreement), hereinafter referred to as the "Equipment", by renting it, and that the Lessor is willing to rent the Equipment to Lessee; and

- that the parties wish to specify the conditions for the proposed rental.



HAVE AGREED AS FOLLOWS

1.       Rental
         ------

         Subject to the terms and conditions set forth below, Lessor agrees to rent to Lessee, and Lessee agrees to rent from Lessor, the Equipment.

2.       Rental period: Fixed Term
         -------------------------

2.1. Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance in the form of Annex C for such Equipment (the "Commencement Date") and shall subject to any extension of the term in accordance with Section 4 below run for a fixed period of Sixty (60) calendar months, (the "Fixed Term"). Prior to the Commencement Date, the Lessee shall provide to the Lessor (i) a copy of a resolution of the board of directors of the Lessee (in a form satisfactory to the Lessor) authorising the execution of this Agreement and the performance of the transactions contemplated under this Agreement, (ii) the evidence of insurance required under Clause 5 of the General Conditions and (iii) payment of initial payment NLG 131,012.00.

3.       Rental price
         ------------

         The rental price for the Fixed Term shall be as specified in the equipment schedule (substantially in the form of Annex A to this agreement).

4        End of Term Options
         -------------------

4.1 On the expiry of the Fixed Term, Lessee shall have three options as set forth below subject to the Lessee giving the Lessor at least one hundred and eighty (180) days written notice of its option prior to the expiry of the Fixed Term and provided that none of the events specified in Clause 9 of the General Conditions has occurred:

         (a) to return all (and not less than all) the Equipment to Lessor in accordance with the return provisions described in Clause 10 of the General Conditions; or
         (b) to extend the rental term and the leasing of the Equipment at a rental based upon its then Fair Market Value in accordance with Section 4.2 below; or
         (c) purchase all (but not part) of the Equipment from the Lessor in accordance with Section 4.3 below

         If the Lessee fails to give notice of the option it wishes to exercise in accordance with this Section 4.1 within one hundred and eighty (180) days prior to the expiry of the Fixed Term, it will be assumed that the Lessee wishes to buy the Equipment from the Lessor in accordance with
         (c) above.

4.2      Extension of rental term
         ------------------------

         (a) If the Lessee elects to extend the rental term in respect of all the Equipment for a further period agreed with the Lessor, then from the end of the Fixed Term, the rental term shall be deemed to be extended for such agreed period (the "Extension Period") on the same terms as the rental agreement except:

                  (i) each Rental in the Extension Period will be for an amount equal to the fair market rental (as determined in accordance with paragraph (b) below).

                  (ii)     each such rental will be payable monthly in advance;
                           and

                  (iii)    such other changes as the parties agree.

         (b) The "Fair Market Rental" for any Equipment shall be the rental, which a willing lessee (who is neither a lessee in possession nor a used equipment dealer) would pay on an arm's length basis for such right to lease. If the Lessor and Lessee cannot agree the fair market rental, the Lessor shall select one independent appraiser to determine the Fair Market Rental. The determination of such appraiser (who shall act as an expert and not an arbitrator) shall be given at least thirty
                  (30) days prior to the expiry of the Fixed Term and shall (in the absence of manifest error) be final, binding and conclusive on the Lessee and Lessor. The Lessee shall bear all of the fees and expenses of such appraisal.

4.3      Purchase of Equipment
         ---------------------

         (a) If the Lessee wishes to purchase all of the Equipment from the Lessor, the Lessee shall pay to the Lessor on the last day of the Fixed Term an amount equal to the aggregate of:

                  (i) all Rentals and other amounts due or in arrears in respect of the Equipment under this Agreement; and

                  (ii) an amount equal to the Fair Market Value of the Equipment and any VAT or Taxes arising on such amount.

         (b) The parties hereby agree that the estimated Fair Market Value of the Equipment on the last day of the Fixed Term is an amount equal to 17% of the total purchase price originally paid by the Lessor to the suppliers of the Equipment. If on the last day of the Fixed Term, the actual Fair Market Value is greater than 18% or less than 16% of the total purchase price originally paid by the Lessor to the suppliers of the Equipment, then the actual Fair Market Value (as determined pursuant to sub-paragraph (c) below) shall be used for the purposes of calculating the amount payable under Section 4.3(a)(ii) above.

         (c) The actual Fair Market Value shall mean the price which a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; provided, however, that in such determination: (i) the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement; and (ii) costs of removal from current location shall not be a deduction from such valuation. If Lessee and Lessor are unable to agree on the Fair Market Value at least sixty (60) days before expiry of the Period, Lessor shall appoint an independent appraisor to determine Fair Market Value, and that determination shall be final, binding and conclusive. Lessee shall bear all costs associated with any such appraisal.

         (d) On receipt of all sums due and payable from the Lessee under this Section 4.3, the Lessor shall transfer all of the Lessor's rights, interests and title in and to the Equipment to the Lessee on an AS IS WHERE IS basis without recourse or warranty by the Lessor.

5.       Termination of rental term
         --------------------------

         On the expiry of the rental term Lessee shall return the Equipment to Lessor in accordance with the return provisions described in Annex D, which is attached to, and forms an integral part of this agreement.

6.       Insurance and damage
         --------------------

         The costs of insurance for damage to the Equipment shall be fully borne by Lessee in accordance with Clause 5 of the General Conditions. A copy of the insurance policy shall be sent to Lessor on request. If damage is caused to the Equipment by an event not covered by the insurance policy, Lessee shall continue to bear full liability towards Lessor in respect of such damage.

7.       General conditions
         ------------------

         The rental shall be subject to the general conditions (the "General Conditions") attached to this Agreement as Annex B, and the return conditions attached to this Agreement as Annex D, each of which shall form an integral part of this Agreement. Amendments and supplements to this Agreement, including Annexes A, B and D, shall be valid only in so far as agreed in writing between the parties.

8.       Applicable law and settlement of disputes
         -----------------------------------------

         This Agreement shall be subject to Dutch law. Any disputes arising out of and/or associated with this Agreement shall be subject to the competent court in Amsterdam.

9.       Counterparts
         ------------

         This Agreement may be executed in any number of counterparts and it shall have the same effect as if the signatures on the counterparts were on a single copy of this Agreement.


Drawn up and signed on September 28, 2000.



         /s/ Alun Richards                           /s/ APC van Schendel
------------------------------------        ------------------------------------
GE CAPITAL B.V.                             PEMSTAR B.V.

Name: Alun Richards                         Name: APC van Schendel

Function: Managing Director                 Function: General Manager/Vice
          GE Capital BV                     President
          Amsteldijk 166
          1079 LH Amsterdam

ANNEX A

                                Equipment Schedule




Rentals

(a) The rental price shall amount to NLG4,457,969.00 guilders excluding value added tax (BTW). The rental price shall be payable to Lessor in equal successive monthly rent installments each of NLG81,900.03 guilders) plus value added tax (BTW), payable in advance on the 1st of each calendar month, the first rent installment being payable on the Commencement Date. Payment of the monthly rent installments shall be effected by direct debit to bank account number 55.51.54.912 of GE Capital B.V. at ABN Amro Bank Herengracht 595, Postbus 90, 1000 AB Amsterdam.

(b)      Each rental price has been calculated on:

         (i) Lessor's cost of 60 month Euro funds as being 5.68% and 60 month US Dollar funds as being 6.88% ("Assumed Cost of Funds"). In the event that the Lessor's actual cost of funds on the Commencement Date varies from the Assumed Cost of Funds the Lessor shall recalculate the rental price taking into account the actual cost of funds and the Lessee agrees to pay the rental price as adjusted in accordance with this paragraph on the terms set out in the rental agreement.

         (ii) The US$/NLG exchange rate as being US$1=2.579 NLG (the "Assumed US$/NLG exchange rate"). In the event that the actual US$/NLG exchange rate used by the Lessor on the Commencement Date varies from the Assumed US$/NLG exchange rate, the Lessor shall recalculate the rental price based on such actual US$/NLG exchange rate and the Lessee agrees to pay the rental price as adjusted in accordance with this paragraph on the terms set out in the rental agreement.

         Following any adjustment under sub-paragraphs (i) or (ii) above, the Lessor shall send to the Lessee written notice of the adjusted rental price.

                            Description of Equipment


Invoice No:       Supplier:          Summary Description of Equipment                      Serial No's       Net Amount     Currency
193680            Universal          2 GSM2 Dual Beam Machines, Model 4688A plus           10040639 &          1,180,914.37 USD
                  Instruments GMBH                                                         10040640
                                     1 various Feeders (393 pieces)

4654              Rotec B.V.B.A      1 UP1500 Basic Machine, 10 MPM Rheometric pump Head,                        164,929.00 USD
                                     4 set Squeegee Blades, programmable triple track
                                     conveyor

4839              Rotec B.V.B.A      1 UP1500 Basic Machine, 4 sets squeegee blaces,                             158,737.00 USD
                                     programmable triple track conveyor, lightpen control

37912             W&S Benelux        1 Heller Reflow Oven, 11 Duties                                             121,323.00 USD

38214             W&S Benelux        Duties on Heller Reflow Oven plus Freight and                                 5,200.00 USD
                                     Insurance charges
                                                                                           Sub Total USD       1,631,103.37 USD

VR026669          Rommel GmbH        10 PCB Loadingstation, including 20 PCB                                      48,436.38 EURO
                                     loadingstation, 30 Conveyour, 40 PCB unloading
                                     Station & 50 Magazine

VR026671          Rommel GmbH        10 Loading Stations, 20 Loading Stations, 30                                 55,231.08 EURO
                                     Conveyor, 40 Shuttle conveyor, 60 Unloading Station

VR026791          Rommel GmbH        Additional Installation works                                                   317.00 EURO

VR027887          Rommel GmbH        Transportation charges                                                       10,074.60 EURO
                                                                                           Sub Total Euro        114,059.06 EURO

                             ANNEX B General Rental
                          conditions of GE Capital B.V.

1.       General
         -------

1.1 The equipment, object of the rental is defined and specified in more detail in the equipment schedule (substantially in the form of Annex A attached to the rental agreement), hereinafter referred to as "the Equipment".

1.2 These general conditions are attached to the rental agreement as Annex B and form an integral part of the aforementioned agreement and exclude the possible application of Lessee's general conditions in so far as these are incompatible with the rental agreement.

2.       Ownership of the Equipment
         --------------------------

2.1 Lessee undertakes to take all necessary steps and measures in order to maintain and protect Lessor's ownership rights, subject to the proviso that Lessee shall consistently consult Lessor in advance on the steps and measures to be taken.

2.2 Lessee undertakes to notify Lessor without delay and will provide confirmation thereof by registered letter, if and as soon as:

         (a) a third party lays claim to the Equipment or parts thereof, including seizure;

         (b)      the Equipment or any part thereof has been lost or damaged;

         (c) the Equipment has been involved in any way in an accident as a result of which damage has been sustained to persons and/or goods; or

         (d) the Equipment is relocated, with notification of the new address at which the Equipment is being used.

2.3 Lessee moreover undertakes to advise Lessor without delay in writing of any developments having a substantial adverse effect on the commercial performance of Lessee's business, and in particular the events referred to in clause 9.1. of these conditions.

2.4 The Lessee may not without the prior written consent of the Lessor locate any of the Equipment outside of the Netherlands.

3.       Commencement and duration of the rental agreement
         -------------------------------------------------

         The rental agreement shall come into force on the date of signature by Lessor and Lessee and shall remain in force until both parties have mutually and completely discharged all their obligations arising out of and/or associated with this rental agreement.

4.       Use and maintenance of the Equipment
         ------------------------------------

4.1 Lessee shall be authorized to use the Equipment from the Commencement Date specified in the rental agreement. Lessee acknowledges that he has selected the Equipment without any assistance from Lessor and undertakes to inspect the Equipment directly and completely on the Commencement Date. Lessor accepts no liability whatsoever for the use, fitness, safety, merchantability, year 2000 compliance; or otherwise of the Equipment and/or parts thereof. Lessee warrants that the Equipment is on the date hereof Year 2000 compliant.

4.2 Lessee shall maintain or shall procure that the Equipment is properly maintained and repaired and kept in good operating condition (fair wear and tear excepted) throughout the rental period, in accordance with instructions and directions for use of the supplier(s) and/or manufacturer(s) of the Equipment and in full compliance with all applicable European and Dutch laws and Dutch government regulations.

4.3 Lessee undertakes to repair or replace the Equipment and/or any part thereof with a view to preserving the Equipment in the condition it was in upon commencement of the rental, subject to the proviso that Lessor's prior consent shall in all cases be required and that the associated costs shall be wholly for the account and at the risk of Lessee. The replacement Equipment and replacement parts shall in all cases become the Equipment of Lessor at the point of replacement.

4.4 All costs and expenditures arising out of and/or associated with the utilization of the Equipment shall without exception be wholly and without any deduction for the account of Lessee.

4.5 Lessee undertakes to keep the Equipment under its control at all times and not to attach the Equipment or parts thereof permanently to the land, or to transfer its interest in the Equipment to third parties. In addition Lessee undertakes not to sub-let the Equipment without Lessor's prior written consent..

4.6 Lessee further undertakes towards Lessor not to encumber the Equipment and/or parts thereof in any way and to ensure that the Equipment and/or parts thereof remain free of any security interests or other encumbrances or third party interests of whatever nature.

4.7 In the event of the termination of the rental for whatever reason Lessee shall lose the right to use the Equipment from the date of the termination and Lessee undertakes to transfer the Equipment at Lessee's own costs and at Lessee's own risk in good condition in accordance with the return conditions contained in Annex D of the rental agreement r, irrespective of Lessor's right to take the Equipment back in that case.

5.       Risk and insurance
         ------------------

5.1 Lessee hereby assumes and shall bear the entire risk of any loss, theft, damages to, or destruction of, the Equipment or any part thereof from any cause whatsoever from the time the Equipment is delivered to Lessee, until the Equipment is returned to Lessor or otherwise sold or disposed of.

5.2 Lessee shall promptly and fully notify Lessor in writing if the Equipment or any part or parts thereof shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the rental payment date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of (i) all arrears or rent installments and other amounts, if any, due prior to the Payment Date and (ii) an amount equal to the payments of rent installments which would (but for such Casualty Occurrence) have been payable under clause 3 of the rental agreement during the period from the Casualty Occurrence to the end of the Extension Period. Upon payment of all sums due hereunder, the rental agreement shall terminate.

5.3 Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may require, including but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or Equipment damage with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. The insurance shall provide (i) liability coveragefor all third party risks and (ii) casualty/Equipment damage coverage in an amount equal to the full replacement cost of the Equipment. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor on or prior to the Commencement Date, evidence of insurance satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessor shall apply proceeds of insurance in satisfaction of any obligation of Lessee to Lessor hereunder including, but not limited to, Lessee's obligation to pay Lessor the replacement value of the Equipment. If the insurance proceeds exceed the amount of all obligations of Lessee to Lessor hereunder, Lessor will reimburse an amount equal to any such surplus to Lessee.

6.       Payments
         --------

6.1 Lessee's obligation to pay installments of rent and other amounts due under the rental agreement shall be absolute and unconditional. Lessee shall not be entitled to any abatement, reductions or suspension of, or set-off against said installments of rent, or other amounts, including, without limitation, those arising or allegedly arising out of statutory rights, tort claims whether under Dutch law or otherwise. Lessee expressly waives any statutory rights, it may have now or in future under Dutch law to seek rescission or annulment of its obligations under the rental agreement. All rent installments must be paid by Lessee to Lessor on a net basis, in accordance with the provisions of in the rental agreement, irrespective of the fitness for use, functionality of or use of the Equipment and/or parts thereof, subject to the proviso that all rights, taxes and other costs associated with the use of the Equipment shall be wholly for the account and risk of Lessee. Rent installments owing for part of a calendar month are calculated by dividing the amount of the monthly rent payments by the number of calendar days of the month in question and multiplying the result by the number of days to which the rent payment relates.

6.2      All other costs, including collection charges, plus value added tax
         (BTW), incurred by Lessor on behalf of or in connection with the Equipment shall be paid by Lessee within 5 (five) working days of receipt of an invoice from Lessor.

6.3 If Lessee fails to discharge any payments due under the rental agreement including above referred costs in timely manner for any reason, Lessee shall be liable, without further notice of default by Lessor, to pay interest to Lessor on such overdue payments at the rate of 1.5% (one 50/100 per cent) per month from the due date of payment until the date of payment without prejudice to Lessor's right to claim full indemnification from Lessee.

6.4 If Lessor should grant Lessee an extension of payment in respect of sums owing under this rental agreement this shall be without prejudice to Lessor's rights and claims against Lessee as provided for in this clause 6.

6.5 All sums owing by Lessee to third parties arising out of and or associated with the rental of the Equipment shall be paid directly by Lessee to those third parties.

6.6 The installments of rent and all other payment obligations in this rental agreement are expressed in Dutch Guilders. For the avoidance of doubt the parties agree that when the Euro becomes the only legal tender in the Netherlands, all payment obligations herein shall be deemed to be expressed in Euro and changes in legal or economic terms will not give rise to a right to terminate nor will the above constitute grounds for frustration of the rental agreement, nor will it justify new negotiations about the rental agreement or individual clauses of the rental agreement.

7.       Taxation
         --------

         Lessee agrees to pay and discharge forthwith, and indemnify fully on demand Lessor against all taxes (other than taxes based solely on the net income of Lessor), duties, levies and similar outgoings payable in connection with this rental agreement or the Equipment or any premises in which the Equipment may from time to time be located.

8.       Inspection
         ----------

         Lessor shall at all times be authorized to inspect the Equipment or have it inspected, wherever the Equipment may be located.

9        Default
         -------

9.1 Lessor shall be entitled (without prejudice to any other rights or remedy) by written notice to Lessee to terminate the rental of all or any part of the Equipment under this rental agreement if:

         (a) Lessee is more than 7 (seven) days in arrears in respect of any payment of rent installments or other amounts owing to Lessor under this rental agreement;

         (b) Lessee fails to discharge any obligation arising out of or associated with the rental agreement, other than the payment obligations referred to under (a) above within 30 (thirty) days of a written demand by Lessor;

         (c) Lessee or any guarantor of the Lessee's obligations under the rental agreement applies for a suspension of payment, is declared bankrupt, offers a private or legal settlement, or goes into receivership;

         (d) third parties take possession of the Equipment or goods, money and/or credit balances of Lessee or any guarantor of the Lessee's obligations under the rental agreement;

         (e) Lessee or the person(s) charged with the day-to-day management of Lessee's company loses his/their capacity to act or receives a criminal sentence;

         (f) Lessee or any guarantor of the Lessee's obligations under the rental agreement goes into actual or legal liquidation or dissolves/sells its business;

         (g) Lessee's financial situation or the value of the security provided by or on behalf of Lessee under the rental agreement is reasonably deemed to be insufficient to guarantee Lessor's interest under the rental agreement and no replacement securities comparable to previously provided securities are provided to Lessor's satisfaction within a period specified by the latter;

         (h) Upon entering into the rental agreement Lessee has directly or indirectly provided Lessor with incorrect information or withheld information from Lessor of such importance that had the information in question been made available in full and accurate form to Lessor, Lessor would not have been entered into the rental agreement;

         (i) Lessee or Lessee's company or any guarantor of the Lessee's obligations under this rental agreement undergoes such a change in Lessor's judgment as to appreciably increase Lessor's risk under the rental agreement or to affect the normal implementation of this agreement adversely;

         (j) a license or registration required for exercising Lessee's business is withdrawn or not extended;

         (k) the insurance agreements taken out by Lessee in connection with the rental agreement lapse, are amended or are terminated; and

         (l) Lessee has accumulated substantial tax liabilities and/or has substantial outstanding social insurance contributions.

9.2 In the event of termination under clause 9.1 Lessor shall be authorized to enter the buildings and sites where the Equipment is located and to take the Equipment into its possession, without Lessor being held liable for any damage incurred in the process of doing so.

9.3 In the event of default or termination of the rental agreement on account of default of Lessee under clause 9.1 below, Lessor shall be entitled to full compensation for all losses sustained by Lessor as a result thereof, which compensation shall include without limitation:

         (i) all arrears of rent and other amounts due or in arrears at the date of termination owing by Lessee to Lessor under the rental agreement together with interest thereon for late payment; and

         (ii) by way of compensation an amount equal to the installments of rent which would have been payable under clause 3 of the rental agreement calculated from the date of default or termination on account of default to the last day of therental term; and

         (iii) all other costs arising out of and/or associated with default or termination on account of default, including costs of recovery, transport, storage, repairs, maintenance, insurance, rental and sale of the Equipment by Lessor, as well as all legal costs and attorneys fees incurred by Lessor in connection with default of Lessee.

10.      Termination of rental
         ---------------------

         Upon termination of the rental of the Equipment Lessee shall redeliver the Equipment to Lessor to a location within Continental Europe or the United States of America designated by Lessor in accordance with the return conditions contained in Annex D of the rental agreement.

11.      Assignment Transfer
         -------------------

         Lessor shall be at all times authorized to sell, assign or to transfer ownership of the Equipment and/or Lessor's rights under the rental agreement in whole or in part to a third party/third parties, provided that the party/parties to whom the transfer is made undertake irrevocably and unconditionally in writing to observe the rental agreement in its entirety. Lessee hereby consents in advance to any such sale, transfer or assignment. In addition Lessor shall at all times be entitled to pledge or otherwise encumber all rights under the rental. Lessee shall not be permitted wholly or partially to transfer Lessee's rights and obligations to third parties.

12.      Miscellaneous provisions
         ------------------------

12.1 In the event that more than one legal persons or individuals act as Lessee under the rental agreement they shall be severally liable and shall each be fully bound with respect to the obligations arising out of and /or associated with the rental agreement.

12.2 The rental agreement and any of Annexes A, B or D thereof may only be amended or supplemented by written agreement of the parties.

12.3 These conditions are attached to the rental agreement as Annex B and form an integral part of the rental agreement.

12.4 References throughout to the rental agreement shall be deemed to include also references to Annexes A, B, C and D each of which form an integral part of the rental agreement agreed between Lessor and Lessee with respect to the rental of the Equipment and replaces all previous agreements made in whatever form, either in writing or orally.

12.5 In so far as the rental agreement does not provide otherwise, notifications by the parties to one another shall be deemed to have been properly given if sent in writing to the address of the parties as stated in the preamble to the rental agreement or have been handed over in person in return of a receipt. In the event of a change of address the parties undertake to advise the other party in writing without delay.

12.6 Failure by either of the parties to exercise a right under this rental agreement or to do so on time shall in no circumstances be regarded as a relinquishment of that right and the partial exercise of any right shall not impede or exclude the full exercise thereof or of other rights.

12.7 If any term or condition herein should be held as inoperative this shall in no way affect the remainder of the rental agreement.

12.8 The rental agreement shall be governed by Dutch law and any disputes arising shall in the first instance be submitted to the competent court in Amsterdam.


Lessee declares its acceptance of these general rental conditions of GE Capital B.V. and by signing this Annex B further warrants and agrees to Annexes A, B, C and D being an integral part of the rental agreement with GE Capital B.V. entered into and signed on September, 28, 2000.



         /s/ APC van Schendel
--------------------------------------------

PEMSTAR B.V.

Name: APC van Schendel

Function: General Manager/Vice President

                                     Annex C
                            Certificate of Acceptance
                                       to
                  Rental Agreement Dated: 28th September, 2000

To:      GE Capital B.V.


From:    Pemstar B.V. ("Lessee")

Address: Afdeling Inkoop, Postbus 680, NL-7600 AR, Almelo,


Lessee HEREBY DECLARES and acknowledges by signing this Certificate of Acceptance the following:

1. The Equipment listed in the equipment schedule (substantially in the form of annex A of the Rental agreement) was delivered to Lessee.

2. The Equipment is complete, and in good working order and condition, satisfactory to Lessee.

3. The Equipment was installed by the manufacturer /dealer according to specifications and in accordance with the terms and provisions of the rental agreement.

4.       The Commencement Date of the rental agreement is 28th September, 2000.

5. The first installment of rent is due and payable to Lessor accordingly on 28th September, 2000.



         /s/ APC van Schendel
--------------------------------------------

PEMSTAR B.V.

Name: APC van Schendel

Function: General Manager/Vice President

Date: 28th September, 2000

                                     Annex D
                                Return Conditions

1. Upon request of the Lessor, the Lessee shall no later than 240 days prior to the expiration of the rental term or in respect of any other termination of the Rental Agreement, on request, provide to the Lessor:

         (i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

         (ii) a complete and current set of all operating and service manuals, blue prints, process flow diagrams, equipment configuration diagrams, maintenance records and other data reasonably requested by the Lessor concerning the configuration and operation of the Equipment; and

         (iii) a certification of the manufacturer or of a maintenance provider acceptable to the Lessor that (a) the Equipment has been tested and is operating in accordance with manufacturer's specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s), and (b) that the Equipment qualifies for the manufacturer's used equipment maintenance program.

2. Upon the request of the Lessor, the Lessee shall, not later than 180 days prior to the expiration of the rental term, make the Equipment available for on-site operational inspection by:

         (a) persons designated by the Lessor who shall be qualified to inspect the Equipment in its operational environment; and

         (b) any prospective purchaser of the Equipment. The Lessee shall provide all other assistance required by the Lessor in connection with the resale or reletting of the Equipment, including, without limitation allowing the Lessor to attempt to resell the Equipment from the Equipment location, provided that in each case that the Lessee's business is not disrupted unless an event of default under clause 9 of the General Conditions contained in Annex B has occurred and is continuing.

3. All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with the manufacturer's recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall not have Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations. All Equipment shall conform to or be modified to conform to established standards (including, but not limited to wiring codes, software, keybords, control consoles, all fittings and lines for gas, water, exhaust and operational, warning, safety labelling) in the country where reinstallation is to occur.

         Lessee shall at its own expense make any changes necessary to the Equipment to ensure that the power requirements of the Equipment are suitable for the country to which the Equipment is being returned. In the event that any changes are needed to the Equipment to ensure that the power requirements are suitable, the Lessee shall ensure that any such changes are fitted by the original manufacturer of the Equipment or by a party approved in advance by the Lessor in compliance with the manufacturer's specifications.

4. The Equipment shall be deinstalled, decontaminated, purged of all fluids and packed by or under the supervision of the manufacturer or such other person acceptable to the Lessor in accordance with the manufacturer's recommendations and applicable governmental laws, rules and regulations.

5. Without prejudice to clause 7 of these return conditions, upon any expiration or termination of the leasing of any of the Equipment, the Lessee shall promptly, at its own cost and expense: (a) perform any testing and repairs required to place the affected units of Equipment in the same condition and appearance as when received by the Lessee (reasonable wear and tear excepted) and in good working order for their originally intended purpose; (b) if deinstallation, disassembly or crating is required, cause such units to be deinstalled, disassembled and crated by an authorised manufacturer's representative or such other service person as is satisfactory to the Lessor in the manner consistent with the mode of transportation as notified by the Lessor;
         (c) for a period of not more than 6 months store (but not --- use) and, in accordance with the terms of the rental agreement , insure, maintain and keep safe such Equipment and allow the Lessor to try and sell the Equipment from such storage premises; and/or d) dispose of such Equipment in such manner and to such persons as the Lessor may require. Such Equipment when returned or disposed of shall have all its original parts and accessories (as replaced, renewed, added to or altered in compliance with the rental agreement ).

         The Lessee shall provide all other assistance required by the Lessor in connection with the resale or reletting of the Equipment.

6. Without prejudice to clause 7 of these return conditions, if the Lessee fails to return any of the Equipment in accordance with these return conditions, all the Lessee's obligations, including to pay rentals (monthly in arrears in an amount certified by the Lessor as equal to the greater of (i) a market rent for the short term hire of similar equipment and (ii) themonthly rental previously paid by the Lessee in respect of such Equipment), under this Lease shall (notwithstanding any expiration or termination of the leasing of such Equipment) continue until such Equipment is so returned. Nothing in this clause 6 of these return conditions shall be construed as giving the Lessee the right to retain such Equipment beyond the date of such expiration or termination.

7. Upon the expiration or termination of the leasing of any of the Equipment the Lessee shall no longer be in possession of such Equipment with the consent of the Lessor and if the Lessee has not complied with the terms of these return conditions, the Lessor shall be entitled to retake possession of such Equipment for which purpose the Lessor and its agents may enter any premises where such Equipment is believed to be located and the Lessee shall indemnify the Lessor and such agents against any claim made in respect of any damage (other than wilful damage) caused to such premises by any such entry or by the removal of such Equipment.

8. The Lessee shall at its own cost and risk return the Equipment to Universal Instruments GmbH Division Refurbsihing Europe, Weitzesweg 11, 61118 Bad Vilbel, Germany or such other location in Continental Europe or the USA as the Lessor shall determine. All tariffs, duties, taxes, import/export fees, bonding fees, bonded warehousing fees, licenses, permits, approvals, permissions, and/or freight forwarder fees, without limitation, associated with return of Equipment shall be the responsibility of the Lessee.

Lessee declares its acceptance of the above return conditions.

          /s/ APC van Schendel
--------------------------------------------

PEMSTAR B.V.
Name: APC van Schendel
Function: General Manager/Vice President
Date: 28th September, 2000

                    MULTI-TENANT INDUSTRIAL TRIPLE NET LEASE
                    ----------------------------------------



                 Effective Date:  March 12, 2000
                (The date set forth below Landlord's signature.)

                             BASIC LEASE INFORMATION
                             -----------------------

Landlord:                           SENTER ROAD, LLC,
                                    a California limited liability company

Landlord's Address                  220 Humboldt Court
     For Notice:                    Sunnyvale, California  94089
                                    Attn:  Stevan Robertson
                                    Telephone:        (408) 752-8310
                                    Fax:              (408) 752-8317

Landlord's Address                  SENTER ROAD, LLC
     For Payment of Rent:

                                    220 Humboldt Court
                                    Sunnyvale, California  94089
                                    Attn: Stevan Robertson



Tenant:                             PEMSTAR, a Minnesota corporation



Tenant's Address                    PEMSTAR
     For Notice:
                                    2020 S. Tenth Street

                                    San Jose, California  95112
                                    Attn: Mark Middleton
                                    Telephone: 408.918.5109

                                    Fax:  408.918.5185

Project:                            Senter Road Business Park.

Building:                           Building 2


Premises:                           Approximately 38,436 Rentable Square Feet
                                    as shown in Exhibit A.

Premises Address:
     Street:                        1875 Senter Road
     City and State:                San Jose, California  95112
     Tax Parcel:                    A.P.N. 477-49-025

Term:                               Six (6) years

Estimated Commencement              July 1, 2000, or substantial completion
     Date:                          of tenant improvements, whichever occurs
                                    sooner.

Base Rent Per Month:                $1.14 NNN per square foot.


                                    Year of Term        Monthly Base Rent
                                    ------------        -----------------
                                         1                  $43,763.68
                                         2                  $45,041.68
                                         3                  $46,364.40
                                         4                  $47,733.43
                                         5                  $49,150.36
                                         6                  $50,616.89



Tenant's Share of Building          51.76%.
     Operating Expenses:

Tenant's Share of Project
     Operating Expenses             25.02%.


Security Deposit:                   $44,000.00

Broker:                             Tenant's Broker: Joseph P. Carroll of
                                                     Resource One

                                                     David V. Schmidt of
                                                     Colliers International.

                                    Landlord's Broker: Michael Brand & Corey
                                                       Brand of Cornish &

                                                       Carey Commercial

Lease Year:                         Shall refer to each three hundred sixty-five
                                    (365) day period during the Term commencing on the Commencement Date and on each anniversary thereof.

Rentable Square Feet:               Shall mean the total square footage of the
                                    Premises, except for any mezzanine areas, measured from the outside of the exterior walls of the Premises (also known as the "shell envelope" of the Premises), including the gross square footage of the office area of the Premises.

Permitted Uses:                     General office, electromechanical
                                    manufacturing, surface mount assembly of printed circuit boards, research and development, light manufacturing, storage and distribution, and all related legal uses and no other uses shall be permitted without the prior written consent of Landlord.

Options:                            One (1) Five-Year Option.

Guarantor:                          None.

Tenant's Parking Spaces:            One Hundred Eleven (111) unreserved and
                                    zero (0) reserved.

EXHIBITS
A        Premises
B        Work Letter
C        Commencement Date Memorandum
D        Prohibited Uses
E        Rules and Regulations
F        Estoppel Certificate
G        Nondisturbance Agreement
H        Hazardous Materials Disclosure Certificate


         The Basic Lease Information set forth above and the Addendum and Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the provisions of the Lease, the latter shall control.

                 LANDLORD (_______) AND TENANT (_______) AGREE.
                           initial              initial

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

1.     PREMISES...............................................................1
       1.1    Premises........................................................1
       1.2    Common Area.....................................................1
       1.3    Reserved Rights.................................................1

2.     TERM...................................................................2
       2.1    Commencement Date...............................................2
       2.2    Possession......................................................2
       2.3    Option Right....................................................2

3.     RENT...................................................................4
       3.1    Rent............................................................4
       3.2    Late Charge and Interest........................................4

4.     UTILITIES..............................................................5

5.     TAXES..................................................................5
       5.1    Real Property Taxes.............................................5
       5.2    Definition of Real Property Taxes...............................6
       5.3    Personal Property Taxes.........................................6

6.     OPERATING EXPENSES.....................................................6
       6.1    Operating Expenses..............................................6
       6.2    Definition of Operating Expenses................................6
       6.3    Management Fee..................................................8

7.     ESTIMATED EXPENSES.....................................................9
       7.1    Payment.........................................................9
       7.2    Adjustment......................................................9

8.     INSURANCE.............................................................10
       8.1    Landlord.......................................................10
       8.2    Tenant.........................................................10
       8.3    General........................................................11
       8.4    Indemnity......................................................11
       8.5    Exemption of Landlord from Liability...........................12

9.     REPAIRS AND MAINTENANCE...............................................12
       9.1    Tenant.........................................................12
       9.2    Landlord.......................................................13
       9.2    Landlord.......................................................13

10.    ALTERATIONS...........................................................14
       10.1   Trade Fixtures; Alterations....................................14
       10.2   Damage; Removal................................................14
       10.3   Liens..........................................................14
       10.4   Standard of Work...............................................14

11.    USE...................................................................15

12.    ENVIRONMENTAL MATTERS.................................................15
       12.1   Hazardous Materials............................................15
       12.2   Indemnification................................................17

13.    DAMAGE AND DESTRUCTION................................................17
       13.1   Casualty.......................................................17
       13.2   Tenant's Fault.................................................19
       13.3   Uninsured Casualty.............................................19
       13.4   Waiver.........................................................19
       13.5   Force Majeure..................................................19

14.    EMINENT DOMAIN........................................................20
       14.1   Total Condemnation.............................................20
       14.2   Partial Condemnation...........................................20
       14.3   Award..........................................................20
       14.4   Temporary Condemnation.........................................20

15.    DEFAULT...............................................................20
       15.1   Events of Defaults.............................................20
       15.2   Remedies.......................................................21
       15.3   Cumulative.....................................................23

16.    ASSIGNMENT AND SUBLETTING.............................................23
       17.1   Estoppel.......................................................24

17.    ESTOPPEL, ATTORNMENT AND SUBORDINATION................................24
       17.1   Estoppel.......................................................24
       17.2   Subordination..................................................24
       17.3   Attornment.....................................................25

18.    MISCELLANEOUS.........................................................25
       18.1   General........................................................25
       18.2   Signs..........................................................27
       18.3   Waiver.........................................................27
       18.4   Financial Statements...........................................27
       18.5   Limitation of Liability........................................27
       18.6   Notices........................................................28
       18.7   Brokerage Commission...........................................28
       18.8   Authorization..................................................28
       18.9   Holding Over...................................................28
       18.10  Joint and Several..............................................29

       18.11  Covenants and Conditions.......................................29
       18.12  First Right to Negotiate.......................................29

1.       PREMISES
         --------

         1.1 Premises Landlord hereby leases to Tenant the Premises as shown on Exhibit A attached hereto, but excluding the Common Area (defined below) and any other portion of the Project. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that, except as set forth in the Work Letter, if any, neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. By taking possession of the Premises, Tenant accepts the Premises "AS-IS" (subject to latent defects) and waives all claims of defect in the Premises, except as set forth in the Work Letter.

         1.2 Common Area Tenant may, subject to rules made by Landlord, use the following areas ("Common Area") in common with Landlord and other tenants of the
Project: refuse facilities, landscaped areas, driveways necessary for access to the Premises, the number of unreserved and reserved parking spaces allocated to Tenant in the Basic Lease Information and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project. Landlord shall have the right, in Landlord's sole discretion, from time to time
(i) to make changes to the Common Area, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscape areas, and walkways; (ii) to close temporarily any of the Common Area for maintenance purposes so long as reasonable access to the Premises remains available; (iii) to designate other land or buildings outside the boundaries of the Project to be part of the Common Area; (iv) to install, use, maintain, repair, alter, relocate or replace any Common Area or to add additional buildings and improvements to the Common Area; (v) to use the Common Area while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; (vi) to remove from the Project (a) one or both of the other buildings (but not the Building) which are part of the Project as of the date of this Lease and/or (b) any other buildings or improvements which are or become part of the Project; and (vii) to do and perform such other acts and make such other changes in, to or with respect to the Common Area and the Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate or prudent. Landlord's exercise of the foregoing rights shall not materially increase Tenant's obligations or diminish Tenant's rights under this Lease, or interfere with Tenant's parking rights.

         1.3 Reserved Rights Landlord reserves the right to enter the Premises for any reason upon reasonable notice to Tenant (except in case of an emergency) and/or to undertake the following all without abatement of rent (except where specifically allowed under this Lease) or liability to Tenant: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; make such alterations, repairs, improvements or additions to the Premises as required hereunder; change boundary lines of the Common Areas; install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment and other facilities in the Building; grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions ("CC&Rs") affecting the Project and/or amendments to existing CC&Rs which do not unreasonably interfere with Tenant's use of the Premises or impose additional material monetary obligations on Tenant; change the name of the Project; affix reasonable signs and displays; and, during the last nine (9) months of the Term, show the Premises to prospective tenants. Landlord's exercise of the foregoing rights shall (i) not materially increase Tenant's obligations or diminish Tenant's rights under this Lease, or interfere with Tenant's parking rights and (ii) be undertaken in a manner that will not unreasonably impact Tenant's use and enjoyment of the Premises.

2.       TERM
         ----

         2.1 Commencement Date The Term of the Lease shall commence ("Commencement Date") on the first day following the date on which the Premises are Substantially Complete (as hereinafter defined) but in no event shall the Commencement Date be later than July 1, 2000, and the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. The Premises shall be deemed to be "Substantially Complete" on the earliest of the date on which: (1) Landlord files or causes to be filed with the City in which the Premises are located (if required) and delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Premises are substantially complete, (2) Tenant commences business operations in the Premises, or (3) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector) is issued for the Premises. Tenant shall arrange for the construction of certain Tenant Improvements (as defined in the Work Letter), if any, in accordance with and subject to the terms of the Work Letter attached hereto as Exhibit B. Tenant shall, upon demand after delivery of the Premises to Tenant, execute and deliver to Landlord a Commencement Date Memorandum in the form attached hereto as Exhibit C acknowledging (i) the Commencement Date, (ii) the final square footage of the Premises and (iii) Tenant's acceptance of the Premises. If the Premises are not Substantially Complete on the Estimated Commencement Date as extended by Force Majeure events and Tenant Delays (as defined in the Lease or Work Letter, if any), this Lease shall remain in effect, Landlord shall not be subject to any liability, and the Commencement Date shall be delayed until the date the Premises are Substantially Complete.

         2.2 Possession The date on which Landlord tenders possession of the Premises to Tenant shall be on full execution of this Lease, Landlord's receipt and approval of all proper insurance certificates and deposits required under this Lease ("Possession Date"). Tenant shall upon demand acknowledge in writing the Possession Date in the form attached hereto as Exhibit C. Tenant agrees (i) possession of the Premises shall be at Tenant's sole risk; (ii) Tenant shall proceed with construction of tenant improvements in good faith and in a commercially reasonable manner; (iii) Tenant's design and construction of tenant improvements shall be subject to Landlord's review and approval; (iv) Tenant shall comply with and be bound by all provisions of this Lease from the Possession Date, except for the payment of Rent which shall begin on the Commencement Date; (v) prior to entry upon the Premises by Tenant, Tenant agrees to pay for and provide to Landlord certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage must comply with the provisions of this Lease relating to insurance; (vi) Tenant and its agents and contractors agree to comply with all applicable laws, regulations, permits and other approvals required to perform its work on the Premises; and
(vii) except in cases of Landlord's or Landlord's employees', agents', contractors' or representatives' gross negligence or willful acts, Tenant agrees to indemnify, protect, defend and save Landlord and the Premises harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorneys' fees and legal costs) arising out of the early entry, use, construction, or occupancy of the Premises by Tenant or its agents, employees or contractors.

         2.3 Option Right. Landlord hereby grants Tenant one (1) option to extend the Lease Term. The Option Term shall be for a period of five (5) years. The option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such Exercise Notice, Tenant is not in default under this Lease beyond any applicable cure period and Tenant has not previously been in default under this Lease beyond any applicable cure period more than four times in any consecutive three-year period. Upon the proper exercise of such option to extend, and provided that, as of the end of this initial Lease Term Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease more than four times in any consecutive three-year period, the Lease Term shall be extended for the Option Term. The rights contained in this Section 2.3 shall be personal to the original Tenant executing this Lease, and may only be exercised by the original Tenant (and not by any sublessee, assignee or other transferee of Tenant's interest in this Lease) if the original Tenant occupies at least 75% of the Premises as of the date of the Exercise Notice.

                  2.3.1 Option Rent. The Base Rent payable by Tenant during the Option Term shall be equal to the "Fair Market Rental Rate" for the Premises. As used herein, the "Fair Market Rental Rate" for purposes of determining the annual Base Rent for the Option Term shall mean the annual Base Rent at which non-renewal, non-equity, non-expansion tenants, as of the commencement of the Option Term, will be leasing non-sublease, unencumbered space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the Building and in other comparable buildings in the vicinity of the Building, taking into consideration free rent, reduced rent, free parking, reduced parking and other lease concessions (including tenant improvement allowances, but in determining such allowances, the age, quality, value and layout of the existing tenant improvements in the Premises shall be taken into account including the fact that Tenant previously paid for a part of them) generally being granted at such time for such comparable space for the Option Term. The Fair Market Rental Rate will be an effective rate, not specifically including, but accounting for, the appropriate concessions described above. All other terms and conditions of the Lease shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Lease Term beyond the Option Term described in
         Section 2.3 above.

                  2.3.2 Exercise of Option. The option described above in this Section shall be exercised by Tenant, if at all, only in the following manner: Tenant shall deliver written notice (the "Option Exercise Notice") to Landlord not less than six (6) months prior to the expiration of the initial Lease Term stating that Tenant is exercising its option for the Option Term. Tenant's failure to timely deliver the Option Exercise Notice shall be deemed to constitute Tenant's waiver of its option hereunder.

                  2.3.3 Determination of Fair Market Rental Rate. Following Landlord's receiving the Option Exercise Notice from Tenant, Landlord and Tenant shall attempt in good faith to agree upon the Fair Market Rental Rate. If Landlord and Tenant fail to reach agreement on such Fair Market Rental Rate within thirty (30) days following Landlord's receiving the Option Exercise Notice from Tenant, then the applicable Fair Market Rental Rate shall be submitted to appraisal in accordance with clauses (a) through (h) below.

                           (a) Landlord and Tenant shall each appoint one (1)
                  appraiser who shall by profession be a real estate appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the appraisal of office and warehouse buildings in San Jose, California. The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the appraisers, taking into account the requirements with respect thereto set forth in Section 2.4.1 above. Each such appraiser shall be appointed within fifteen
                  (15) days after the Outside Agreement Date.

                           (b) The two (2) appraisers so appointed shall, within
                  fifteen (15) days of the date of the appointment of the last appointed appraiser, agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers.

                           (c) The three (3) appraisers shall, within thirty
                  (30) days of the appointment of the third appraiser, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.

                           (d) The decision of the majority of the three (3)
                  appraisers shall be binding upon Landlord and Tenant.

                           (e) If either Landlord or Tenant fails to appoint an
                  appraiser within the time period specified in clause (a) hereinabove, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

                           (f) If the two (2) appraisers fail to agree upon and
                  appoint a third appraiser, a third appraiser shall be appointed by the Superior Court of Santa Clara County, California.

                           (g) Each party shall pay the fees and expenses of the
                  appraiser appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third appraiser, if any.

                           (h) Notwithstanding the Fair Market Rental Rate
                  selected by the appraisers, in no event shall the Option Term Base Rent be less than $0.95 per rentable square foot payable by Tenant.

3.       RENT
         ----

         3.1 Rent Prior to the Commencement Date, Landlord will cause its architect to measure and certify in writing to Landlord the Rentable Square Feet (as defined in the Basic Lease Information) of the Premises, following which time the Base Rent and other figures based upon the Rentable Square Feet contained in the Premises shall be determined in accordance with the rental rates set out in the Basic Lease Information. Except in the case of manifest error, the certification from Landlord's architect of the Rentable Square Feet of the Premises shall be binding upon Landlord and Tenant. Tenant shall pay to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, in advance, on the first day of each calendar month. Landlord shall have no obligation to notify Tenant of any increase in Rent and Tenant's obligation to pay all Rent (and any increases) when due shall not be modified or altered by such lack of notice from Landlord. Acceptance of a payment of Rent which is less than the amount then due shall not be a waiver of Landlord's rights to the balance of such Rent, regardless of Landlord's endorsement of or deposit of any check so stating. It is intended that this Lease be a "triple net lease," and that the Rent to be paid hereunder by Tenant will be received by Landlord without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project. Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. If the Term commences (or ends) on a date other than the first (or last) day of a month, Base Rent shall be prorated on a per diem basis with respect to the portion of the first month and/or last month within the Term. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder, whether or not such sums are designated "additional rent" and shall be due and payable to Landlord commencing on the Possession Date. The term "Rent" means the Base Rent and all additional rent payable hereunder.

         3.2 Late Charge and Interest. The late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within five (5) days after such amount is due, Tenant shall pay a late charge of ten percent (10%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, if Landlord has not received any installment of Rent within five (5) calendar days after such amount is due, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California) ("Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then the Rent shall automatically become due and payable quarterly in advance.

4. UTILITIES Tenant shall pay all charges for heat, water, gas, electricity, telephone and any other utilities used on or provided to the Premises. Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. In the event the Premises is not separately metered, Tenant shall have the option, subject to Landlord's prior written consent and the terms of this Lease, to cause the Premises to be separately metered at Tenant's cost and expense. If Tenant does not elect to cause the Premises to be separately metered, Tenant shall pay a reasonable proration of utilities, as determined by Landlord.

5.       TAXES
         -----

         5.1 Real Property Taxes Tenant shall pay to Landlord Tenant's Share of the Real Property Taxes in each calendar year; provided, however, Landlord may, at its election, require that Tenant pay any increase in the assessed value of the Project based upon the value of the Tenant Improvements (as defined in the Work Letter or other Tenant Improvements directly attributable to the Premises) relative to the value of the other improvements on or to the other buildings in the Project, as reasonably determined by Landlord, provided that such improvements are directly attributable to an increase in real property taxes. Upon Tenant's request, Landlord shall endeavor to provide Tenant with a breakdown of Landlord's determination of Tenant's increased share of Real Property Taxes resulting from the Tenant Improvements. Any increases in Real Property Taxes resulting from a reassessable event during the Lease shall be paid by Tenant whether the invoice evidencing the reassessment is received during or after the term of this Lease and any extensions.

         5.2 Definition of Real Property Taxes "Real Property Taxes" shall be the sum of the following: all real property taxes, possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, childcare fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys, administrative and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. All references to Real Property Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive the expiration or early termination of this Lease. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord or any documentary or transfer taxes payable as a result of any transaction that does not involve Tenant.

         5.3 Personal Property Taxes Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.       OPERATING EXPENSES
         ------------------

         6.1 Operating Expenses. Tenant shall pay to Landlord Tenant's Share of the Building Operating Expenses and Tenant's Share of Project Operating Expenses in each calendar year.

         6.2 Definition of Operating Expenses. "Operating Expenses" shall mean collectively the "Building Operating Expenses" and the "Project Operating Expenses".

                  6.2.1 Building Operating Expenses. "Building Operating Expenses" shall include all reasonable and necessary expenses incurred by Landlord in the ownership and non-capital (except as otherwise expressly stated herein) operation, maintenance, repair and management of the Building, including but not limited to, (a) non-structural repairs to and maintenance of the roof (and roof membrane), skylights, and exterior walls of the Building (including incidental painting at all times during the Lease Term but the cost of re-painting the entire Premises shall only be included as an Operating Expense during the Option Term); (b) insurance deductibles and the costs relating to the insurance maintained by Landlord with respect to the Building, including, without limitation, Landlord's cost of any self insurance deductible or retention up to, but not exceeding, Fifty Thousand Dollars ($50,000.00) in any calendar year of the Lease Term; (c) maintenance contracts for heating, ventilation and air-conditioning (HVAC) systems and elevators, if any; (d) maintenance, monitoring, and operation of the fire/life safety and sprinkler system;
         (e) capital improvements made to or capital assets acquired for the building after the commencement date that are intended to reduce Building Operating Expenses or are required under any governmental law or regulation, which capital costs, or an allocable portion therefor, shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at the Applicable Interest Rate; (f) any other reasonable costs incurred by Landlord related to the Building and not related to the Project as a whole. Building Operating Expenses should not include (i) replacement of or structural repairs to the roof or the exterior walls; (ii) repairs to the extent covered by the insurance proceeds, or paid by tenant or other third parties; or (iii) alterations solely attributable to tenants of the Project other then Tenant; (iv) costs incurred in connection with upgrading the Building to comply with the Americans with Disabilities Act as such Act may be amended after the Commencement Date; (v) except to the extent expressly included in Building Operating Expenses above, costs of capital improvements and replacements which, in accordance with generally accepted accounting and management practices, should not be included in Building Operating Expenses; (vi) costs resulting from the negligence or intentional misconduct of Landlord, its employees, agents or contractors; or (vii) costs of complying with laws, codes, regulations, or ordinances relating to Hazardous Materials (as defined in Section 12.1 below) which are incurred (A) as a result of Landlord's negligence or intentional acts including, without limitation, in the course of construction of the Building, including the selection and use of building materials which landlord should have known were Hazardous Materials at the time of their installation or (B) as a result of the presence of Hazardous Materials in the soil or groundwater under the Building on or before the date of execution of the Lease or (C) to the extent introduced by parties or entities other than Tenant or Tenant's employees, agents, representatives or contractors (collectively, "Third Parties"); provided, however, that in no event shall Tenant be obligated to pay as part of Building Operating Expenses more than Six Thousand Dollars ($6,000.00) per year for such costs to the extent Landlord incurs such costs as a result of a Third Party's acts or omissions. The parties agree that the clean-up of Hazardous Materials with respect to the Building required because of the use or selection of building materials (other than those known or should have been known to be hazardous at the time of the installation) shall be either a Building Operating Expense, or to the extent that such clean-up constitutes an improvement to the Building, a capital improvement pursuant to clause (e) above.

                  6.2.2 Project Operating Expenses. "Project Operating Expenses" shall include all reasonable and necessary expenses incurred by Landlord in ownership, operation, maintenance, repair and management of the Project and/or the Common Area, including but not limited to, (a) repair, maintenance, utility costs and landscaping of the Common Area, including but not limited to, any and all costs of maintenance, repair and replacement of all parking areas (including bumpers, sweeping, striping, repaving, and slurry coating), loading and unloading areas, trash areas, common driveways, sidewalks, outdoor lighting, signs, directories, walkways, parkways, landscaping, irrigation systems, fences, and gates and other costs which are allocable to the real property of which the Premises are a part; (b) insurance deductibles and the costs relating to the insurance maintained by Landlord with respect to the Project including, without limitation, Landlord's cost of any self-insurance deductible or retention up to, but not exceeding Fifty

         Thousand Dollars ($50,000.00) in any calendar year of the Lease Term;
         (c) trash collection, security services and the costs of any environmental inspections; (d) capital improvements made to or capital assets acquired for the Project after the commencement date that are intended to reduce Project Operating Expenses or are required under any governmental law or regulation, which capital costs, or any allocable portion therefor shall be amortized over the period determined by Landlord, together with interest on the unamortized balance at the applicable interest rate; (e) real property taxes; (f) any other costs incurred by Landlord related to the Project as a whole and not related solely to the Tenant or the Building. Operating Expenses shall also include all costs and fees incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company. In no event will Landlord or its property manager be required to keep separate accounting records for the components of the Operating Expenses or to create any ledgers or schedules not already in existence. Project Operating Expenses shall not include (i) repairs to the extent covered by insurance proceeds, or paid by Tenant or other third parties; (ii) alterations solely attributable to tenants of the Project other than Tenant; (iii) the cost of services furnished to some tenants of the project which are not furnished to tenant; (iv) costs incurred in connection with upgrading the Building to comply with the Americans with Disabilities Act as such Act may be amended after the Commencement Date; (v) except to the extent expressly included in Project Operating Expenses above, costs of capital improvements and replacements which, in accordance with generally accepted accounting and management practices, should not be included in Project Operating Expenses; (vi) costs resulting from the negligence or intentional misconduct of Landlord, its employees, agents or contractors; or (vii) costs of complying with laws, codes, regulations, or ordinances relating to Hazardous Materials (as defined in Section 12.1 below) which are incurred (A) as a result of Landlord's negligence or intentional acts including, without limitation, in the course of construction of the Project, including the selection and use of building materials which landlord should have known were Hazardous Materials at the time of their installation or (B) as a result of the presence of Hazardous Materials in the soil or groundwater under the Project on or before the date of execution of the Lease or (C) to the extent introduced by parties or entities other than Tenant or Tenant's employees, agents, representatives or contractors (collectively, "Third Parties"); provided, however, that in no event shall Tenant be obligated to pay as part of Project Operating Expenses more than Six Thousand Dollars ($6,000.00) per year for such costs to the extent Landlord incurs such costs as a result of a Third Party's acts or omissions. The parties agree that the clean-up of Hazardous Materials with respect to the Project required because of the use or selection of building materials (other than those known or should have been known to be hazardous at the time of the installation) shall be either a Project Operating Expense, or to the extent that such clean-up constitutes an improvement to the Project, a Capital Improvement pursuant to clause
         (d) above.

         6.3 Management Fee. In addition to the Operating Expenses set forth above, Tenant shall pay to Landlord an administrative fee to Landlord for accounting and project management services relating to the Project in an amount equal to Twelve Hundred Dollars ($1,200) per month payable by Tenant to Landlord (the "Management Fee"). Tenant shall pay the "Estimated Management Fee" with installments of Base Rent in monthly installments of one-twelfth (1/12th) thereof on the first day of each calendar month during the particular year. As used herein, the "Estimated Management Fee" for any particular Lease Year shall mean Landlord's estimate of the Management Fee for a calendar year. If at any time Landlord determines that the Management Fee is projected to vary from the Estimated Management Fee, Landlord may, by notice to Tenant, revise such Estimated Management Fee, and

Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord the revised Estimated Management Fee for such year. After the end of each calendar year, Landlord shall deliver to Tenant a statement of the Management Fee for such calendar year, accompanied by a computation of the Management Fee Adjustment. If Tenant's payments are less than the Management Fee, then Tenant shall pay the difference within twenty (20) days after receipt of such statement. Tenant's obligation to pay such amount shall survive the termination of this Lease. If Tenant's payments exceed the Management Fee, then (provided that Tenant is not in default), Landlord shall credit such excess amount to future installments of the Management Fee for the next calendar year. If Tenant is in default, Landlord may, but shall not be required to, credit such amount to Rent arrearages. As used herein, "Management Fee Adjustment" shall mean the difference between the Estimated Management Fee and the Management Fee for any calendar year.

7.       ESTIMATED EXPENSES
         ------------------

         7.1 Payment "Estimated Expenses" for any particular year shall mean Landlord's estimate of Operating Expenses and Real Property Taxes for a calendar year. Tenant shall pay Tenant's Share of the Estimated Expenses with installments of Base Rent in monthly installments of one-twelfth (1/12th) thereof on the first day of each calendar month during such year. If at any time Landlord determines that Operating Expenses and Real Property Taxes are projected to vary from the then Estimated Expenses, Landlord may, by notice to Tenant, revise such Estimated Expenses, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such calendar year Tenant has paid to Landlord Tenant's Share of the revised Estimated Expenses for such year.

         7.2 Adjustment "Operating Expenses and Real Property Taxes Adjustment" (or "Adjustment") shall mean the difference between Tenant's Share of Estimated Expenses and Tenant's Share of Operating Expenses and Real Property Taxes for any calendar year. After the end of each calendar year, Landlord shall deliver to Tenant a statement of Tenant's Share of Operating Expenses and Real Property Taxes for such calendar year, accompanied by a computation of the Adjustment. If Tenant's payments are less than Tenant's Share, then Tenant shall pay the difference within thirty (30) calendar days after receipt of such statement. Tenant's obligation to pay such amount shall survive the termination of this Lease. If Tenant's payments exceed Tenant's Share, then Landlord shall credit such excess amount to the next installments of Rent due to Landlord or if none, then Landlord shall pay Tenant such excess amount within thirty (30) days after such amount has been determined. If Tenant is in monetary default, Landlord may, but shall not be required to, credit such amount to Rent arrearages.

8.       INSURANCE
         ---------

         8.1 Landlord Landlord shall maintain insurance through individual or blanket policies insuring the Building against fire and extended coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord and customarily required by institutional lenders on similar projects, together with rental abatement insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve (12) months commencing on the date of loss. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Tenant shall pay to Landlord, as a portion of the Operating Expenses, the costs of the insurance coverages described herein, including, without limitation, Landlord's cost of any self-insurance deductible or retention provided that such amounts are equal to or less than those that would be incurred had Landlord purchased insurance from companies generally accepted by institutional lenders.

         8.2 Tenant Tenant shall, at Tenant's expense, obtain and keep in force at all times the following insurance:

                  8.2.1 Commercial General Liability Insurance (Occurrence
         Form). A policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations, with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion endorsement" for damage caused by heat, smoke or fumes from a hostile fire, personal and advertising injury coverage, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit and provided that the policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease;

                  8.2.2 Automobile Liability Insurance. Business automobile liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

                  8.2.3 Workers' Compensation and Employer's Liability Insurance. Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000); and

                  8.2.4 Property Insurance. "All risk" property insurance including boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures, equipment and alterations, including electronic data processing equipment (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including business interruption of Tenant), together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises.

         8.3      General

                  8.3.1 Insurance Companies. Insurance required to be maintained by Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least "A - VIII" (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

                  8.3.2 Certificates of Insurance. Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant in a form acceptable to Landlord in its reasonable discretion, no later than seven (7) days prior to the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty (60) days prior written notice to the parties named as additional insureds in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

                  8.3.3 Additional Insureds. Landlord, Landlord's lender, if any, and any property management company of Landlord for the Premises shall be named as additional insureds on a form approved by Landlord under all of the policies required by Section 8.2.1. The policies required under Section 8.2.1 shall provide for severability of interest.

                  8.3.4 Primary Coverage. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

                  8.3.5 Waiver of Subrogation. Landlord and Tenant waives any right to recover against each other for claims for damages to the Premises whether or not covered by insurance. This provision is intended to waive fully, and for the benefit of Landlord and Tenant respectively, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant and Landlord, respectively, pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

                  8.3.6 Notification of Incidents. Tenant shall notify Landlord within two (2) business days after the occurrence of any accidents or incidents in the Premises, the Building, Common Areas or the Project which could give rise to a claim under any of the insurance policies required under this Section 8, except for any worker's compensation claims relating to Tenant's employees.

         8.4 Indemnity Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or
(ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises, the Building, the Common Area or other portions of the Project, except for claims caused solely by Landlord's gross negligence or willful misconduct, but specifically including Landlord's negligence (other than gross negligence). The obligations of Tenant under this Section 8.4 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination.

         8.5 Exemption of Landlord from Liability Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or injury to persons in, upon or about the Premises, the Building, the Common Area or other portions of the Project arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except to the extent such claims are caused by Landlord's gross negligence or willful misconduct. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, or injury to or death of Tenant, Tenant's employees, invitees, customers, agents or contractors or any other person in or about the Premises, the Building, the Common Area or the Project, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, upon other portions of the Building or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except to the extent caused by Landlord's gross negligence or willful misconduct. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the Building or the Project or Landlord's failure to enforce the terms of any agreements with parties other than Tenant. It is expressly understood and agreed that Tenant's waivers under this section shall apply to all costs, liabilities, damages, deaths and injuries caused by Landlord's negligence (other than its gross negligence).

9.       REPAIRS AND MAINTENANCE
         -----------------------

         9.1 Tenant Tenant, at Tenant's sole cost and expense, shall keep and maintain the Premises (interior and exterior), including loading docks, doors and ramps, floors, subfloors and floor coverings, walls and wall coverings, doors, windows, glass, plate glass, ceilings, skylights, lighting systems, interior plumbing, electrical and mechanical systems and wiring, appliances and devices using or containing refrigerants, fixtures and equipment in good repair and in a clean and safe condition, and repair and/or replace any and all of the foregoing in a clean and safe condition, in good order, condition and repair. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, (a) immediately replace all broken glass in the Premises with glass equal to or in excess of the specification and quality of the original glass; and (b) repair any area damaged by Tenant, Tenant's agents, employees, invitees and visitors, including any damage caused by any roof penetration, whether or not such roof penetration was approved by Landlord. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in accordance with the obligations under the Lease, which failure continues at the end of ten (10) days following Tenant's receipt of written notice from Landlord stating with particularity the nature of the failure, Landlord shall have the right to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant's sole cost and expense (including a sum for overhead to Landlord). Tenant shall maintain written records of maintenance and repairs, as required by any applicable law, ordinance or regulation, and shall use certified technicians to perform such maintenance and repairs, as so required. Tenant shall deliver full and complete copies of all service or maintenance contracts entered into by Tenant for the Premises to Landlord within sixty (60) days after the Commencement Date. Upon written notice from Tenant to Landlord of a specific maintenance problem which is covered by insurance or construction or maintenance warranty, Landlord shall use its best efforts to enforce the terms of such insurance or warranty, or at Tenant's request, assign any applicable warranty to Tenant.

         9.2 Landlord Landlord shall, subject to the following limitations, repair damage to the roof, foundation, exterior portions of exterior walls (excluding wall coverings, painting, glass and doors), and all other structural portions of the Building; provided, if such damage is caused by an act or omission of Tenant, Tenant's employees, agents, invitees, subtenants, or contractors, then such repairs shall be at Tenant's sole expense. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Building or to mechanical equipment within the Building performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment, (iii) the moving of Tenant's property in or out of the Building or in and about the Premises, (iv) Tenant's use or occupancy of the Premises in violation of Section 11 of this Lease or in the manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (vi) fire and other casualty, except as provided by Section 13 of this Lease or (vii) condemnation, except as provided in Section 14 of this Lease. Landlord shall have no obligation to make repairs under this Section 9.2 until a reasonable time after receipt of written notice from Tenant of the need for such repairs. There shall be no abatement of Rent during the performance of such work. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises, the Building and/or the Common Area at the expense of Landlord under any applicable governmental laws, ordinances, statutes, orders or regulations now or hereafter in effect which might otherwise apply.

         9.3 Abatement of Rent Notwithstanding the provisions of Section 9.2 above the contrary, in the event that (i) during the Term Tenant is prevented from using, and does not use, the Premises or any portion thereof as a result of any repair required to be made by Landlord under Section 9.2 above for a period of five (5) consecutive business days after Landlord's receipt of any notice thereof from Tenant (the Repair Eligibility Period), and (ii) such damage was not caused by any act or omission of Tenant or any Tenant Party (as such term is defined in Section 12.1 below), then the Rent shall be abated or reduced, as the case may be, during such time after the Repair Eligibility Period that Tenant continues to be so prevented from using, and does not use, the Premises or portion thereof, in the proportion that the Rentable Square Feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total Rentable Square Feet of the Premises. The forgoing provisions of this
Section 9.3 shall not apply to any abatement of Rent that may be available to Tenant following a damage or destruction or eminent domain taking as provided in Articles 13 and 14 of this Lease, and accordingly, to the extent Tenant is entitled to abatement without regard to the Repair Eligibility Period because of a damage, destruction or eminent domain taking pursuant to Articles 13 and 14 of this Lease, then the Repair Eligibility Period shall not be applicable to such event.

10.      ALTERATIONS
         -----------

         10.1 Trade Fixtures; Alterations Tenant may install necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural damage to the Premises, the Building, the Common Area or the Project. Except for non-structural Alterations not requiring a permit and not in excess of One Hundred Thousand Dollars ($100,000) in the aggregate during any three (3) year period, Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned. Landlord may impose reasonable conditions that are applicable to all tenants in the Project regarding construction of improvements and alterations. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval and shall reimburse Landlord for all reasonable out of pocket costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. If Landlord does not respond to a written request from Tenant within ten (10) business days, then Landlord shall be deemed to disapprove such request. In the event Tenant makes any alterations to the Premises that trigger or give rise to a requirement that the Building or the Premises come into compliance with any governmental laws, ordinances, statutes, orders and/or regulations (such as ADA requirements), Tenant shall be fully responsible for complying, at its sole cost and expense, with same. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work.

         10.2 Damage; Removal Tenant shall repair all damage to the Premises and/or the Building caused by the installation or removal of Tenant's fixtures, equipment, furniture and alterations. Upon the termination of this Lease, Tenant shall remove any or all trade fixtures, equipment, and personal property, and any alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to its condition existing prior to the construction of any such items, provided that Landlord has conditioned its approval of such alterations, additions, improvements and partitions on such removal and restoration. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises, the Building, the Common Area or the Project whatsoever.

         10.3 Liens Tenant shall promptly pay and discharge all claims for labor performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed (or bonded over) within thirty (30) calendar days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

         10.4 Standard of Work. All work to be performed by or for Tenant pursuant hereto shall be performed diligently and in a first class, workmanlike manner, and in compliance with all applicable laws, ordinances, regulations and rules of any public authority having jurisdiction over the Premises and/or Tenant and Landlord's insurance carriers. Landlord shall have the right, but not the obligation, to inspect periodically the work on the Premises and Landlord may require changes in the method or quality of the work.

11. USE The Premises shall be used only for the Permitted Uses set forth in the Basic Lease Information and for no other uses. Tenant's use of the Premises shall be in compliance with and subject to all applicable governmental laws, ordinances, statutes, orders and regulations and any CC&Rs (including payments thereunder, if any) or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof. In the event Landlord desires to record CC&Rs against the Project after the date of full execution of this Lease, Landlord shall, at its option, either (a) obtain Tenant's consent thereto, which consent shall not be unreasonably withheld (provided Tenant's material rights and obligations under the Lease are not impaired or expanded but provided that any provisions of such CC&Rs which require Tenant to pay reasonable assessments such as for common area maintenance and landscaping shall not be deemed to impair Tenant's material rights and obligations under this Lease), conditioned or delayed or (b) elect not to obtain Tenant's consent thereto, in which event the provisions of this Lease shall prevail over any conflicting provisions of the CC&Rs. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit D attached hereto. Tenant, at Tenant's sole cost and expense, shall comply with the rules and regulations attached hereto as Exhibit E, together with such additional rules and regulations as Landlord may from time to time prescribe to all tenants in the Project. Tenant shall not commit waste, overload the floors or structure of the Building, subject the Premises, the Building, the Common Area or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would obstruct or endanger any other tenants, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right in common with other tenants of Landlord to use on the parking facilities of the Project; provided, however, that Tenant shall not use more than the number of unreserved and reserved parking spaces allocated to it in the Basic Lease Information. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Tenant further agrees that unless Tenant provides notice in writing to Landlord of an occurrence of a specific violation, Landlord shall not be responsible for enforcing any parking rights in the Project or non-compliance by any other tenant or occupant of the Project with, or Landlord's failure to enforce, any of the rules or regulations or CC&Rs or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises, the Building or the Project.

12.      ENVIRONMENTAL MATTERS
         ---------------------

         12.1 Hazardous Materials Tenant shall not cause nor permit, nor allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises, the Building, the Common Area or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building, the Common Area or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition which occurred during the Term of this Lease, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any such environmental condition, Tenant shall promptly take any and all steps necessary to rectify the same to Landlord's reasonable satisfaction or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefor or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be.

                  12.1.1 Notwithstanding section 12.1 to the contrary, tenant and tenant's employees, agents and representatives shall be permitted to handle, use, generate, store, or dispose in, from, on, under, or about the premises, the building or the project the hazardous materials identified on Exhibit H attached hereto and by this reference incorporated herein (the Permitted Hazardous Materials) so long as all of the conditions set forth in this section 12 are complied with and satisfied. In accordance with changing industry standards for the research and development, manufacturing, and assembly of Tenant's products, it is expected that tenant may change the quantities and types of Hazardous Materials it uses in its business operations (Additional Materials). After all necessary permits and approvals required by any environmental Laws for such additional materials have been obtained by tenant, and provided that tenant handles, uses, stores, generates, and disposes of such additional materials in conformance with all environmental laws and this section 12, tenant shall be permitted to handle, use, store, generate, and dispose of such additional materials in or about the premises. Tenant shall submit and updated list of permitted hazardous materials and additional materials every calendar year. The right to use, store, transport to and from the premises and dispose of the permitted Hazardous Materials and/or the additional materials is personal to Pemstar,("Pemstar") and may not be assigned or otherwise transferred, either as part of or separate from this lease, by Pemstar , except to a permitted transferee( as defined below) without the prior written conse of landlord which consent shall not be unseasonably withheld. Notwithstanding the provisions of the previous sentence to the contrary. Tenants approved assignee or subtenant shall be permitted to handle, use, store, generate, and dispose of permitted Hazardous Materials and Additional Materials in or about the premises, on the condition that (i) all necessary permits and approvals required by any environmental laws for such additional materials have been first obtained by such assignee or subtenant, (ii) such assignee or subtenant delivers to landlord a prior notice setting forth in reasonable detail its anticipated use of any permitted Hazardous Materials or Additional Materials and landlord consents to such anticipated use, which consent shall not be unseasonably withheld or delayed, and (iii) such assignee or subtenant handles, uses, stores, generates, and disposes of such permitted Hazardous Materials and/or Additional Materials approved by landlord in conformance with all environmental laws and this section 12. Notwithstanding provision in this lease to the contrary, at no time shall permitted Hazardous Materials or Additional Materials be handled, used, generated stored, or disposed in, from, on, under or about the premises, the building or the project by tenant or tenants parties in excess of the quantities customarily considered in tenants business to be necessary.

         12.2 Indemnification Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or Tenant's Parties' breach of any prohibition or provision of the preceding section, or (b) the presence of Hazardous Materials on, under or about the Premises or other property to the extent directly or indirectly attributable to Tenant's and/or Tenant's Parties' intentional or negligent activities, or failure to act, in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification to the extent required by Environmental Laws, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

13.      DAMAGE AND DESTRUCTION
         ----------------------

         13.1 Casualty If the Premises or Building should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or (c) in more than one hundred eighty (180) days after the date of the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, and whether Landlord elects to exercise any right of termination as provided in this Section 13.

                  13.1.1 Less Than 90 Days. If the Premises should be damaged only to such extent that rebuilding or repairs can reasonably be completed within ninety (90) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage (exclusive of any deductibles or self insurance by Landlord and/or any entity related to or affiliated with Landlord), Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant unless the same is covered by insurance obtained by Landlord. If Tenant is unable to use or is required to vacate all or a portion of the Premises as a result of any casualty, then the Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (e.g., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant is unable to use or vacates all or a portion of the Premises as a result of any casualty only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy.

                  13.1.2 Greater Than 90 Days. If the Premises should be damaged only to such extent that rebuilding or repairs can reasonably be completed in more than ninety (90) days but in less than one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, then Landlord shall have the option of:
         (a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date of the Casualty to the extent Tenant is unable to use or vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available to fully repair the damage (exclusive of any deductibles or self-insurance by Landlord and/or any entity related to or affiliated with Landlord), except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant unless the same is covered by insurance obtained by Landord. If Tenant is unable to use or is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (e.g., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises) from the date Tenant is unable to use or vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, (such period to be extended for delays caused by Tenant or because of any items of Force Majeure, as hereinafter defined) and Tenant has not re-occupied more than seventy-five percent (75%) of the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within the earlier of: (i) sixty
         (60) days after the expiration of such one hundred eighty (180) day period, or (ii) the date such repairs and restoration are Substantially Completed, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

                  13.1.3 Greater Than 180 Days. If the Premises should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the issuance of permits for the necessary repair or reconstruction of the portion of the Building or Premises which was damaged or destroyed, either Landlord or Tenant may terminate this Lease by giving written notice within thirty (30) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant is unable to use or vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Building or Premises, provided insurance proceeds are available to repair the damage (exclusive of any deductibles or self insurance by Landlord and/or any entity related to or affiliated with Landlord), except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant unless the same is covered by insurance obtained by Landlord. If Tenant is unable to use or is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Rent payable hereunder shall be abated proportionately on the basis of the size of the area of the Premises that is damaged (e.g., the number of square feet of floor area of the Premises that is damaged compared to the total square footage of the floor area of the Premises), from the date Tenant vacates all or a portion of the Premises that was damaged only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy.

         13.2 Tenant's Fault If the Premises or any portion of the Building is damaged resulting from the negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be reduced during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds from policies of insurance required to be maintained pursuant to the provisions of this Lease.

         13.3 Uninsured Casualty Tenant shall be responsible for and shall pay to Landlord any deductible amount payable under the property insurance for the Building. In the event that the Premises or any portion of the Building is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to pay the cost of repair of such damage, in which event, following the securitization of Tenant's funding commitment in a form reasonably acceptable to Landlord, this Lease shall continue in full force and effect, Landlord shall make such repairs as soon as reasonably possible and Tenant shall reimburse Landlord for such repairs within fifteen (15) days after receipt of an invoice from Landlord. If Tenant does not give such notice within the ten (10) day period, this Lease shall terminate automatically as of the date of the occurrence of the damage.

         13.4 Waiver With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law.

         13.5 Force Majeure "Force Majeure," as used in this Section 13 only and shall not apply elsewhere unless otherwise specified, means delays resulting from causes beyond the reasonable control of Landlord, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of Landlord engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

14.      EMINENT DOMAIN
         --------------

         14.1 Total Condemnation If all of the Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

         14.2 Partial Condemnation If any portion of the Premises or the parking areas of the Common Area which Tenant is entitled to use or the Building is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business as reasonably determined by Landlord, Landlord shall have the option of terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises and the parking rights to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or as of the date an order of possession is issued by a Court, Rent shall be adjusted as reasonably determined by Landlord.

         14.3 Award If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be awarded in connection with the unamortized tenant improvements paid for by Tenant and such compensation as may be separately awarded for costs of removing Tenant's merchandise, furniture, fixtures, and equipment to a new location, and the loss of goodwill, if any. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment.

         14.4 Temporary Condemnation In the event of a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises.

15.      DEFAULT
         -------

         15.1 Events of Defaults The occurrence of any of the following events shall, at Landlord's option, constitute an "Event of Default":

                  15.1.1 Abandonment of the Premises;

                  15.1.2 Failure to pay Rent on the date when due and the failure continuing for a period of five (5) days after such payment is due;

                  15.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after written notice from Landlord; provided, however, if the nature of the default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences the cure within the thirty (30) day period and diligently and continuously prosecutes such cure to completion;

                  15.1.4 The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

                  15.1.5 The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease; or

                  15.1.6 The occurrence of an Event of Default set forth in
         Section 15.1.4 or 15.1.5 with respect to any guarantor of this Lease, if applicable.

                  15.1.7 Any other designated Event of Default in the Lease, subject to all applicable rights to cure.

         15.2     Remedies

                  15.2.1 Termination. In the event of the occurrence of an Event of Default, Landlord shall have the right to give a written termination notice to Tenant (which notice may be the notice given under Section
         15.1 above, if applicable, and which notice shall be in lieu of any notice required by California Code of Civil Procedure Section 1161, et seq.) and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                           15.2.1.1 Repossession. Following termination, without
                  prejudice to other remedies Landlord may have, Landlord may
                  (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                           15.2.1.2 Unpaid Rent. Landlord shall have all the
                  rights and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and (b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  15.2.2 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the remedy described in California Civil Code Section 1951.4 (lessor may continue Lease in effect after lessee's breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations) to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Tenant's Share of Building Operating Expenses, Tenant's Share of Project Operating Expenses and Tenant's Share of Real Property Taxes; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Tenant's Share of Building Operating Expenses, Tenant's Share of Project Operating Expenses and Tenant's Share of Real Property Taxes under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in Section 16 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date, Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

         15.3 Cumulative Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

16. ASSIGNMENT AND SUBLETTING Tenant shall not assign, sublet or otherwise transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld or delayed; provided, however, Tenant agrees it shall be reasonable for Landlord to disapprove of a requested sublease or assignment upon a commercially-reasonable review of the sublessee's or assignee's financial condition. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof with copies of all related documents and agreements associated with the assignment or sublease (collectively, the "Transfer Notice"), including without limitation, the financial statements of any proposed assignee or subtenant, forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Five Hundred Dollars ($500.00) for each proposed transfer. The space for which Tenant seeks Landlord's approval to transfer pursuant to the Transfer Notice shall hereafter be referred to as the "Subject Space." Landlord shall have a period of thirty (30) days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease, and in the case of any disapproval the reasons therefore is reasonable detail. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have disapproved such assignment or subletting. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder (See Section 15 of this Lease). If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, after deduction of any actual out of pocket expenses incurred by Tenant in connection with any such assignment or sublease, Tenant shall pay Landlord fifty percent (50%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Such acceptance of Rent shall in no event be deemed to imply that Landlord is approving a subtenant or assignee which Landlord has not approved in writing pursuant to the requirements of this Section 16. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer. Provided Landlord has consented to the proposed assignment or sublease, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed assignee or sublessee named in the Transfer Notice upon all of the terms set forth in the Transfer Notice.

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

         16.1 Permitted Transferees Notwithstanding anything to the contrary contained in this Lease, Tenant, without Landlord's prior written consent, may sublet the Premises or assign this Lease to: (1) a subsidiary, affiliate, franchisee, division or corporation controlling, controlled by or under common control with Tenant; (2) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy reorganization or government action; (3) a purchaser of substantially all of tenant's assets located at the Premises (by stock purchase or other form of consideration); (4) a purchaser of a majority of Tenant's corporate shares (collectively referred to herein as a "Permitted Transferee), provided in each instance (i) the net worth of such Permitted Transferee is then equal to or greater than One Hundred Million Dollars ($100,000,000), (ii) Tenant shall notify Landlord in writing at least fifteen
(15) business days prior to such assignment or sublease, (iii) Tenant complies with all other terms and conditions relating to assignments and subleases, (iv) such Permitted Transferee expressly agrees to be (or reaffirms its obligation to be) bound by all the terms and conditions of this Lease; and (v) any such assignment or sublease is not a subterfuge by Tenant to avoid Landlord's consent. In the event these conditions are not absolutely and unconditionally satisfied, any such assignment or sublease shall require the consent of Landlord. For purposes of this Lease, a sale of a majority of outstanding shares of Tenant's capital stock to any one person or entity through any public exchange shall be deemed an assignment, subletting or other transfer of this Lease or the Premises requiring Landlord's consent, but any other sale of Tenant's capital stock through any public exchange shall not.

17.      ESTOPPEL, ATTORNMENT AND SUBORDINATION
         --------------------------------------

         17.1 Estoppel Within fifteen (15) business days after written request by Landlord, Tenant shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit F, or in such other form as may be customarily acceptable to institutional lenders or Artesia Mortgage Capital Corporation, which form may include some or all of the provisions contained in Exhibit F, to any proposed mortgagee or purchaser. Tenant's failure to deliver said statement in such time period shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord in any requested form of estoppel certificate; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one month's Base Rent has been paid in advance. If any financier should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will substantially, materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, execute and deliver to Landlord the tendered Lease supplement.

         17.2 Subordination This Lease shall be subject and subordinate to all ground leases, master leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any such subordination, not be disturbed in its possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease. If requested, Tenant shall execute and deliver to Landlord within fifteen (15) business days after Landlord's request documentation that may reasonably be required by Landlord or any lender of Landlord to further effect the provisions of this paragraph including, without limitation, a Subordination, Nondisturbance and Attornment Agreement in the form attached hereto as Exhibit G, or in such other form as may be customarily acceptable to institutional lenders or Artesia Mortgage Capital Corporation, which form may include some or all of the provisions contained in Exhibit G provided, however, Tenant's obligation to subordinate shall be conditioned upon Tenant's receipt of a non-disturbance agreement. Landlord represents that there are no ground leases, mortgages, or any other monetary liens having priority over this Lease, except Santa Clara County real property taxes and bond assessments and a first deed of trust in favor of Artesia Mortgage Capital Corporation, and if there are, then Landlord agrees to use commercially reasonable efforts to obtain from such groundlessor, mortgagee, and lien holder a Subordination, Nondisturbance and Attornment Agreement in a form consistent with this paragraph.

         17.3 Attornment In the event of a foreclosure proceeding, the exercise of the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be conditioned upon Tenant's receipt of a non-disturbance agreement.

18.      MISCELLANEOUS
         -------------

         18.1     General

                  18.1.1 Entire Agreement. This Lease sets forth all the agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

                  18.1.2 Time of Essence. Time is of the essence of this Lease.

                  18.1.3 Attorneys' Fees. In any action or proceeding which either party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

                  18.1.4 Severability. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

                  18.1.5 Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises is located.

                  18.1.6 No Option. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

                  18.1.7 Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 16, Tenant.

                  18.1.8 Third Party Beneficiaries. Nothing herein is intended to create any third party benefit.

                  18.1.9 Memorandum of Lease. Tenant shall not record this Lease or a short form memorandum hereof without Landlord's prior written consent which Landlord can withhold in its sole discretion.

                  18.1.10 Agency, Partnership or Joint Venture. Nothing contained herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

                  18.1.11 Merger. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

                  18.1.12 Headings. Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

                  18.1.13 Auctions. Tenant shall not conduct, nor permit to be conducted, any auction upon the Premises without Landlord's prior written consent. Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

                  18.1.14 Consents. Except as otherwise provided elsewhere in this Lease, Landlord's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Tenant for any Landlord consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Tenant upon receipt of an invoice and supporting documentation therefor. Landlord's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Event of Default or breach by Tenant of this Lease exists, nor shall such consent be deemed a waiver of any then existing Event of Default or breach, except as may be otherwise specifically stated in writing by Landlord at the time of such consent. Except as otherwise set forth herein, the failure to specify herein any particular condition to Landlord's consent shall not preclude the imposition by Landlord at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

                  18.1.15 Guarantor.

                           18.1.15.1 Execution. The Guarantors, if any, shall
                  each execute a guaranty in a form provided by Landlord.

                           18.1.15.2 Default. It shall constitute an Event of
                  Default of the Tenant if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution and continued enforceability of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an estoppel certificate, or (d) written confirmation that the guaranty is still in effect as a valid binding obligation.

                  18.1.16 Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation to provide a guard service or other security measures whatsoever. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

         18.2 Signs All signs and graphics of every kind visible in or from public view or corridors, the Common Areas or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

         18.3 Waiver No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

         18.4 Financial Statements Tenant shall provide to any lender, purchaser or Landlord (not more than twice during any Lease Year), within fifteen (15) business days after request, a current, accurate, certified financial statement for Tenant and Tenant's business and financial statements for Tenant and Tenant's business for each of the three (3) years prior to the current financial statement year prepared under generally accepted accounting principles consistently applied. Tenant shall also provide within said fifteen business day period such other certified financial information or tax returns as may be reasonably required by Landlord, purchaser or any lender of either.

         18.5 Limitation of Liability The obligations of Landlord under this Lease are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Landlord's interest in the Project and any insurance proceeds payable from insurance policies paid for in whole or in part by Tenant pursuant to this Lease, for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord provided that Landlord has obtained the insurance it is required to obtain pursuant to this Lease. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder, provided that Landlord has conveyed all of its right, title and interest in and to the Project, and the transferee of Landlord's interest expressly assumes all liabilities and obligations of Landlord hereunder from the date of such transfer.

         18.6 Notices All notices to be given hereunder shall be in writing and mailed postage prepaid by certified, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the earlier of receipt or refusal to accept delivery.

         18.7 Brokerage Commission Landlord shall pay a brokerage commission to Landlord's Broker specified in the Basic Lease Information in accordance with a separate agreement between Landlord and Landlord's Broker. Landlord shall have no further or separate obligation for payment of any commissions or fees to any other broker or finder. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord, Landlord's Broker and Tenant's Broker specified in the Basic Lease Information, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Any commissions or fees payable to Tenant's Broker with respect to this transaction shall be paid by Landlord's Broker, and Landlord shall have no obligation with respect thereto. Subject to the foregoing, Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

         18.8 Authorization Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

         18.9     Holding Over; Surrender.

                  18.9.1 Holding Over. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall, at Landlord's option, constitute a month-to-month tenancy, at a rent equal to two hundred percent (200%) of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

                  18.9.2 Surrender. Upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises broom clean, together with all keys, in good condition and repair, reasonable wear and tear excepted. Tenant shall patch and fill all holes within the Premises and all penetrations of the roof shall be resealed to a watertight condition. In no event may Tenant remove from the Premises any mechanical or electrical systems or any wiring or any other aspect of any systems within the Premises that is not a trade fixture, equipment or personal property of Tenant, except as provided in paragraph 10.2, above. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

         18.10 Joint and Several If Tenant consists of more than one person, the obligation of all such persons shall be joint and several.

         18.11 Hazardous Substance Disclosure. California law requires landlords to disclose to tenants the existence of certain Hazardous Materials. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the garage and parking areas of the Project. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials. The Building may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials. By its execution of this Lease, Tenant acknowledges that the notice set forth hereinabove shall constitute the notice required under California Health and Safety Code Section 25915.5.

         18.12 First Right to Negotiate. Upon the termination of Landlord's lease with San Jose State University for the adjacent premises, Tenant shall have the first right to negotiate a new lease for the adjacent premises. Said first right to negotiate shall terminate within three (3) weeks of Tenant's receiving written notice from Landlord that the adjacent premises are available for lease. Nothing in this Section is intended to provide Tenant an option to lease such adjacent premises, and the first right to negotiate shall be void and unenforceable in the case an Event of Default, subject to applicable rights to cure, exists at the time Landlord provides Tenant with the written notice described herein.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth below.



"Landlord"                                      "Tenant"

SENTER ROAD, LLC,  a California limited         PEMSTAR, a Minnesota corporation
liability company

By:      /s/ Stevan S. Robertson, Jr.           By:      /s/ Steve Petracca
   ------------------------------------            -----------------------------

   Name: Stevan S. Robertson, Jr.                  Name: Steve Petracca
                                                        ------------------------

   Its:  Managing Member                           Its:  Executive VP
                                                       -------------------------

Date:      March 12, 2000                       Date:    March 7, 2000
     ----------------------------------              ---------------------------


By:        /s/ Marsha Robertson                 By:
   ------------------------------------            -----------------------------

   Name:  Marsha Robertson                         Name:
                                                        ------------------------

   Its:   Member                                   Its:
                                                       -------------------------

Date:      March 12, 2000                       Date:
     ----------------------------------              ---------------------------